                                                                EXHIBIT 10.56


                                              CERTIFIED COPY - TO BE RETURNED


                                                        RECORDED
                                             Federal Aviation Administration

                                            Date   12-4-95   Time   3:43 pm
                                                 ----------       -----------
                                            Conveyance Number   YY013352
                                                             ----------------
                                            By      /s/ Marsha Knight
                                               ------------------------------


                         AIRCRAFT LEASE AGREEMENT

                                BETWEEN

                               BJET, INC.
                                (LESSOR)

                                  AND

                          ALOHA AIRLINES, INC.
                                (LESSEE)


                         DATE: OCTOBER 23, 1995


This Aircraft Lease Agreement constitutes Chattel Paper, and the executed counterpart containing an acknowledgement of receipt by FINOVA as assignee thereof (which acknowledgement of assignment appears beneath the signatures of Lessor and Lessee on the signature page of the Aircraft Lease Agreement) shall constitute the chattel paper counterpart.

                                LEASE AGREEMENT
                               TABLE OF CONTENTS

SECTION 1. DEFINITIONS.

SECTION 2. LEASE AND DELIVERY OF THE AIRCRAFT: CERTAIN LESSEE EXPENSES.
   (a) LEASE, OBLIGATIONS, AND CONDITIONS PRECEDENT.
       (i)    EXECUTION OF OPERATIVE DOCUMENTS.
       (ii)   EVIDENCE OF LEGAL AUTHORITY TO IMPORT, LEASE AND OPERATE THE
              AIRCRAFT.
       (iii)  EVIDENCE OF LEGAL AUTHORITY TO PAY RENT.
       (iv)   EVIDENCE OF CORPORATE AUTHORITY.
       (v)    EVIDENCE OF INSURANCE.
       (vi) EVIDENCE OF REGISTRATION OF THE AIRCRAFT AND PROTECTION OF LESSOR OWNERSHIP.
       (vii)  OPINION OF COUNSEL.
       (viii) EVIDENCE OF LESSOR'S AUTHORITY TO DEREGISTER AND EXPORT THE AIRCRAFT.
       (ix)   EVIDENCE OF LESSOR'S AUTHORITY TO INQUIRE AS TO FEE AND TAX
              PAYMENTS.
       (x)    PAYMENT OF BASIC RENT AND SECURITY DEPOSIT.
       (xi)   OFFICER'S CERTIFICATE.

   (b) INSPECTION PRIOR TO ACQUISITION: DELIVER CONDITION: DELIVERY

   (c) LESSOR AUTHORITY.

   (d) LESSEE OBLIGATIONS AFTER DELIVERY.

   (e) CERTAIN LESSEE EXPENSES.

SECTION 3. TERM, RENT AND MAINTENANCE RESERVES.
   (a) TERM.
   (b) BASIC RENT.
   (c) METHOD OF PAYMENT.
   (d) SUPPLEMENTAL RENT.
   (e) SECURITY DEPOSIT.
   (f) MAINTENANCE RESERVES.
   (g) USE OF MAINTENANCE RESERVES
   (h) DRAWDOWN BY LESSEE
   (i) TITLE TO MAINTENANCE RESERVES
   (j) ASSIGNMENT OF MAINTENANCE RESERVES
   (k) AIRCRAFT INDUCTION ALLOWANCE


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   (l) LEASE RENEWAL OPTION

SECTION 4. REPRESENTATIONS, WARRANTIES AND MISCELLANEOUS COVENANTS.
   (a) THE LESSEE'S REPRESENTATIONS AND WARRANTIES.
       (i)    ORGANIZATION AND QUALIFICATION.
       (ii)   AIR CARRIER.
       (iii)  CORPORATE AUTHORIZATION.
       (iv)   GOVERNMENT APPROVAL.
       (v)    VALID AND BINDING AGREEMENTS.
       (vi)   LITIGATION.
       (vii)  COMMERCIAL ACTIVITIES; NO IMMUNITY.
       (viii) TAXES.
       (ix) LESSOR'S QUALIFICATIONS; PROTECTION OF LESSOR'S OWNERSHIP OF THE AIRCRAFT.
       (x)    FINANCIAL CONDITION.
       (xi)   ACCURACY AND DISCLOSURE OF INFORMATION.
   (b) REPRESENTATIONS AND WARRANTIES OF THE LESSOR.
       (i)    DUE ORGANIZATION.
       (ii)   DUE AUTHORIZATION: ENFORCEABILITY.
       (iii)  NO VIOLATION.
       (iv)   OWNERSHIP OF AIRCRAFT.
       (v)    LITIGATION.
       (vi)   FINANCIAL CONDITION.
       (vii)  ACCURACY AND DISCLOSURE OF INFORMATION.
       (viii) NO AIRCRAFT LIENS.
       (ix)   ENGINE SUBSTITUTION.
   (c) DISCLAIMER AND ACKNOWLEDGEMENT OF DISCLAIMER; WAIVER OF CONSEQUENTIAL DAMAGES.
   (d) LESSEE'S MISCELLANEOUS COVENANTS.
       (i)    MAINTENANCE OF CORPORATE STATUS; NO MERGER OR CONSOLIDATION.
       (ii)   NOTICE OF DEFAULT OR ADVERSE OCCURRENCE.
       (iii)  MAINTENANCE OF CONSENTS AND APPROVALS.
       (iv)   CHANGE OF LOCALE.
       (v)    FINANCIAL INFORMATION AND REPORTS.
   (e) LESSOR'S COVENANT OF QUIET ENJOYMENT.

SECTION 5. REGISTRATION, USE, OPERATION, MAINTENANCE, POSSESSION.
   (a) TITLE AND REGISTRATION.
   (b) GENERAL.
   (c) USE.
   (d) OPERATION.
   (e) LESSEE TO PAY ALL COSTS.
   (f) MAINTENANCE IN GENERAL.
   (g) SPECIFIC ITEMS OF MAINTENANCE.

   (h) PARTS.
   (i) AIRWORTHINESS DIRECTIVES.
   (j) SERVICE BULLETINS.
   (k) CORROSION CONTROL.
   (l) MODIFICATIONS.
   (m) REPORTS.
   (n) RIGHT TO INSPECT.
   (o) REPAIRS.
   (p) AIRCRAFT DOCUMENTS.
   (q) LESSOR'S DISCLAIMER.
   (r) POSSESSION.
   (s) INSIGNIA.
   (t) TEMPORARY SUBSTITUTIONS.
   (u) STAGE III NOISE ATTENUATION MODIFICATION.

SECTION 6. RETURN OF THE AIRCRAFT.
   (a) RETURN.
   (b) LEASE CONTINUES.
   (c) RETURN OF ENGINES.
   (d) CONDITION OF AIRCRAFT.
       (i)    OPERATING CONDITION; MINIMUM LIFE REMAINING.
       (ii)   CLEANLINESS STANDARDS.
       (iii)  CERTIFICATE OF AIRWORTHINESS.
       (iv)   COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS.
       (v)    DEFERRED MAINTENANCE.
       (vi)   CORROSION TREATMENT.
       (vii)  CONFIGURATION AND CONDITION.
   (e) CONDITION OF AIRFRAME.
       (i)    C CHECK.
       (ii)   D CHECK.
       (iii)  PARTS.
       (iv)   FUSELAGE, WINDOWS AND DOORS.
       (v)    WINGS AND EMPENNAGE.
       (vi)   INTERIOR.
       (vii)  COCKPIT.
       (viii) CARGO COMPARTMENT.
   (f) CONDITION OF LANDING GEAR.
   (g) CONDITION OF AUXILIARY POWER UNIT ("APU").
   (h) CONDITION OF ENGINES.
   (i) HISTORICAL RECORDS: TREND MONITORING DATA.
   (j) INSPECTIONS.
   (k) ACCEPTANCE.
   (l) DEFERRED DISCREPANCY CORRECTION.
   (m) AIRCRAFT DOCUMENTS.

   (n) SERVICE BULLETIN KITS.
   (o) LESSEE'S SPECIAL EXTERIOR MARKINGS.
   (p) STORAGE OF AIRCRAFT UPON RETURN.
   (q) ASSIGNMENT OF RIGHTS.
   (r) FINANCIAL SETTLEMENT IN LIEU OF LIFE REMAINING; NO LESSOR OBLIGATIONS.
   (s) OVERFLIGHT AND OTHER FEES.

SECTION 7. LIENS.

SECTION 8. TAXES
   (a) TAX INDEMNITY.
   (b) WITHHOLDING.
   (c) AFTER-TAX PAYMENT.
   (d) TAX SAVINGS.
   (e) COOPERATION IN FILING TAX RETURNS.

SECTION 9. RISK OF LOSS; EVENT OF LOSS; REQUISITION FOR USE.
   (a) RISK OF LOSS
   (b) AIRFRAME EVENT OF LOSS
   (c) ENGINE EVENT OF LOSS.
   (d) REQUISITION.

SECTION 10. INSURANCE
   (a) ALL-RISK INSURANCE.
   (b) WAR RISK INSURANCE.
   (c) LIABILITY INSURANCE.
   (d) DEDUCTIBLES AND SELF INSURANCE.
   (e) ADDITIONAL REQUIREMENTS: LOSS PAYMENT.
   (f) NO SET-OFF
   (g) NOTICE OF MATERIAL ALTERATION OR CANCELLATION.
   (h) RENEWAL.
   (i) APPLICATION OF HULL INSURANCE PROCEEDS.
   (j) INSURANCE FOR OWN ACCOUNT.
   (k) REPORTS; CERTIFICATES.

SECTION 11. THE LESSOR'S RIGHT TO PERFORM FOR THE LESSEE.

SECTION 12. FURTHER ASSURANCES.

SECTION 13. EVENTS OF DEFAULT.
   (a) FAILURE TO PAY BASIC RENT.
   (b) FAILURE TO PAY SUPPLEMENTAL RENT.
   (c) FAILURE TO MAINTAIN INSURANCE.
   (d) MISREPRESENTATION OR BREACH OF WARRANTY.

   (e) BANKRUPTCY, ETC.
   (f) GENERAL DEFAULT.
   (g) LOSS OF AIRLINE OR CORPORATE AUTHORITY.
   (h) NON-PERMITTED TRANSFER.
   (i) ABANDONMENT.
   (j) UNLAWFUL ACT.
   (k) FAILURE TO PERFORM COVENANTS.
   (l) OTHER OBLIGATIONS.

SECTION 14. REMEDIES.
   (a) RETURN AND REPOSSESSION.
   (b) SALE, USE, ETC.
   (c) LIQUIDATED DAMAGES; FAIR MARKET RENTAL.
   (d) APPLICATION OF SECURITY DEPOSIT.
   (e) CANCELLATION, TERMINATION, AND RESCISSION.
   (f) OTHER REMEDIES.
   (g) ATTORNEY-IN-FACT.
   (h) CONTINUING OBLIGATIONS.

SECTION 15. GENERAL INDEMNITY AND EXPENSES.
   (a) GENERAL INDEMNITY.
   (b) LEGAL FEES AND EXPENSES.

SECTION 16. ASSIGNMENT AND ALIENATION.

SECTION 17. NOTICES.

SECTION 18. NO SET-OFF, COUNTERCLAIM, ETC.

SECTION 19. GOVERNING LAW
   (a) WAIVER OF IMMUNITY, CONSENT TO JURISDICTION.
   (b) GOVERNING LAW.
   (c) SERVICE OF PROCESS.
   (d) VENUE AND JURISDICTION.
   (e) TRIAL BY JURY.

SECTION 20. MISCELLANEOUS.

EXHIBIT A: FORM OF LEASE SUPPLEMENT AND RECEIPT

EXHIBIT B: FORM OF OPINION OF COUNSEL

EXHIBIT C: FORM OF CERTIFICATE OF COMPLIANCE

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EXHIBIT D: APPOINTMENT AS ATTORNEY-IN-FACT

EXHIBIT E: DELIVERY RECEIPT


                                       6
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                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                             AIRCRAFT LEASE AGREEMENT

    This AIRCRAFT LEASE AGREEMENT dated as of October 23, 1995 between Bjet, Inc., with its principal place of business at 5718 Westheimer, Suite 1700, Houston, Texas 77057 ("Lessor"), and Aloha Airlines, Inc., incorporated under the laws of Hawaii as a Hawaii corporation and having its registered office at P.O. Box 30028, Honolulu, Hawaii 96820 ("Lessee"),

    WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the aircraft described and referred to herein upon and subject to the terms and conditions of this Lease;

    NOW,   THEREFORE,   in  consideration  of  the  mutual
promises herein contained, the Lessee and Lessor agree as follows:

    SECTION 1, DEFINITIONS. The following terms shall have the following meanings for all purposes of this Lease:

    "AIRCRAFT" means the Airframe, the Engines, and the Aircraft Documents. Such Engines shall be deemed part of the "Aircraft" whether or not from time to time attached to the Airframe or to another airframe or on the ground.

    "AIRCRAFT DOCUMENTS" has the meaning given such term in Section 5(p) hereof.

    "AIRFRAME" means the Boeing model 737-2X6C airframe, manufacturer serial number 23292, registration mark N674MA (to be changed to N817AL), together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe or required to be subject to this Lease as provided in Section 5 hereof.

    "AIRWORTHINESS DIRECTIVES" means (i) any airworthiness directive or other mandatory regulation, directive or instruction that the Aviation Authority may from time to time issue and that is required to be carried out on airframes or engines of the same type as the Airframe or Engines; and (ii) any service bulletin issued by the Airframe, Engine, or any Part manufacturer that is deemed "alert' or "mandatory" by such manufacturer.

    "APPLICABLE LAW" means, without limitation, all applicable laws, treaties, international agreements, decisions and orders of any court, arbitration or governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority, including, without limitation, the Uniform Commercial Code of New York, and such laws of the United States which prohibit trade with enemies of the United States.

    "APPROVED MAINTENANCE PROGRAM" means a maintenance program applicable to the Aircraft, approved by the Aviation Authority, encompassing scheduled maintenance, condition monitored maintenance, and on-condition maintenance of airframe. engines and components of the Aircraft, including, but not limited to, servicing, testing, preventive maintenance, repairs, structural inspections, systems checks, approved modifications, service bulletins, engineering orders, Airworthiness Directives, corrosion control inspections and treatments, and which meets the Aviation Law requirements for commercial airline passenger operations and is approved by the appropriate Aviation Authority officer having responsibility for Lessee's operations and maintenance of the Aircraft.

    "AVIATION AUTHORITY" means the Federal Aviation Administration or a successor agency and the United States Department of Transportation or a successor agency, and such other governmental authorities from time to time vested with the control and supervision of the Aviation Law, or having jurisdiction over the registration, airworthiness, operation of or other matters relating to the Aircraft or civil aviation in the United States.

    "AVIATION LAW" means 49 U.S.C. ss. 40101 ET SEQ (Title 49, subtitle VII of the United States Code), as amended from time to time.

    "BASIC RENT" means the rent payable for the Aircraft pursuant to Section 3(b) hereof.

    "BUSINESS DAY" means a day of the year in which banks are not authorized or required to close in Houston, Texas, New York, New York, or Honolulu, Hawaii.

    "D CHECK" means the inspection, overhaul, repair, presentation and replacement of Parts, including preventive maintenance, identified as a full block D Check under Lessee's Approved Maintenance Program. Such full block D Check shall include all structural inspections, corrosion control and other work normally completed in conjunction with such block D Check.

    "DEFAULT" means an event which with the passage of time or the giving of notice, or both, would constitute an Event of Default.

    "DELIVERY DATE" has the meaning given such term in Section 2(b) hereof, except as set forth on the Rider attached hereto at page 9A.

    "DELIVERY LOCATION" has the meaning given such term in Section 2(b) hereof.

    "ENGINE" or "Engines" means two Pratt & Whitney model JT8D-17A engines, serial numbers 709481B and 7094181B, each of which is 750 or more rated takeoff horsepower or the equivalent thereof, or any other engine which may from time to time replace an Engine leased hereunder in accordance with the terms hereof, together with, in the case

                                     RIDER

    For purposes of Lessee's obligations under Section 6 hereof, the Delivery Date shall mean the date of completion, in accordance with the workscope of Aloha's Maintenance Provider and any Lessor approved revisions thereto, of the D Check to which the Induction Allowance, as defined herein, applies and the certification of the Aircraft as airworthy by the Maintenance Provider.









                                      9A
of each engine referred to above, any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine or required to be subject to this Lease as provided in Section 5 hereof. An Engine shall remain leased hereunder whether or not from time to time attached to the Airframe or attached to any other airframe or on the ground.

     "EVENT OF DEFAULT"   has the meaning given such term in Section 13
hereof.

     "EVENT OF LOSS" shall mean any of the following events with respect to any property:

     (i) loss of such property due to theft, disappearance, destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason;

     (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a constructive, agreed, arranged, or compromised total loss;

     (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such property by private persons or by any governmental or purported governmental authority (but excluding requisition for use or hire not involving requisition of title, provided such requisition for use or hire does not continue for more than 180 consecutive days); or

     (iv) as a result of any rule, regulation, order, or other action by the Aviation Authority, the use of such property in the normal course of air transportation is prohibited for a period of six months.

    "EXPIRY" shall mean any of the following: (i) expiration of the Term through the passage of time in accordance with the terms of this Lease, or
(ii) termination, cancellation, or rescission of the Lease in accordance with its terms and in accordance with Applicable Law.

    "FAA" means the Federal Aviation Administration of the United States Department of Transportation or any successor agency.

    "INDEMNITEE" means (i) the Lessor, (ii) Jetlease, Inc. parent of Lessor and its affiliates, (iii) Lender and its affiliates, and (iv) their respective successors, assigns, representatives, employees, officers, directors and agents, and each of them. Provided that any of the foregoing persons or entities shall not be considered an Indemnitee hereunder for any acts or omissions of such person in its capacity as (x) a manufacturer of the Aircraft or any part thereof, (y) an operator of the Aircraft or (z) any maintenance facility that performed maintenance on the Aircraft.

    "LEASE" SHALL mean this Aircraft Lease Agreement, as supplemented by the Lease Supplement and Receipt, and as may be amended in accordance with Section 20 hereof.

    "LEASE SUPPLEMENT AND RECEIPT" shall mean a Lease Supplement and Receipt, substantially in the form of Exhibit A hereto.

    "LENDER" shall mean FINOVA Capital Corporation, and its successors and assigns.

    "LESSOR LIENS" means Liens which result from claims against or affecting the Lessor that are unrelated to the Operative Documents or the transactions contemplated thereby.

    "LIEN" means any mortgage, security interest, lease or other charge or encumbrance or claim or right of others, including, without limitation, rights of others under any airframe or engine interchange or pooling agreement.

    "LIFE LIMITED COMPONENT" means any Part that is required either by the Airframe, Engine, or Part manufacturer or by the Aviation Authority or by the Approved Maintenance Program to be overhauled or replaced after a certain number of hours, calendar time, cycles, or landings, including both rotable and consumable Parts.

    "MAINTENANCE PROVIDER, means Lessee or an internationally recognized service, overhaul and repair agency authorized by the Aviation Authority and fully qualified to service, repair and overhaul the Airframe and Engines and Parts.

    "OPERATIVE DOCUMENTS" means this Lease (including a Lease Supplement and Receipt), and any ancillary documents executed in connection therewith.

    "OVERDUE PAYMENT RATE" means Chemical Bank, New York, prime rate plus 3 per cent per annum.

    "PARTS" means all appliances, components. parts, instruments, appurtenances. accessories, furnishings or other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and includes replacement parts.

    "PERMITTED LIENS" means, (i) Lessor Liens: (ii) Liens for Taxes; (iii) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business, including (without limitation) Liens in respect of airport user and en route charges; and (iv) Liens arising out of judgments or awards; and with respect to foregoing clauses (ii), (iii), and (iv), the payments associated with the Liens described therein are either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings and such proceedings in the reasonable opinion of the Lessor do not involve any danger of the sale, forfeiture, confiscation, seizure or loss of the Airframe or any Engine or interest therein.

    "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a foreign state or political subdivision thereof or any agency of such state or subdivision.

    "RENT" means Basic Rent and Supplemental Rent.

    "RENT COMMENCEMENT DATE" has the meaning given to such term in Section 3(a) hereof.

    "RENT PAYMENT DATE" means the Delivery Date and the day of each calendar month following the month in which the Rent Commencement Date occurs which corresponds to the Rent Commencement Date (or, if any such month does not have such a corresponding day then the last day of such month) during the Term.

    "RETURN DATE" has the meaning given to such term in Section 6(a) hereof.

    "RETURN LOCATION" has the meaning given to such term in Section 6(a) hereof.

    "SECURITY DEPOSIT" has the meaning given to such term in Section 3(e) hereof.

    "STIPULATED LOSS VALUE" has the meaning given to such term in Section 10(a) hereof.

    "SUPPLEMENTAL RENT" means all amounts, including Maintenance Reserves, liabilities, indemnifications and obligations of any kind whatsoever (other than Basic Rent but including any payment of Stipulated Loss Value or any amount calculated by reference thereto) which the Lessee is obligated to pay in accordance with the terms of this Lease.

    "TAX" has the meaning given to such word in Section 8(a) hereof.

    "TERM" has the meaning given to such word in Section 3(a) hereof.

    "U.S.$ AND DOLLARS" means the lawful currency of the United States.

    SECTION 2. LEASE AND DELIVERY OF THE AIRCRAFT: CERTAIN
    LESSEE EXPENSES.

    (a) LEASE, OBLIGATIONS, AND CONDITIONS PRECEDENT.

The Lessor agrees to lease to the Lessee and the Lessee agrees to lease from the Lessor, the Aircraft, on the terms and conditions of this Lease. The Lessor's obligation to lease the Aircraft shall be conditioned upon the absence of any Default hereunder, the absence of any materially adverse change in the Lessee's financial condition or prospects from June 31, 1995 to the Delivery Date, the acquisition of the Aircraft by the Lessor on terms satisfactory to Lessor in its sole discretion, and the performance by Lessee of each of the following obligations on or before the Delivery Date (unless a sooner date is specified), all in form and substance satisfactory to Lessor and its counsel;

         (i) EXECUTION OF OPERATIVE DOCUMENTS. The Lessee shall have executed and delivered this Lease, the Lease Supplement and Receipt (dated the Delivery Date), and each other Operative Document to which it is a party.

         (ii) EVIDENCE OF LEGAL AUTHORITY TO IMPORT. LEASE AND OPERATE THE AIRCRAFT, [INTENTIONALLY OMITTED];

         (iii) EVIDENCE OF LEGAL AUTHORITY TO PAY RENT.
[INTENTIONALLY OMITTED];

         (iv) EVIDENCE OF CORPORATE AUTHORITY. The Lessee shall have delivered to the Lessor certified resolutions of the board of directors of the Lessee duly authorizing the execution, delivery and performance of this Lease, the other Operative Documents to which the Lessee is a party, and other satisfactory evidence as may be requested by Lessor that the Lessee has taken all corporate action necessary to authorize the Operative Documents and the transactions contemplated hereby, together with an incumbency certificate as to the person or persons authorized to execute and deliver the same;

         (v) EVIDENCE OF INSURANCE. The Lessee shall have delivered to the Lessor and Lender reports and certificates of insurance in compliance with the requirements of the Aviation Authority and Section 10 hereof-,

         (vi) EVIDENCE OF REGISTRATION OF THE AIRCRAFT AND PROTECTION OF LESSOR'S OWNERSHIP. The Lessor shall provide an application to the Aviation Authority for a certificate of registration for the Aircraft in the name of Lessor; and

         (vii) OPINION OF COUNSEL. At Lessee's expense, the Lessor shall receive a favorable opinion addressed to Lessor from Char, Sakamoto, Ishii & Lum, counsel to Lessee, substantially in the form attached hereto as Exhibit B and otherwise satisfactory to the Lessor.

         (viii) EVIDENCE OF LESSOR'S AUTHORITY TO DEREGISTER AND EXPORT THE AIRCRAFT [INTENTIONALLY OMITTED];

         (ix) EVIDENCE OF LESSOR'S AUTHORITY TO INQUIRE AS TO FEE AND PAYMENTS. Lessee shall, during the Lease Term, upon written request by Lessor, furnish to Lessor evidence satisfactory to Lessor that all charges incurred by Lessee with respect to the Aircraft, including without limitation all payments due to the relevant air traffic control authorities, have been paid and discharged in full (a certificate of Lessee's Chief Financial Officer as to the payment of such charge will suffice so long as no Event of Default has occurred and is continuing). Upon written request by Lessor, Lessee also will provide a letter from Lessee addressed to any relevant air traffic control authority pursuant to which Lessee authorizes the addressee to issue to Lessor. a statement of account reflecting all sums due by Lessee to the authority in respect of all aircraft (including without limitation, the Aircraft) operated by Lessee.

         (x) PAYMENT OF BASIC RENT AND SECURITY DEPOSIT. Lessor shall have received the first payment of Basic Rent, and payment of the Security Deposit.

         (xi) OFFICER'S CERTIFICATE. Lessee's representations and warranties shall be true, and no Default or Event of Default shall exist, and the Lessor shall receive an Officer's Certificate from the Lessee to that affect

    (b) INSPECTION PRIOR TO ACQUISITION: DELIVERY CONDITION: DELIVERY. For purposes of this Lease, Lessee shall inspect the Aircraft and approve of its condition, as agent for Lessor, prior to Lessor's acquisition of it.

         (i) The Lessee's obligation to accept delivery of the Aircraft shall be subject to the following:

     a. The Aircraft being in the condition set forth in Exhibit A.

     b. A purchase agreement signed by the Lessor on or before September 19, 1995.

     c. A loan commitment letter for the purchase of the Aircraft signed on or before October 31, 1995.

     d. Delivery of the Aircraft on or before October 31, 1995.

    e. Receipt of the opinion of Lessor's counsel as to the due authorization of this Lease on or before the Delivery Date.

    f. The Aircraft being on United States registry.

         (ii) Lessee shall accept delivery of the Aircraft "AS IS," "WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTIONS 4(c) HEREOF, at the Evergreen Air Center, Marana, Arizona, or such other place as may be mutually agreed upon in writing by the Lessor and Lessee (the "Delivery Location") on or before October 31, 1995 but no later than December 31, 1995, or such other date as may be mutually agreed upon in writing by the Lessor and Lessee (the "Delivery Date", which date shall be the date of the Lease Supplement and Receipt). Upon tender of delivery of the Aircraft in the condition set forth in Exhibit A, Lessee shall immediately accept delivery of the Aircraft. Upon acceptance of the Aircraft, the Lessee shall execute and deliver the Lease Supplement and Receipt to the Lessor, which shall constitute, without further act, unconditional and irrevocable acceptance by the Lessee of the Aircraft under, and for all purposes of, this Lease and as being airworthy, in accordance with specifications, in good working order and repair. The provisions of this Section 2(b)(ii) and of the Lease Supplement and Receipt shall not be construed to expand the Lessee's obligations under Sections 5 and 6 hereof.

    (c) LESSOR AUTHORITY. On the Delivery Date, and if requested by Lessee, the Lessor shall furnish to the Lessee satisfactory evidence that the Lessor has taken all corporate action necessary to authorize this Lease and the transactions contemplated hereby, together with an incumbency certificate as to the person or persons authorized to execute and deliver the same, in each case in form and substance satisfactory to the Lessee.

    (d) LESSEE OBLIGATIONS AFTER DELIVERY.

         (1) Following the Delivery Date, Lessee shall forthwith cause to have performed upon the Aircraft, a full block D Check, in accordance with Lessee's Approved Maintenance Program. Such full block D Check shall include all structural inspections, corrosion control and other work normally completed in conjunction with such block D Check.

    (e) CERTAIN LESSEE EXPENSES. INTENTIONALLY OMITTED.

    SECTION 3. TERM AND RENT.

    (a) TERM. The Delivery Date shall be the "Rent Commencement Date." The term for which the Aircraft is leased hereunder (the "Term") shall begin on the Delivery Date and end ninety-six (96) months from the Rent Commencement Date unless Expiry occurs sooner pursuant to the express provisions of this Lease.

    (b) BASIC RENT. The Lessee shall pay to the Lessor monthly rental for the Aircraft the ("Basic Rent"), payable in advance on each Rent Payment Date during the Term, in accordance with Schedule 3, attached hereto.

    (c) METHOD OF PAYMENT. All Rent hereunder shall be paid by the Lessee not later than 2:00 P.M., New York City time, on the date due thereof in U.S. Dollars and in immediately available funds to the Lessor by deposit to:

Bank:                                  Citibank, N.A.
                                       New York, New York
ABA#:                                  021000089
Account name:                          FINOVA Capital Corporation
Acct.#:                                4068-0522
Ref.:                                  BJET
Other Banking information:             ZQX 32348 ZQX

or to such other account as the Lessor shall specify to the Lessee in writing. Any Rent due on a day which is not a Business Day shall be due on the next Business Day.

    (d) SUPPLEMENTAL RENT. The Lessee also agrees to pay to the Lessor any and all Supplemental Rent promptly as the same shall become due and owing. In the event of any failure on the part of the Lessee to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity in the case of nonpayment of Basic Rent. The Lessee will also pay, on demand, as Supplemental Rent, an amount equal to interest at the Overdue Payment Rate on any part of any payment of Rent not paid on the date it becomes due for any period for which the same shall be overdue.

    (e) SECURITY DEPOSIT. Upon the execution of this Lease, Lessee shall make a deposit, in cash, with Lessor in the amount of Two Hundred Fifty Thousand United States Dollars (US$ 250,000) to serve as security for Lessee's full and faithful performance of all of its obligations under this Lease (the "Security Deposit").

         (i) The Security Deposit shall remain in effect until the Aircraft is returned in the condition required by this Lease. Lessee shall not be entitled to off-set any Rent against the Security Deposit. After the return of the Aircraft in the condition required by this Lease, Lessor shall return the Security Deposit, without interest, provided that Lessee has otherwise fulfilled all its obligations hereunder.

    (f) MAINTENANCE RESERVES. INTENTIONALLY OMITTED.

    (g) USE OF MAINTENANCE RESERVES. INTENTIONALLY OMITTED.

    (h) DRAWDOWN BY LESSEE. INTENTIONALLY OMITTED.

    (i) TITLE TO MAINTENANCE RESERVES. INTENTIONALLY OMITTED.

    (j) ASSIGNMENT OF MAINTENANCE RESERVES. INTENTIONALLY OMITTED.

    (k) AIRCRAFT INDUCTION ALLOWANCE. The Lessor will provide a $450,000 allowance to Lessee to be applied to the cost of a "D" check and other direct costs of placing the Aircraft on Lessee's operating certificate.

    (l) LEASE RENEWAL OPTION. Provided Lessee is not in default hereunder, Lessee may extend the Term of this Agreement for up to two (2) Lease Renewal Periods of twelve (12) months each by delivering written notice to Lessor at least six (6) months prior to the Expiry of any term. During any Lease Renewal Period, the rental rate shall be equal to the Basic Rent, Supplemental Rent and other sums then payable under this Agreement. All other terms and conditions of this Agreement shall remain in full force and effect during any and all Lease Renewal Periods.

    SECTION 4. REPRESENTATIONS, WARRANTIES & MISCELLANEOUS COVENANTS.

    (a) THE LESSEE'S REPRESENTATIONS AND WARRANTIES. The Lessee represents and warrants as follows:

         (i) ORGANIZATION AND QUALIFICATION. The Lessee is duly incorporated in and validly existing under the laws of the State of Hawaii, possessing perpetual corporate existence, having the capacity to sue and be sued in its own name, has full power, legal right and authority (corporate and otherwise) to carry on its business as currently conducted, to own and hold under lease its properties and to execute, deliver and perform and observe the provisions of this Lease and other Operative Documents to which it is a party, and is duly qualified to do business in good standing wherever the nature of its business makes such qualification necessary.

         (ii) AIR CARRIER. The Lessee is a citizen of the United States (as defined in 49 U.S.C. ss.40102) holding an air carrier operating certificate issued under 49 U.S.C. chapter 447 for aircraft capable of carrying 10 or more individuals. Lessee is duly licensed by all Governmental authorities whose license or approval may be required to conduct its operations and to operate the Aircraft in air commerce under Part 121 of the Federal Aviation Administration Air Regulations, 14 C.F.R. 121, and using an air carrier aircraft radio station under Part 87 of the Federal Communications Commission Aviation Services Regulations, 47 C.F.R. 87, and to the best of the knowledge of Lessee there is no pending or threatened action or proceeding to revoke, modify or suspend any such license.

         (iii) CORPORATE AUTHORIZATION. The execution, delivery, and performance by the Lessee of this Lease and each of the other Operative Documents to which it is or will be a party (A) have been duly authorized by all necessary corporate action on behalf of the Lessee, (B) do not require the consent or approval of the Lessee's stockholders or of any trustee or the holders of any indebtedness or obligations of the Lessee (except such as have been obtained, and certified copies of which have been furnished to the Lessor), (C) do not contravene any existing Applicable Law to which the Lessee is subject, (D) do not conflict with or result in any breach of any of the terms or constitute a default under any document, instrument, or agreement to which the Lessee is a party or is subject or by which it or any of its assets are bound, (E) do not contravene the

Lessee's charter or by-laws, or any other provisions of Lessee's constitutive documents. and (F) do not and will not result in the creation or imposition of or oblige Lessee to create any Lien on or over the Aircraft other than any Permitted Lien.

         (iv) GOVERNMENT APPROVAL. Every consent, authorization, and approval required by the Lessee to enable it to carry on its business or required by it to authorize or in connection with the execution, delivery, legality. validity, priority. enforceability, admissibility in evidence, or effectiveness of this Lease and the other Operative Documents to which Lessee is or will be a party or the performance by it of any of its obligations under this Lease and each of the other Operative Documents to which it is or will be a party has been duly obtained or made and is in full force and effect and there has been no default in observance or performance of any of the conditions, restrictions (if any), imposed on or in connection with any such consent or approval or sanction. On the Delivery Date, the Lessee will have and will thereafter maintain valid all necessary certificates and licenses for the operation of (a) its business as an airline operating scheduled and charter flights for the carriage of passengers and cargo and
(b) the Aircraft on such flights; the Lessee is not exempt from the obtaining of any such certificates or licenses usually required by commercial airline operators.

         (V) VALID AND BINDING AGREEMENTS. This Lease constitutes the legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with its terms, subject to bankruptcy, insolvency, moratorium and similar laws affecting creditors generally and subject also to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law). Without limitation of the foregoing, a court in the State of Hawaii, given a proper presentation of evidence, would recognize and give full force and effect to the Lessor's title to and ownership of the Aircraft, to the rights of the Lessor under this Lease. and to the terms of Section 19(b) hereof providing that this Lease will be governed by the laws of the State of New York. Accordingly, to the extent that the remedies provided for in Section 14 hereof are enforceable under New York law, a court in the State of Hawaii will give effect to the terms of said Section 14 and enable the Lessor to exercise the same remedies against the Lessee and with respect to the Aircraft as if the Aircraft were then in New York (including the right to repossess the Aircraft and to export such Aircraft from the State of Hawaii without the necessity of obtaining an export license and without the necessity of obtaining any other governmental approval), irrespective of any bankruptcy, reorganization, insolvency or similar proceeding then in effect in the State of Hawaii involving the Lessee. Save as may be specified in the Lessor's legal opinion, there are no laws in the State of Hawaii which will or may adversely affect or limit the rights of the Lessor under the Lease or any Operative Document.

         (vi) LITIGATION. There are no unsatisfied judgements against Lessee, and there is no pending or, to the best of the Lessee's knowledge, threatened action or proceeding affecting the Lessee before any court, tribunal, governmental agency or arbitrator which, if determined against the Lessee, would materially adversely affect the financial condition or operations of the Lessee or the ability of the Lessee to perform its obligations under the Lease.

         (vii) COMMERCIAL ACTIVITIES: NO IMMUNITY.

                   INTENTIONALLY OMITTED

         (viii) TAXES. Under Applicable Law, no Taxes (other than Taxes to which Lessee's indemnity does not extend pursuant to the Provisions of
Section 8) will be imposed by the State of Hawaii or any taxing authority or governmental subdivision thereof upon or with respect to (a) the ownership of the Aircraft by the Lessor, or the delivery of the Aircraft by the Lessor to the Lessee, or the possession, operation or return of the Aircraft to the Lessor by the Lessee; (b) the payments of Rent or other amounts pursuant to this Lease; (c) the occurrence of an Event of Loss, sale, or other disposition of the Aircraft; or (d) the execution and delivery of the Operative Documents. The Lessee has filed all material tax returns which are required to be filed by it, and has paid all Taxes required to be shown to be due or payable on said returns or any assessment received by the Lessee, except any Taxes that are being contested diligently and in good faith by appropriate proceedings and for which adequate provision for payment has been made. The Lessee warrants (i) that, if the same is obtainable, Lessee shall promptly apply for and obtain an exemption from any withholding taxes (other than Taxes to which Lessee's indemnity does not extend pursuant to the provisions of Section 8) on Rent; (ii) that Lessor shall not be liable for any unpaid withholding taxes (other than Taxes to which Lessee's indemnity does not extend pursuant to the provisions of Section 8); and that any unpaid withholding taxes (other than Taxes to which Lessee's indemnity does not extend pursuant to the provisions of Section 8) shall not, and under state law could not, become a Lien on the Aircraft and that Lessee shall indemnify and hold Lessor harmless from any such taxes which may be imposed by the State of Hawaii or any taxing authority or governmental subdivision thereof.

         (ix) LESSOR'S QUALIFICATIONS: PROTECTION OF LESSOR'S OWNERSHIP OF THE AIRCRAFT. The qualification at any time of the Lessor to do business under the laws of the State of Hawaii does not constitute a condition to, and the failure to so qualify does not affect, the exercise by the Lessor of any right, privilege or remedy accorded it in, under or in connection with this Lease or the enforcement of such right, privilege or remedy; and the performance by the Lessor of any action required under, or contemplated by, this Lease or the exercise of the remedies hereunder will not violate any Applicable Law of the State of Hawaii or any political subdivision thereof or result in any liability for Tax (other than Taxes to which Lessee's indemnity does not extend pursuant to the provisions of Section 8) to the Lessor pursuant to Applicable Law of the State of Hawaii. To ensure the legality, validity and enforceability of this Lease, and/or to fully protect the Lessor's title to, interest in and property rights with respect to the Aircraft as against the Lessee or any third party, and/or to ensure that the property rights of the Lessor therein will have priority in all respects over all claims of all creditors of the Lessee, it is not necessary or advisable that this Lease or any other document be filed or recorded with any court or other authority in the State of Hawaii or that any stamp or similar Tax be paid on or in respect of the Lease, except for the registration of the Aircraft with the F.A.A. in the name of the Lessor as owner.

         (x) FINANCIAL CONDITION. The Lessee is not in default in the performance of any of its obligations (A) for the payment of indebtedness for borrowed money or any interest or premium thereon or (B) for the payment of rent under any lease or agreement to lease real, personal or mixed property. The Lessee has not taken nor proposes to take any corporate action nor have any other steps or administrative or legal proceedings been taken or started or threatened against it for the winding-up, dissolution, reorganization or amalgamation of the Lessee or for the appointment of a liquidator, administrator, receiver, administrative receiver, trustee or similar officer of the Lessee or all or any of its revenues or assets nor has the Lessee sought any other relief under any applicable insolvency or bankruptcy law.

         (xi) ACCURACY AND DISCLOSURE OF INFORMATION. All information furnished by the Lessee to the Lessor in connection with this Lease and the Operative Documents and the transactions contemplated hereby and thereby, was and remains true and correct in all respects and there are no other facts or considerations the omission of which would render any such information misleading. The Lessee has fully disclosed in writing to the Lessor all facts relating to the Lessee which the Lessee knows or should reasonably know and which might reasonably be expected to influence the Lessor in deciding whether or not to enter into this Lease and to lease the Aircraft to the Lessee hereunder.

    (b) REPRESENTATIONS AND WARRANTIES OF THE LESSOR. The Lessor makes the following representations and warranties:

         (i) DUE ORGANIZATION. The Lessor is duly organized and validly existing in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under this Lease and the Lease Supplement and Receipt.

         (ii) DUE AUTHORIZATION: ENFORCEABILITY. This Lease has been, and the Lease Supplement and Receipt to which the Lessor is a party will be, duly authorized, executed and delivered by the Lessor, and, assuming due authorization, execution and delivery thereof by the other parties hereto and thereto, are, or in the case of the Lease Supplement and Receipt will be, legal, valid and binding obligations of the Lessor, enforceable in accordance with their respective terms.

         (iii) NO VIOLATION. The execution and delivery by the Lessor of this Lease are not, and the execution and delivery by the Lessor of the Lease Supplement and Receipt will not be, and the performance by the Lessor of its obligations under each of the foregoing documents will not be, inconsistent with its Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Lessor is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local governmental authority or agency or other Person, except such as have been obtained, given or accomplished.

         (iv) OWNERSHIP OF AIRCRAFT. On the Delivery Date, the Lessor shall have full legal and beneficial title to the Aircraft, free and clear of all Liens except any Lien which Lessor caused to be placed on the Aircraft as permitted pursuant to Section 16 hereof and except for the interest of Consolidated Freightways, Inc. (hereinafter ("CFI") in the Aircraft pursuant to that certain Tax Benefit Transfer Agreement dated December 5, 1986 among Freightways Terminal Company, Inc. (hereinafter "FTC"), MarkAir, Inc. (hereinafter "MarkAir") and CFI (hereinafter "TBT Agreement").

         (v) LITIGATION. There are no unsatisfied judgements against Lessor or Jetlease, Inc. and there is no pending or, to the best of the Lessor's knowledge, threatened action or proceeding affecting the Lessor before any court, tribunal, governmental agency or arbitrator which, if determined against the Lessor, would materially adversely affect the financial condition or operations of the Lessor or the ability of the Lessor to perform its obligations under the Lease.

         (vi) FINANCIAL CONDITION. Neither the Lessor nor Jetlease, Inc- are in default in the performance of any of its obligations for the payment of indebtedness for borrowed money or any interest premium thereon. The Lessor has not taken nor proposes to take any corporate action nor have any other steps or administrative or legal proceedings been taken or started or threatened against it for the winding-up, dissolution, reorganization or amalgamation of the Lessor or for the appointment of a liquidator, administrator, receiver, administrative receiver, trustee or similar officer of the Lessor or all or any of its revenues or assets nor has the Lessor sought any other relief under any applicable insolvency or bankruptcy law.

         (vii) ACCURACY AND DISCLOSURE OF INFORMATION. All information furnished by the Lessor to the Lessee in connection with this Lease and the Operative Documents and the transactions contemplated hereby and thereby, was and remains true and correct in all respects and there are no other facts or considerations the omission of which would render any such information misleading. The Lessor has fully disclosed in writing to the Lessee all facts relating to the Lessor which the Lessor knows or should reasonably know and which might reasonably be expected to influence the Lessee in deciding whether or not to enter into this Lease and to lease the Aircraft from the Lessor hereunder.

         (viii) NO AIRCRAFT LIENS. On the Delivery Date, the Aircraft shall be free and clear of all Liens, except for a lien in favor of FINOVA Capital Corporation.

         (ix) ENGINE SUBSTITUTION. As soon as reasonably practicable following the Delivery Date but not more than ninety (90) days thereafter, Lessor shall make available to Lessee for installation on the Aircraft, two Pratt & Whitney Model JT8D-9A Engines ("Replacement Engines") in a condition reasonably satisfactory to Lessee. Within a reasonable period of time following delivery to Lessee of such Replacement Engines, Lessee shall return to Lessor the two Pratt & Whitney Model JT8D-17A Engines, bearing Serial Numbers 709481B, and 709418B ("Original Engines") which were installed on the Aircraft on the Delivery Date. Following the return of the Original Engines to Lessor, the Replacement Engines shall be deemed to be the Engines, as that term is otherwise defined in this Lease.

    (c) DISCLAIMER AND ACKNOWLEDGEMENT OF DISCLAIMER: WAIVER OF CONSEQUENTIAL DAMAGES. The Aircraft is being leased by the Lessor to the Lessee hereunder ON A COMPLETELY "AS IS," "WHERE IS," BASIS, WHICH IS ACKNOWLEDGED AND AGREED TO BY THE LESSEE. THE WARRANTIES AND REPRESENTATIONS SET FORTH IN (b) ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND LESSOR HAS NOT MADE AND SHALL NOT BE CONSIDERED OR DEEMED TO HAVE MADE (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, OR HAVING ACQUIRED THE AIRCRAFT, OR HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE OR OTHERWISE ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR TO ANY PART THEREOF, AND SPECIFICALLY, WITHOUT LIMITATION, IN THIS RESPECT DISCLAIMS AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION AND CONDITION OF THE AIRCRAFT, OPERATION, OR FITNESS FOR A PARTICULAR USE OF THE AIRCRAFT AND AS TO THE ABSENCE OF LATENT AND OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. AS TO THE ABSENCE OF ANY INFRINGEMENT OR THE LIKE, HEREUNDER OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF.

    THE LESSEE HEREBY WAIVES, RELEASES, DISCLAIMS AND RENOUNCES ALL EXPECTATION OF OR RELIANCE UPON ANY SUCH AND OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF LESSOR (SAVE AS IS EXPRESSLY STATED IN THIS LEASE OR IN ANY OTHER OPERATIVE DOCUMENT) AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST LESSOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO (i) ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS FOR ANY PARTICULAR USE, (ii) ANY IMPLIED

WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (iii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM NEGLIGENCE OF LESSOR, ACTUAL OR IMPUTED, AND (iv) ANY OBLIGATION LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

    SAVE AS IS EXPRESSLY STATED IN THIS LEASE OR IN ANY OTHER OPERATIVE DOCUMENT, THE LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO THE LESSEE OR ANY OTHER PERSON WHETHER ARISING IN CONTRACT OR TORT, OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, AND LESSEE HEREBY DISCLAIMS AND WAIVES ANY RIGHT IT WOULD OTHERWISE HAVE AGAINST LESSOR TO RECOVER FOR

         (i) ANY LIABILITY LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH AND THIS LEASE,

         (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO,

         (iii) ANY CONSEQUENTIAL DAMAGES, INCLUDING THOSE FOR INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS, HEREUNDER FOR CONSEQUENTIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY THE LESSOR OF ANY OF THE AGREEMENTS, REPRESENTATION OR WARRANTIES OF THE LESSOR CONTAINED IN THIS LEASE, OR

         (iv) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT.

     (d) LESSEE'S MISCELLANEOUS COVENANTS.

         (i) MAINTENANCE OF CORPORATE STATUS: NO MERGER OR CONSOLIDATION. Lessee will preserve and maintain its corporate existence and such of its rights, privileges, licenses and franchises in any jurisdiction where failure to obtain such licensing or qualification would have a material adverse effect upon Lessee. The Lessee shall not consolidate or merge with or into any other corporation (without the prior written consent of the Lessor, which consent shall not be unreasonably withheld) or sell, convey, transfer, lease or otherwise dispose of, whether in one transaction or a series of related transactions, any of its assets if the aggregate value thereof represents all or substantially all of its assets to any Person. Lessee shall not (A) voluntarily suspend its certificated operations; or (B) voluntarily or involuntarily permit to be revoked canceled or otherwise terminated all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof; or (c) cease to have the status described in Section 4(a)(ii)

         (ii) NOTICE OF DEFAULT OR ADVERSE OCCURRENCE. The Lessee shall promptly inform the Lessor of any occurrence of which it becomes aware which Lessee reasonably expects to adversely affect its ability to perform any of its obligations under this Lease and the other Operative Documents to which the Lessee is a party and, without prejudice to the generality of the foregoing, it will inform the Lessor of the occurrence of or the existence of a Default forthwith upon becoming aware of such Default.

         (iii) MAINTENANCE OF CONSENTS AND APPROVALS. The Lessee shall obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed on, or in connection with, every consent, license, authorization, approval, filing and registration obtained or effected in connection with this Lease and the Operative Documents, including without limitation foreign exchange and transfer permits regarding Dollar amounts due hereunder or thereunder, or which may from time to time be necessary under Applicable Law for the continued due performance of all obligations of the Lessee under this Lease, including without limitation qualifications to operate the Aircraft in accordance with Aviation Law, and under the other Operative Documents. Where it is required under Applicable Law with respect to this Lease or under any Operative Document, to obtain consent, approval, or sanction for, or to stamp, file, register or attend to, any act, matter or thing, Lessee will do so promptly and within any applicable prescribed time period in respect thereof.

         (iv) CHANGE OF LOCALE. Losses will not, without prior written notice to Lessor, change its principal place of business or chief executive office.

         (v) FINANCIAL INFORMATION AND REPORTS. The Lessee shall provide the Lessor (1) as soon as available and in any event within 120 days after the end of each fiscal year of the Lessee, its consolidated audited annual financial statements prepared in accordance with generally accepted accounting principles certified as being so prepared by a "Big 6" firm of independent public auditors (or successor thereto), (ii) within sixty (60) days after the end of each quarter, its quarterly consolidated financial statements in a form consistent with generally accepted accounting principles, certified as to their correctness by its duly authorized chief financial officer, together with a certificate signed by its duly authorized chief financial officer to the effect that, based upon due inquiry and investigation, during such financial quarter no Default occurred, and (iii) with such other information respecting the Lessee's financial condition or operations as the Lessor may from time to time reasonably request. The Lessee's fiscal year ends December 31 of each year.

    (e) LESSOR'S COVENANT OF QUIET ENJOYMENT. The Lessor agrees that, so long as no Event of Default shall have occurred and be continuing, neither the Lessor, the Lessor's lender nor any person claiming by or through Lessor or Lessor's lender will take (or fail to take) any action, the taking (or failure to take) of which causes interference with the Lessee's peaceful and quiet use, operation and possession of the Aircraft under this Lease.

    SECTION 5. REGISTRATION, USE, OPERATION, MAINTENANCE, POSSESSION

    (a) TITLE AND REGISTRATION. Lessee acknowledges that title to the Aircraft shall remain vested in Lessor, and the Lessee undertakes, to the extent permitted by Applicable Law, to do all such further acts, deeds, assurances or things as may, in the reasonable opinion of the Lessor, be necessary or desirable in order to protect or preserve Lessor's title to the Aircraft against all claims arising by or through Lessee. As to any claims arising by or through Lessor or Lender, Lessee shall reasonably cooperate with Lessor in protecting and preserving Lessor's title to the Aircraft. Throughout the Term, the Aircraft shall remain registered at the FAA, and the Lessee shall use all reasonable efforts to ensure that no third party claiming by or through Lessee does any act or thing which might prejudice such registration. As to any act or thing done by any party claiming by or through Lessor or Lender, Lessee shall reasonably cooperate with Lessor in protecting such registration. Lessee shall promptly furnish the Lessor such information as may be required to enable the Lessor to file any reports required by any governmental authority as a result of Lessor's ownership of the Aircraft.

    (b) GENERAL. Unless otherwise provided herein, Lessee, at its own cost and expense, shall (i) service, repair, maintain and overhaul the Airframe and each Engine under the Approved Maintenance Program so as to keep the Airframe and each Engine in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear excepted, and in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft and any aircraft on which any Engine might be installed to be maintained in good standing at all times under Aviation Law, and (ii) maintain the Aircraft Documents in the English language in accordance with the Aviation Law and the Approved Maintenance Program; and (iii) at a minimum, give the Aircraft the same level of attention and maintenance as the Lessee affords to the other aircraft in its fleet, including improvements, repairs, cleanliness, and correction of items of a cosmetic nature (such as hail damage), except where the terms of this Lease dictate higher standards, it being understood that this clause (iii) shall neither require Lessee to return the Aircraft in a condition in excess of the return conditions set forth in Section 6 of this Lease or expand Lessee's obligations thereunder, nor alter or expand any of Lessee's obligations under Section 5(l) hereof.

    (c) USE. Lessee agrees not to operate or locate the Airframe or any Engine, or permit the Airframe or any Engine to be operated or located, in any area (i) excluded from coverage by any insurance policy in effect or required to be maintained hereunder with respect to the Airframe or Engines or (ii) in any war zone or in any recognized or, in Lessor's reasonable judgment, threatened area of hostilities unless fully covered by war risk insurance meeting the terms of
Section 10 hereof. Lessee agrees not to operate the Aircraft, or permit the Aircraft to be operated during the Term (1) unless the Aircraft is covered by insurance as required by the provisions of Section 10 hereof or (2) contrary to the terms of such insurance as required by the provisions of Section 10 hereof.

    (d) OPERATION. Lessee agrees not to (i) operate the Airframe or any Engine or permit the Airframe or any Engine to be operated during the Term except (in the case of the Airframe) in a passenger or cargo configuration, in commercial or other operations for which Lessee is duly authorized by the Aviation Authority; or (ii) use or permit the Aircraft to be used for a purpose for which the Aircraft is not designed or reasonably suitable. Lessee will not permit the Airframe or any Engine to be maintained, used or operated during the Term in violation of any Applicable Law, or contrary to any manufacturer's operating manuals or instructions.

    (e) LESSEE TO PAY ALL COSTS. Save as expressly provided in this Lease, Lessee shall pay all costs incurred in the operation of the Aircraft, including but not limited to flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, overflight landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, arising directly or indirectly in connection with or related to the use, movement and operation of the Aircraft by Lessee during the Term. The obligations of Lessee under this provision shall survive the end of the Term. The Lessee shall be under no obligation to pay (and the Lessor shall indemnify the Lessee against) any such costs and expenses, including in particular but without limitation, landing and navigation fees and airport charges, unless such costs and expenses are incurred during the Term.

    (f) MAINTENANCE IN GENERAL.

         (i) Lessee shall maintain and repair the Airframe and the Engines so as to keep them in good condition during the Term and until the Aircraft is redelivered to Lessor, pursuant to Section 6 hereof, under the Approved Maintenance Program. Lessee shall deliver to Lessor a technical summary of such Approved Maintenance Program prior to the Delivery Date. At any time, Lessor may request of Lessee and Lessee shall provide a listing of any significant changes (including without limitation, time limit changes) which may be made to such Approved Maintenance Program, and a copy of such proposed changes shall be delivered to Lessor for its prior written approval (such approval not to be unreasonably withheld) before such change is submitted to the Aviation Authority for approval. If Lessor fails to object to such proposed changes within fifteen days following written notification by Lessee, such proposed changes shall be deemed acceptable to Lessor. Included within the obligation of maintenance and repair is the obligation and affirmative undertaking by Lessee to timely replace all unserviceable or defective Parts, to the extent required to cause the Aircraft to be in an airworthy condition in all respects, and covered by an effective commercial passenger transport category certificate of airworthiness at all times except during those periods when the Aircraft is undergoing maintenance or repairs as required by this Lease.

         (ii) All maintenance (other than routine flight line maintenance) shall be performed by the Maintenance Provider

    (g) SPECIFIC ITEMS OF MAINTENANCE. Lessee agrees that maintenance and repairs shall include, but shall not be limited to, the following specific items:

         (i) to perform or have performed in accordance with manufacturer's recommendations and the Approved Maintenance Program all routine maintenance work, including on-line maintenance on the Aircraft, and to ensure that all such maintenance shall be in accordance with the regulations and directives of the Aviation Authority. Lessee shall have all maintenance and repairs performed at repair facilities approved by the Aviation Authority;

         (ii) to correct diligently deficiencies revealed at any time by any inspection of Lessor which under the Approved Maintenance Program reasonably require proper repair, replacement, overhaul and adjustment;

         (iii) to notify the Airframe or Engine or any Part manufacturers promptly (with a copy to Lessor) of any modifications or configuration changes to the Aircraft which would have a material effect on or be a material change to the detail specification and/or the manuals relating to the Aircraft (such as flight, operations and maintenance);

         (iv) upon Lessor's written request, to furnish Lessor promptly, by mail, with copies of any written communications with manufacturers with respect to defects or malfunctions of the Aircraft or such other matters;

         (v) upon Lessor's written request, to furnish Lessor with a copy of Lessee's most recent Approved Maintenance Program summary, with copies of any amendments or additions made thereto;

         (vi) to ensure that a trend monitoring system complying with the standards of the Approved Maintenance Program is implemented and followed with respect to each Engine, and to furnish Lessor, upon its written request, on the first day of each calendar quarter, with copies of the trend monitoring log maintained with respect to each Engine; and

         (vii) upon Lessor's written request, to furnish Lessor with a complete and current Airframe manufacturer maintenance manual on microfilm; provided however that Lessee shall not be required to provide revisions to the airframe manufacturer's maintenance manual on microfilm.

    (h) PARTS.

         (i) Unless the Airframe or an Engine has suffered an Event of Loss, Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever.

In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Parts, whether or not unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace such Parts as promptly as practicable with replacement Parts owned by Lessee, All replacement Parts shall be made by the same manufacturer and of the same model number and modification status, shall be free and clear of all Liens except Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were In the condition and repair required to be maintained by the terms hereof.

         (ii) All Parts at any time removed from the Airframe or any Engine shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or Engine and that meet the requirements for replacement Parts specified in this
Section 5. Immediately upon any replacement Part becoming incorporated or installed in or attached to such Airframe or Engine, without further act, (i) title to such replacement Part shall, to the fullest extent permitted by Applicable Law, thereupon vest in Lessor; (ii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine; and (iii) title to the replaced Part shall, to the fullest extent permitted by Applicable Law, thereupon vest in Lessee, free and clear of all rights of Lessor, including Lessor Liens, and shall no longer be deemed a Part hereunder.

         (iii) Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by or on behalf of Lessee or any sublessee, shall, without further act vest in Lessor and become subject to this Lease.

    (i) AIRWORTHINESS DIRECTIVES.

    The Lessee shall be solely responsible for the cost of complying with all Airworthiness Directives mandated for the Aircraft for the first five years of the Term. During the sixth, seventh and eighth years of the Term and any extension thereof, Lessee shall be responsible for all Airworthiness Directives costing less than $50,000. In the event an individual Airworthiness Directive must be complied with after the fifth year of the lease Term and Lessee's actual cost of compliance exceeds $50,000, the cost in excess of said sum shall be shared by the Lessor and Lessee in accordance with the following table:

            YEAR                   LESSOR                   LESSEE
            ----                   ------                   ------
             6                      30%                      70%
             7                      40%                      60%
             8                      50%                      50%


All Airworthiness Directives shall be accomplished in strict compliance with all issuing agency's specific instructions. Lessee shall Include within the Aircraft Documents all documentation necessary to establish the source data, method of compliance, verification of accomplishment, quality assurance, and all schedules of recurring action of any Airworthiness Directive.

     (j) SERVICE BULLETINS. Lessee shall, at its sole cost and expense, incorporate into the Aircraft all those Airframe and Engine manufacturer and other vendor service bulletins (other than "alert"- or "mandatory" service bulletins, it being understood that "alert" or "Mandatory" service bulletins are an Airworthiness Directive) which Lessee plans to adopt during the Term for a minimum of one-third (1/3) of its Boeing 737 aircraft fleet. The Aircraft, with respect to the rest of Lessee's fleet, shall not be discriminated against in service bulletin compliance or other maintenance matters, provided, however, that Lessee shall not be required to return the Aircraft in a condition in excess of the return conditions set forth in
Section 6 of this Lease and Lessee's obligations under Section 5(l) hereof shall not be altered or expanded hereby; provided further, however, that notwithstanding the foregoing, all service bulletins incorporated in the Aircraft shall remain a part of the Aircraft and shall not be removed by Lessee, unless directed to do so, in writing, by Lessor.

     (k) CORROSION CONTROL. Lessee shall adopt and incorporate in the Approved Maintenance Program specific measures for the control of corrosion in conformance with the Airframe manufacturer's corrosion prevention manual, and shall carry out such work as may be required to comply therewith, including without limitation, periodic inspections by penetration of fuel tanks, periodic inspection and clean-up under galleys, forward and aft cargo pit areas and lavatories, periodic treatment of all mild and moderate corrosion and correcting of all severe or exfoliated corrosion in accordance with the Approved Maintenance Program.

     (l) MODIFICATIONS.

          (i) Except for Stage III noise abatement requirements, Lessee at its own expense, shall make such alterations and modifications in and additions to the Airframe or any Engine as may be required to be made from time to time by Aviation Law during the Term regardless upon whom such requirements are, by their terms, nominally imposed, including, without limitation, any modifications required to enable the Aircraft to comply with environmental, noise, air pollution, and other standards ("Required Modifications").

          (ii) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO OPTIONAL MODIFICATION SHALL BE MADE WHICH HAS THE EFFECT OF DECREASING THE UTILITY OR VALUE OR REMAINING USEFUL LIFE OF THE AIRCRAFT OR ADVERSELY AFFECTS ITS AIRWORTHINESS OR USE FOR TRANSPORTING PASSENGERS OR CARGO IN COMMERCIAL SERVICE.

          (iii) Lessee shall not, without Lessor's prior written consent, which shall not be unreasonably withheld, make any major modifications, alterations, or additions

(collectively, "Optional Modifications") to the Aircraft. For purposes of this Section 5, the term Optional Modifications shall include, but shall not be limited to, (i) changes which materially affect the Aircraft structure or performance, (ii) changes which could adversely affect spare parts, interchangeability or replaceability, and shall exclude Required Modifications. All Optional Modifications, except as otherwise provided herein. shall be accomplished by Lessee at its own expense. Lessee shall provide advance copies of all drawings and data to be used by Lessee in accomplishing such Optional Modifications for Lessor's approval prior to such work. In the event Lessor does not consent to certain Optional Modifications to the Aircraft desired by Lessee, Lessor may give its qualified consent in writing to Lessee to accomplish such modifications which are unacceptable to Lessor on the condition that Lessee agrees to remove all such unacceptable modifications accomplished by Lessee and to reconstruct the modified areas to their original configuration in a good and workmanlike manner prior to return of the Aircraft to Lessor. In the event of Lessor's granting such qualified consent in writing, Lessee shall, at Lessee's sole expense, accomplish all such Optional Modifications, removal of such modifications and required reconstruction necessary to return the Aircraft to Lessor in its original configuration at the end of the Term. At the end of the Term and any extensions thereof, all Optional Modifications shall be the property of Lessee, provided that Lessee is not in default hereunder. Lessee shall be permitted to remove such Optional Modifications provided Lessee restores the Aircraft to its condition prior to the installation of any such modification.

          (iv) During the period six (6) months prior to the end of the Term, upon written request by Lessor, Lessee shall make the changes to the Aircraft desired by Lessor during Lessee's lay-up of the Aircraft for maintenance under the Approved Maintenance Program in those circumstances where such changes are not otherwise required hereunder; provided always, that the change can be accomplished without increasing the out-of-service time of the Aircraft and provided also that the change does not adversely affect the Lessee's subsequent utilization of the Aircraft in any way. Lessor, at its expense, shall provide retrofit kits of Parts and installation instructions to Lessee and Lessee, at Lessor's expense, shall install such kits in the Aircraft to accomplish the changes desired by Lessor. Lessor shall reimburse Lessee at Lessee's cost for accomplishment of such changes requested by Lessor,

     (m) REPORTS. In addition to the reports required by Section 5(g)(iii),
(iv), and (v), Lessee shall furnish to Lessor, upon written request, the following reports on a monthly basis: (i) the hours and cycles operated by the Airframe; (ii) the hours and cycles operated by each of the Engines (noting their location); (iii) scheduled and unscheduled Engine changes; (iv) monthly aircraft maintenance planning sheet; (v) monthly deferred items carried forward; (vi) damage reports; (vii) a list of those service bulletins, Airworthiness Directives and engineering modifications issued during such month and applicable to the Aircraft, whether or not incorporated on the Aircraft; (viii) C Check, D Check, and Engine shop visit scheduled dates. In addition, Lessee shall notify Lessor of all accidents, cases of significant theft or vandalism, extended periods of Aircraft grounding for cause, and insured occurrences as promptly as practicable; and (ix) on a semi-annual basis only, Lessee shall furnish to Lessor, upon written request, a report on whether the FAA has during the preceding six (6) months conducted any inspection of any facility or records of Lessee or taken any action with respect to any facility, records or procedure of Lessee, which inspection resulted in the threat by the FAA of disciplinary or other material adverse action against Lessee, or which action consisted of disciplinary or other material adverse action against Lessee, and, if so, the nature and results and resolution of such threat or action (including, without limitation, any fines and settlements in connection therewith).

     (n) RIGHT TO INSPECT. Lessor and its agents shall have the right to inspect the

Aircraft or the Aircraft Documents at any reasonable time, and so as not to disrupt the commercial operation of the Aircraft, upon giving Lessee reasonable written notice, to ascertain the condition of the Aircraft and to satisfy Lessor that the Aircraft is being properly repaired and maintained in accordance with the requirements of this Lease. The cost of the inspection or survey shall be paid by Lessee if the Aircraft, or any part thereof, is not substantially in the condition required by this Lease but shall otherwise be paid by the Lessor. All repairs which shall be shown by the inspection or survey to be required shall be made at Lessee's expense in accordance with the Approved Maintenance Program. All required repairs shall be performed as soon as practicable after such inspection. In the event of a dispute between Lessor and Lessee as to the proper performance by Lessee of the repairs required hereunder, the decision of the manufacturer of the Airframe, Engines or Part(s) (as applicable) shall control. Lessee shall be responsible for payment of all expenses of the manufacturer incurred in connection with the rendering of its decision if the manufacturer determines in favor of the Lessor, but not otherwise. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making such inspection.

     (o) REPAIRS. Any repair to the Aircraft accomplished during the Term shall be accomplished pursuant to the applicable manufacturer's repair manual instructions and (where applicable) the Approved Maintenance Program. Such repairs shall be permanent, if the manufacturer's repair manual so requires, and shall be made to a standard so as to keep the Aircraft at all times in the condition required by the Approved Maintenance Program. For example, repairs to the skin of the Aircraft shall be flush and not merely patched, unless otherwise permitted in the Airframe manufacturer structural manual or the Engine manufacturer maintenance manual. To ensure compliance with this standard, Lessee shall notify Lessor and the manufacturer of any repair to the structure or skin of the Aircraft or any other repair costing in excess of Two Hundred Fifty Thousand Dollars (US$250,000) promptly after its being made (but in any event no later than fifteen (15) calendar days thereafter); provided, however, that Lessor shall have no liability to Lessee or third parties with regard to such repair or the quality thereof and Lessee shall indemnify and hold Lessor harmless with regard thereto. All technical and engineering data, calculations, drawings, and documentation covering major repairs shall become a permanent part of the Aircraft Documents. Any disagreement between Lessor and Lessee as to what constitutes a "major" repair or a "permanent" repair shall be referred to the applicable manufacturer and the Aviation Authority.

     (p) AIRCRAFT DOCUMENTS. Lessee, at its expense, will at all times maintain and preserve, in the English language, all flight records, maintenance records, historical records, modification records, overhaul records, manuals, logbooks, authorizations, drawings and data required or recommended by the Airframe, Engine, or any Part manufacturer, or required from time to time by the Aviation Authority with respect to the Aircraft, including without limitation shop records detailing service checks, inspections, tests, repairs, or overhauls, which are accepted by the Lessee at delivery (as evidenced by Schedule 2 to the Lease Supplement and Receipt), and during the Term Lessee shall produce and maintain the Aircraft Documents required by the Aviation Authority. All documentation of any type referred to in the preceding sentence is herein individually and collectively referred to as the "Aircraft Documents." All other aircraft documents shall be retained by the Lessor. Records produced by electronic data processing or other automated means are not acceptable, except as summary documents accompanied by original, or manual, records, unless specifically approved by the Lessor in writing. Aircraft Documents pertaining to maintenance shall contain verification of accomplishment and quality assurance by actual identifiable signature. Except as expressly provided in Section 6(m) hereof, Aircraft Documents for Life Limited Components shall establish total service, origin, and authenticity "back-to-birth." All Aircraft Documents shall be the property of the Lessor. All Aircraft Documents shall be stored by Lessee during the Term at a secure facility, and Lessee shall notify Lessor in writing of the location of such facility. All Aircraft Documents will be at all times kept current and up to date in order to facilitate Lessor's ability to inspect periodically the Aircraft, monitor the maintenance of the Aircraft during the Term and to facilitate the sale or re-lease of the Aircraft to a third party at the end of the Term. The Lessee shall retain a revision service for all Airframe, Engine. and Part manufacturer's manuals and documentation, and the Aircraft Documents shall at all times contain the latest issued revisions and reflect the current configuration and status of the Airframe, Engines, and Parts.

     (q) LESSOR'S DISCLAIMER. Notwithstanding the rights of Lessor to inspect the Aircraft and receive reports on its condition and maintenance contained in this Section 5 and elsewhere in this Lease, Lessor shall have no obligation to third parties or to any Person to ensure that Lessee maintains the Aircraft in an airworthy condition or otherwise in accordance with the terms hereof.

     (r) POSSESSION. The Losses will not, without the prior written consent of the Lessor, which may be withheld in the reasonable discretion of Lessor, assign any of its rights or obligations under this Lease or sublease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer any right, title or interest in, the Airframe or any Engine or Part (whether through pooling or interchange agreements or otherwise) or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe or permit any Part to be installed on an airframe or engine other than the Airframe or an Engine, provided that the Lessee may, without the prior written consent of the Lessor:

          (i) deliver temporary possession and control of the Airframe or any Engine or Part to the manufacturer thereof or any Maintenance Provider for testing. service, maintenance, overhaul or repair or, to the extent permitted by this Section 5, for modifications or additions;

          (ii) install an Engine on an airframe owned by the Lessee free and clear of all Liens except Permitted Liens;

          (iii) install an Engine on an airframe leased to the Lessee or owned by the Lessee and subject to a security agreement under which the Lessee is the debtor, or acquired by the Lessee pursuant to a conditional sales agreement, PROVIDED THAT (A) such airframe is free and clear of all Liens except the rights of the parties to such lease or security agreement, except Permitted Liens, and (B) such lessor or secured party agrees in writing that it shall not acquire any right, title or interest in such Engine;

          (iv) in the ordinary course of testing, servicing, maintenance, repair or overhaul, remove any Part from the Airframe or any Engine, PROVIDED that the Lessee replaces such Part as promptly as possible with a Part which has a value and utility at least equal to the Part being replaced and is owned by the Lessee free and clear of all Liens except Permitted Liens; and any such replacement Part shall thereby become subject to this Lease without necessity of further act; PROVIDED, however, that any Part removed from the Airframe or any Engine for such purpose shall remain subject to this Lease until replaced by a replacement Part as provided above in this clause (iv); and

          (v) enter into a wet lease or charter (defined as a lease of the Aircraft and flight crew, during which Lessee maintains exclusive operational control of the aircraft and during which lease or charter Lessee continues to maintain the Aircraft in accordance with Lessee's Approved Maintenance Program) for the Airframe and the Engines or engines then installed thereon or for any Engine installed on any other airframe owned or operated by Lessee with any third party PROVIDED, however, that the term of such wet lease or charter shall not extend beyond the end of the Term.

No transfer of possession or control or other right afforded the Lessee pursuant to this Section 5 shall in any manner affect any of the obligations of the Lessee under this Lease or under the other Operative Documents, which obligations shall remain primary and shall continue to the same extent as in the absence of such transfer or other right. In the event that the Lessor shall have received a written agreement or existing security agreement, conditional sales agreement or lease complying with the terms of clause (iii) of this Section 5(r), the Lessor hereby agrees for the benefit of the lessor or secured party furnishing such agreement that the Lessor and Lessor's lender will not acquire or claim, as against such lessor or secured party, any right, title or interest in any engine owned by such lessor or in which such secured party has a security interest by reason of such engine being installed on the Airframe.

     (s) INSIGNIA. The Lessee agrees, at its own cost and expense, to (i) cause the Airframe and each Engine to be kept numbered with the manufacturer serial number therefor: (ii) affix and maintain on the Airframe and each Engine a metal nameplate bearing the manufacturer serial number, stating that such Airframe or Engine is leased from Bjet, Inc. and financed by FINOVA Capital Corporation and bearing such other information as from time to time may be required by law or otherwise necessary in order to protect the title of the Lessor to such Airframe or Engine and the rights of the Lessor under this Lease. The Lessee will not place the Aircraft in operation or exercise any control or dominion over the same until such nameplate has been placed thereon. The Lessee will replace promptly any such nameplate which may be removed, defaced or destroyed.

     (t) TEMPORARY SUBSTITUTIONS. Provided that no Default shall have occurred and be continuing, the Lessee shall be entitled to install an engine or part on the Aircraft by way of replacement, notwithstanding that it does not comply with the foregoing provisions of this Section 5 if: (i) there is not available to the Lessee at the time and in the place that engine or part is required to be installed on the Aircraft, a replacement Engine or, as the case may be, Part complying with the requirements of this Section 5; and (ii) it would constitute an unreasonable disruption of the operation of the Aircraft and/or the business of the Lessee to ground the Aircraft until an Engine or Part, as the case may be, complying with this Section 5 becomes available for installation on the Aircraft; and (iii) as soon as practicable after installation of the same on the Aircraft but, in any event, no later than whichever is the earlier of (aa) sixty days after such installation and
(bb) Expiry, the Lessee removes any such engine or part and replaces it with the Engine or Part replaced by it or by an Engine or Part, complying with this Section 5.

     (u) STAGE III NOISE ATTENUATION MODIFICATION. If Lessee is required by law to meet Stage III noise requirements, then with at least nine months' written notice from Lessee, Lessor will finance the cost of purchasing one ship set of Hush Kits to be installed on the Aircraft.

     The Basic Rent thereafter shall be increased by an amount required to fully amortize the cost of the modification in equal monthly installments over the greater of (a) forty-eight months or (b) the remaining term of the Lease (as it may be extended) up to a maximum term of sixty months. In the event the remaining term of the Lease is less than forty-eight months, Lessee (at its sole option) may extend the Lease term for up to one year. If at any time during the Lease term, the installation of Hush Kits is required by law, Lessee (at its sole option) may terminate the Lease upon payment of the present value of the remaining lease payments (to which a discount rate of 6% shall apply) and compliance with all Return Conditions set forth in Section 6 hereof.

     Upon the termination of the Lease, Lessee may at Lessee's option remove and retain the Hush Kits. In the event Lessee has not fully amortized the cost of the Hush Kits. as set forth above, upon the termination of the Lease, Lessee will pay to Lessor the remaining unamortized cost of the Hush Kits.

     SECTION 6. RETURN OF THE AIRCRAFT.

     (a) RETURN. On the last day of the Term or earlier Expiry (the "Return Date"), all of the terms of this Section 6 shall apply and the Lessee shall return the Aircraft to the Lessor by delivering the same, at a location in the Western United States designated by Lessor, or such other place as may be mutually agreed upon in writing by the Lessor and Lessee (the "Return Location"), fully equipped with all Engines installed thereon. The Aircraft at the time of its return shall be in the condition set forth in this Section 6 and shall be free and clear of all Liens other than Lessor Liens. The provisions of this Section 6 may be altered only in writing duly executed by both parties and incorporated into the Lease Supplement and Receipt. At the time of acceptance of return of the Aircraft to Lessor, Lessor and Lessee shall execute an Aircraft Return Receipt and Lease Termination in the form attached hereto as Exhibit C.

     (b) LEASE CONTINUES. In the event, for any cause. Lessee does not return the Aircraft or any part thereof to Lessor on the last day of the Term or earlier Expiry in the condition required hereunder, unless due to force majeure, unreasonable delay by Lessor in inspecting the Aircraft or a request by Lessor that Lessee perform work on the Aircraft unrelated to Lessee's obligations under this Lease, then all of the obligations of Lessee under this Lease shall continue and such continued use shall not be considered a renewal of the Term of this Lease or a waiver of any right of Lessee hereunder. During such continued use, Rent shall continue to be paid by Lessee to Lessor and the other performance and obligations of Lessee to Lessor shall continue hereunder and the same shall be prorated at the rate OF 150% of the monthly installment of Basic Rent for each day until the Aircraft is actually delivered to Lessor, and all other terms and conditions of this Lease shall remain in full force and effect. Payment shall be made upon presentation of Lessor's invoice and any failure to pay shall constitute an Event of Default of Lessee. Any discrepancies found during the inspections hereinafter described that were not corrected by Lessee prior to return of this Aircraft to Lessor may be corrected by Lessor or its designee after return of the Aircraft and Lessee shall reimburse Lessor for expenses incurred by Lessor or its designee for accomplishing such discrepancy corrections. Lessee shall pay Lessor for such expenses incurred upon presentation of Lessor's invoice therefor. Any late payments shall be subject to interest at the Overdue Payment Rate.

     (c) RETURN OF ENGINES. Lessee may return the Aircraft with a substitute engine or engines, provided that such engine conforms to all applicable requirements set forth in this Section 6. In the event any engine not owned by Lessor shall be returned with the Airframe, Lessee will, at its own expense and concurrently with such return, furnish Lessor with a full warranty bill of sale, free and clear of all liens, claims and encumbrances, in form and substance satisfactory to Lessor, with respect to each such replacement engine and shall take such other action as Lessor may reasonably request in order that such replacement engine shall be duly and properly titled in Lessor. Upon passage of title to Lessor such replacement engine shall be deemed to be an Engine for all purposes hereof and thereupon Lessor will transfer to Lessee, without recourse or warranty except a warranty as to Lessor's title and the absence of Lessor's Liens, all of Lessor's right, title and interest in and to an Engine not installed on such Airframe at the time of the return thereof.

     (d) CONDITION OF AIRCRAFT. The Aircraft at the time of its return to Lessor shall have been maintained and repaired in accordance with the Approved Maintenance Program and this Lease with the same care and consideration for the technical condition of the Aircraft as if it were to have been kept in continued regular service by the Lessee, (it being expressly understood that this clause does not expand Lessee's obligation to return the Aircraft in a condition in excess of the specific requirements set forth below or as otherwise required by this Lease), and shall meet the following requirements:

          (i) OPERATING CONDITION: MINIMUM LIFE REMAINING. The Aircraft shall be in as good operating condition as on the Delivery Date, ordinary wear and tear from normal airline passenger or cargo operations excepted, with all of the Aircraft equipment, components and systems functioning in accordance with their intended use irrespective of deviations or variations authorized by the manufacturer's minimum equipment list or configuration deviation list. Notwithstanding any provision herein allowing a financial settlement in lieu of return conditions, in any event all Aircraft equipment, components, and systems shall be fully airworthy and serviceable for no less than the lesser of (1)

3,000 hours, 3,000 cycles, or one calendar year, whichever is the more limiting factor; or (2) the hours. cycles or calendar time on the Delivery Date. whichever is the more limiting factor.

          (ii) CLEANLINESS STANDARDS. The Aircraft shall be clean by commercial airline standards. The carpets shall have been shampooed, the seat covers washed, all interior surfaces wiped down and paint touch up carried out as necessary. The exterior shall have received a full wash and lubrication.

          (iii) CERTIFICATE OF AIRWORTHINESS. The Aircraft shall have, and be in compliance with, a current valid transport-category certificate of airworthiness for commercial passenger operations, and shall be airworthy according to manufacturer's specifications and Aviation Authority regulations. If required by Lessor, Lessee, at its cost and expense, shall do the necessary paperwork to request in the name of Lessor a certificate of airworthiness for export so as to allow Lessor to place the Aircraft on a foreign registry. At Lessor's request, the Aircraft may be deregistered from the Aviation Authority aircraft registry and shall have the necessary governmental approvals, permits and licenses, if any, required for export of the Aircraft.

          (iv) COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. The Aircraft shall be in compliance with all Airworthiness Directives affecting the Aircraft which have an effective date for compliance during the Term. In the event Lessee has obtained a waiver or deviation from the Aviation Authority from having to comply with any such Airworthiness Directives, Lessee shall, irrespective of such waiver or deviation, fully comply with all such Airworthiness Directives covered by such waiver or deviation prior to the return of the Aircraft to Lessor as if such waiver or deviation did not exist.

          (v) DEFERRED MAINTENANCE. The Aircraft shall have had accomplished thereon all outstanding deferred maintenance items, carry-over items, configuration deviation list items and flight discrepancies. Items deferred because of maintenance concessions (i.e., an exemption to operate beyond the normal limits by monitoring) shall be brought up-to-date as if such maintenance concessions or exemptions did not exist. Components whose time status exceeds the conditions or requirements imposed by this Lease shall be brought into compliance with such conditions or requirements.

          (vi) CORROSION TREATMENT. The Aircraft shall have been maintained by clearing and treating of all mild corrosion and correcting of all moderate and severe or exfoliated corrosion in accordance with the manufacturer's recommended corrosion prevention and control procedures and the Approved Maintenance Program. Fuel tanks shall be free from contamination and corrosion and in compliance with an approved tank treatment program.

          (vii) CONFIGURATION AND CONDITION. The Aircraft shall be returned in the same configuration and condition, ordinary wear and tear from normal airline passenger or cargo operations excepted, with all Parts installed therein as on the Delivery Date, excepting only modifications, additions, replacements and substitution of Parts as may have been properly made by Lessee pursuant to Section 5. Lessee shall, prior to such return of the Aircraft, furnish Lessor a listing of all such modifications, additions, or replacements made during the Term. Lessee shall provide Lessor with all supporting paperwork, drawings, calculations and approvals associated with all repairs and modifications to the Aircraft. Lessee shall provide Lessor with the last six (6) reliability reports for the Aircraft as provided to the Aviation Authority and a list of all Parts installed on the Aircraft during the last six (6) months of the Term and of all Parts replaced during said last six (6) months. Lessee shall not replace Parts with parts having an operating record indicating a higher failure rate than the Parts replaced.

     (e) CONDITION OF AIRFRAME. The Airframe at the time of its return to Lessor shall meet the requirements as set forth below, all at Lessee's expense, except as otherwise provided herein:

          (i) C CHECK. The Aircraft shall have no more than fifty (50) flight hours since its last C check. in the event that the time since C Check on the Return Date is more than set forth above, Lessee shall pay Lessor a financial settlement to account for the difference in accordance with the following formula:

Average Industry Cost of C Check
-------------------------------- x Time since C Check on Return Date - 50 hours
       Life of C Check

          (ii) D CHECK. The Aircraft shall have no more than fifty (50) flight hours since the last D Check. In the event that the time since D Check on the Return Date is more than set forth above, Lessee shall pay Lessor a financial settlement to account for the difference in accordance with the following formula:

Average Industry Cost of D Check
    incl. Non-Routine Items,
     but exc. C Check Items
-------------------------------- x Time since D Check on Return Date - 50 hours
       Life of D Check

         (iii) PARTS. All Parts installed in the Aircraft shall be serviceable in accordance with Aviation Authority standards and have a value, modification status and condition equivalent to the Parts in the Aircraft on the Delivery Date, ordinary wear and tear excepted. Anything to the contrary contained in this Lease notwithstanding, Lessee may return the Aircraft (including the Engines) with a substitute part or parts. In the event that the Aircraft is returned with such substitute part or parts, Lessee will, at its own expenses and concurrently with such return, ensure that title to such substitute part or parts properly vest in Lessor free and clear of all liens. If applicable and in keeping with standard industry practice, Lessee will furnish Lessor with a full warranty bill of sale in form and substance satisfactory to Lessor, for such substitute part or parts. All such substitute parts shall comply with all applicable provisions contained in this Section 6. Upon passage of title to Lessor, such replacement part or parts shall be deemed Parts for the purposes of this Lease. Lessor will transfer to Lessee, without recourse or warranty except as to title and the absence of Lessor's Liens, all of Lessor's right, title and interest in and to all parts that have been removed from the Aircraft and replaced by such substitute parts.

          (iv) FUSELAGE. WINDOWS AND DOORS. The fuselage shall be free of major dents and abrasions, and loose or pulled or missing rivets. The fuselage will be freshly painted in white. Windows shall be free of delamination, blemishes, cracking and shall be properly sealed. Doors shall be free moving, correctly rigged and be fitted with serviceable seals.

          (v) WINGS AND EMPENNAGE. All leading edges shall be free from damage. All painted areas shall be freshly painted in white. All unpainted cowlings and fairings shall be polished. Wings shall be free of fuel leaks.

          (vi) INTERIOR. Ceilings, sidewalls and bulkhead panels shall be clean and free of cracks and stains. All floor panels shall be firm. All window shades shall operate properly and be undamaged. All carpets and seat covers shall be in good condition, clean and stain free and meet all international fire resistance regulations. All seats shall be serviceable, in good condition and repainted as necessary. Recline mechanism and table operation shall be satisfactory, and table condition level, tight, and undamaged. All signs and decals shall be in the English language, clean and legible. All emergency equipment having a calendar life shall have a minimum of one year or one hundred percent of its total approved life, whichever is less, remaining.

          (vii) COCKPIT. All decals shall be in the English language, clean, secure and legible. All fairing panels shall be free of stains and cracks, shall be clean, secure and repainted as necessary. Floor coverings shall be clean and effectively sealed, and painted as necessary. Seat covers shall be in good condition, clean and shall conform to all international fire resistance regulations. Seats shall be fully serviceable and shall be repainted as necessary. Wear areas will be painted or refurbished as necessary.

          (viii) CARGO COMPARTMENT. All panels and nets shall be in good condition.

     (f) CONDITION OF LANDING GEAR. Notwithstanding the definition of Delivery Date, as set forth in this Agreement, each main and nose landing gear component and each associated actuator and Part (a "Landing Gear") shall have at least the same number of hours of its then authorized life since overhaul as was the case on October 23, 1995. In the event that the time since Landing Gear overhaul on the Return Date is more than set forth above, Lessee shall pay Lessor a financial settlement to account for the difference in accordance with the following formula:

Average Industry Cost of Overhaul x (Time since overhaul on Return Date -
---------------------------------   Time since overhaul on Delivery Date)
        Life of Overhaul

Each Landing Gear shall be clean, free of leaks and repaired as necessary. All decals shall be in the English language, clean, secure, and legible.

     (g) CONDITION OF AUXILIARY POWER UNIT ("APU"). Lessee will return the Aircraft installed APU in serviceable condition, in accordance with the manufacturer's specifications and Aviation Authority parameters, ordinary wear and tear excepted. and with no less than (i) the time or cycles remaining to replacement of the most limiting Life Limited Component, (ii) the aggregate life remaining on all Life Limited Components, and (iii) the time since hot section inspection as the APU had on the Delivery Date, as specified on the Lease Supplement and Receipt. Any operational discrepancies of the APU shall be corrected at Lessee's expense prior to the return of the Aircraft to Lessor. In the event that the APU time on the Return Date is less than set forth above, Lessee shall pay Lessor a financial settlement to account for the difference at the rate of US$10.00 per each operating hour by which the APU time on the Return Date exceeds the APU time on the Delivery Date. This hourly rate shall be adjusted annually in accordance with increases in the Consumer Price Index published by the U.S. Department of Labor, Bureau of Labor Statistics ("CH").

     (h) CONDITION OF ENGINES. Each Engine shall have at least the same average number of cycles for Life Limited Components as was the case on the Delivery Date, as specified on the Lease Supplement and Receipt. In addition, upon return of the Aircraft to Lessor, each Life Limited Component of each Engine shall have no less than the greater of 3,000 hours or 3,000 cycles remaining until replacement of its most limiting Life Limited Component as was the case on the Delivery Date. Each Engine shall meet both the Engine manufacturer specifications and the Approved Maintenance Program parameters for acceptable exhaust gas temperature margin at rated thrust, engine pressure ratio, and fuel flow. In the event that the average number of cycles on the Return Date does not meet the conditions set forth above, Lessee shall pay Lessor a financial settlement to account for the difference at the rate of US$54.00 per cycle in accordance with paragraph (r), below. This hourly rate shall be adjusted annually in accordance with increases in the Consumer Price Index published by the U.S. Department of Labor, Bureau of Labor Statistics ("CPI").

     (i) HISTORICAL RECORDS: TREND MONITORING DATA. If the Engine historical and maintenance records and/or trend monitoring data indicate a rate of acceleration in performance deterioration of any installed Engine which is higher than normal based on Lessee's maintenance experience in operating such Engines, or if an Engine is "on watch," Lessee shall, prior to the Aircraft's return, correct or cause to be corrected such conditions which are determined to exceed the Engine manufacturer's maintenance manual tolerances or otherwise be causing such performance deteriorations or "on watch" condition.

     (j) INSPECTIONS. The following Inspections shall occur at Lessee's facilities or at the location where the final C and D checks on the Aircraft are being performed, pursuant to this Section 6:

          (i) The Aircraft (including the Aircraft Documents) shall be made available to Lessor for ground Inspection by Lessor during the carrying out of scheduled maintenance. Lessee shall open the Inspection plates of the Aircraft as determined by Lessor, and shall allow Lessor to accomplish its inspection in order to determine that the Aircraft (including the Aircraft Documents) is in the condition required by the provisions of this Section 6, provided that the Lessor shall use all reasonable endeavors to accomplish its inspection during the period in which the Aircraft is out of service for the purposes of the scheduled maintenance. Lessee shall promptly correct any discrepancies from the condition required by the provisions of this Section 6 which are observed during such inspection.

          (ii) A full, videotaped borescope inspection of all Engine and APU sections and isotope inspection shall be performed under the surveillance of Lessor at Lessee's expense at the time of the Aircraft's return to Lessor and Lessee shall provide evidence satisfactory to Lessor reflecting the correction of any discrepancies found during such inspection and determined to have exceeded the Engine or APU manufacturer's maintenance manual limits.

          (iii) Lessee shall conduct an operational ground check in accordance with the requirements of the Approved Maintenance Program and Shall correct any discrepancies disclosed by such check.

          (iv) The Aircraft shall be check flown by Lessee at Lessee's expense, using qualified flight personnel, for not more than one and one-half (1-1/2) hours on a noncommercial flight, for the purpose of demonstrating to Lessor the satisfactory operation of the Aircraft and its equipment and systems. Two (2) of Lessor's employees or representatives (or more if consented to by Lessee) may participate in such flight as observers, Lessee's pilot shall be in command of the Aircraft. Such flight shall be flown using standard operational check flight procedures as specified by the Airframe manufacturer's flight functional acceptance procedure or operational test flight procedures. Upon completion of such operational check flight, the representatives of Lessee and Lessor participating in such flight shall agree in writing upon any discrepancies in such Aircraft required be corrected by Lessee in order to comply with the provisions of this Section 6 and Lessee shall promptly correct or cause to be corrected at Lessee's expense any such discrepancies. If any discrepancies continue to persist, Lessor may (but shall not be obligated to) accept delivery of the Aircraft and apply the procedure set forth in Section 6(l) for such discrepancies.

     (k) ACCEPTANCE. After Completion of the foregoing inspections at Lessee's facilities and the correction of any discrepancies discovered during such inspections as required to comply with this Section 6, Lessee shall ferry the Aircraft to the Return Location and Lessee shall be liable only for discrepancies manifested during such ferry flight and duly noted in the technical log (the Lessee shall instruct the captain of such ferry flight to duly note discrepancies manifested during such ferry flight), Lessee shall not be obligated to correct discrepancies which were reasonable discernible an inspection prior to the commencement of the ferry flight. The Lessor may have an observer on such ferry flight. Lessor shall accept return of the Aircraft at the Return Location. At the time of acceptance of return of the Aircraft to Lessor, Lessor and Lessee shall execute an Aircraft Return Receipt and Lease Termination in the form attached hereto as Exhibit C.

     (l) DEFERRED DISCREPANCY CORRECTION. Any discrepancies found during the inspections set forth in Section 6(j) or (k) above which are not corrected by Lessee prior to return of the Aircraft to Lessor may be corrected by Lessor or its designee after return of the Aircraft and Lessee shall reimburse Lessor for all costs and expenses reasonably incurred by Lessor or its designee for accomplishing such discrepancy corrections. Lessee shall pay Lessor for all such costs and expenses incurred within ten (10) days of the date on which Lessor submits its invoice and supporting documentation. Any late payments shall be subject to interest at the Overdue Payment Rate.

    (m) AIRCRAFT DOCUMENTS. Lessee shall return to Lessor, at the time the Aircraft is returned to Lessor, all of the Aircraft Documents, updated and maintained by Lessee through the date of return of the Aircraft. In the event of missing, incomplete, mutilated, or otherwise unacceptable Aircraft Documents, the Lessee shall, at its sole cost and expense, re-accomplish the tasks necessary to produce such Aircraft Documents in accordance with the provisions of Section 5(p). On the Return Date, Aircraft Documents for any Life Limited Component shall establish total service, origin, and authenticity "back-to-birth" only if either (i) on the Delivery Date Aircraft Documents for such Life Limited Component established total service, origin, and authenticity "back-to-birth"; or (ii) Lessee replaced such Life Limited Component during the Term.

     (n) SERVICE BULLETIN KITS. All vendors' and manufacturers' service bulletin kits ordered for the Aircraft and costing $5,000 or less, but not installed therein shall be returned with the Aircraft, as part of the Aircraft at the time of return, and shall be loaded by Lessee on board the Aircraft as cargo. Service bulletin kits ordered for the Aircraft and costing more than $5,000 but not installed therein may be purchased by Lessor at Lessee's actual cost.

     (o) LESSEE'S SPECIAL EXTERIOR MARKINGS. At the time of the return of the Aircraft, Lessee shall, at Lessor's election, either remove or paint over exterior markings painted on such Aircraft by Lessee and the area where such markings were removed or painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface. In the event that, notwithstanding Lessee's obligation to do so, Lessee does not remove such markings, Lessor shall have no obligation to remove such markings prior to the sale, lease, or other disposition of the Aircraft by Lessor after its return: however, if Lessor elects to remove such markings, Lessee shall pay Lessor's costs and expenses for such removal within ten (10) days of the date of Lessor's invoice therefor. Any late payments shall be subject to interest at the Overdue Payment Rate.

     (p) STORAGE OF AIRCRAFT UPON RETURN. [INTENTIONALLY OMITTED]

     (q) ASSIGNMENT OF RIGHTS. Upon return of the Aircraft to the Lessor, the Lessor may assign its rights under Section 5 and Section 6 hereof with respect to the Aircraft to a third party purchaser or lessee of the Aircraft.

     (r) FINANCIAL SETTLEMENT IN LIEU OF LIFE REMAINING: NO LESSOR OBLIGATIONS. To the extent that on the Return Date the life remaining of the Airframe (with respect to D Check time), the Landing Gear, the APU, or any Engine is better than what is required by Sections 6(e)(ii), 6(f), 6(g), or 6(h), there shall be no obligation for Lessor to make any financial settlement in favor of Lessee. Provided that Lessee is not in default and it is otherwise commercially reasonable to do so, Lessee may substitute engines and other components which comply fully with this Section 6, for those installed on the Aircraft at the end of the Term, or any extension thereof.

     (s) OVERFLIGHT AND OTHER FEES, Upon return of the Aircraft to the Lessor, Lessee shall have paid all overflight, landing fees, and handling charges relating to the Aircraft and shall provide evidence of payment to Lessor if requested.

     SECTION 7. LIENS.

     The Lessee will not create or suffer to exist any Lien upon or with respect to the Aircraft, the Airframe or any Engine, except for the rights of the Lessor and the Lessee hereunder and Permitted Liens, and save as otherwise expressly allowed herein.

     SECTION 8. TAXES.

     (a) TAX INDEMNITY. The Lessee agrees to pay, and to indemnify each Indemnitee for all taxes, fees, levies, imposts, duties, charges and withholdings of any nature (together with any and all fines, penalties, additions to tax and/or interest thereon or computed by reference thereto) (individually, a "Tax" and collectively, "Taxes") which are imposed by any government, governmental subdivision or other taxing authority of or in any jurisdiction, or by any international organization, and which are imposed with respect to or in connection with any transaction or activity described in or resulting from this Lease or any other Operative Document, including (without limitation) Taxes imposed on or with respect to, or measured by, any of the following:

          (i) The Aircraft or any part thereof or any interest therein;

          (ii) The import, export, acceptance, possession, ownership, delivery, use, operation, location, leasing, subleasing, condition, maintenance, repair, modification, overhaul, testing, storage, abandonment, repossession, return, sale, replacement, or other disposition of the Aircraft, or any part thereof or any interest therein;

          (iii) The rentals, receipts, income, or earnings arising from the Aircraft or any part thereof or any interest therein;

          (iv) This Lease or any other Operative Document; any agreement or instrument executed in connection with or pursuant to any of the foregoing; any future amendment, supplement, waiver or consent requested by Lessee with respect to any thereof, or the execution, delivery, recording or performance of any thereof; or

          (v) Any payment made pursuant to this Lease or any other Operative Document;

PROVIDED, HOWEVER, that the Lessee shall not be required by paragraph (a) to indemnify an Indemnitee for any of the following:

          (aa) Taxes in respect of net income, net profits, capital gains or any Tax which is enacted by a taxing jurisdiction as a replacement or, substitute as a revenue source, in part or in whole, for a Tax on not income, net profits or capital gain.

          (bb) Penalties, Taxes, additions to Taxes, fines or interest on Taxes which would not have arisen but for delay or failure (which constitutes gross negligence) by the Lessor, or any Indemnitee, in notifying the Lessee or in the filing of Tax Returns or Payment of Taxes assessed on the Lessor, which delay or failure shall not have been consented to, caused by or requested by the Lessee;

          (cc) Any Tax which results solely from any act or Omission on the part of the Lessor which constitutes a breach by the Lessor of its express obligations to the Lessee under this Lease or Operative Document or otherwise constitutes wilful misconduct or gross negligence on the part of the Lessor;

          (dd) Any Taxes to the extent properly attributable to any time or period prior to the date of this Lease or after its Expiry;

          (ee) In the event that the Lessor assigns or transfers its interest in the Aircraft subject to and with the benefit of this Lease, any Taxes if and to the extent that such Taxes exceed those which would have been imposed and in respect of which the Lessee would have been liable to indemnify the Lessor under this Lease had the Lessor not so assigned or transferred its interest; provided, that this exclusion shall not apply to any assignment or transfer pursuant to an exercise of remedies under Section 14;

          (ff) Any Taxes which are caused by or arise out of or as a consequence of a Lessor Lien or any debt of Lessor with respect to the Aircraft or any interest therein;

          (gg) Any Taxes (including, without limitation, sales, value added or other transfer Taxes) which arise upon any sale, assignment, transfer or other disposition (whether voluntary or involuntary) of the Aircraft or any interest therein by the Lessor or any other Indemnitee (or any sale, assignment, transfer or other disposition by an Indemnitee of any interest in another Indemnitee), save where such sale, assignment, transfer or other disposition occurs pursuant to an exercise of remedies under Section 14.

          (hh) Any Taxes imposed in any taxing jurisdiction except to the extent such Taxes are imposed as a result of the location or operation of the Aircraft or any part thereof in that jurisdiction, the location or operation of the user of the Aircraft or any part thereof in that jurisdiction, or the transmittal of payments to the Lessor from that jurisdiction ("Use Jurisdiction Taxes"); provided, however, Lessee shall be liable for any non-Use Jurisdiction Taxes to the extent they reduce, offset or eliminate any Use Jurisdiction Taxes in respect of which the Lessee otherwise may be required to make an indemnity or other payment pursuant to this Section 8(a).

If the Lessor or any Indemnitee becomes aware of any Taxes in respect of which the Lessee may be required to make an indemnity or other payment pursuant to this Section 8(a), the Lessor shall, or shall cause the Indemnitee to, promptly notify the Lessee in writing accordingly. If reasonably requested by the Lessee in writing, the Lessor shall, or shall cause the Indemnitee to, in good faith, diligently contest (including pursuing all administrative appeals or actions) in the name of the Lessor, and/or Indemnitee as appropriate, or, if appropriate and requested by the Lessee, in the name of the Lessee (and will permit, and/or cause the Indemnitee to permit, the Lessee, if requested by the Lessee, to contest in the name of the Lessee, the Indemnitee or the Lessor) the validity, applicability or amount of such Taxes and shall, and/or cause the Indemnitee to (i) resist payment thereof if reasonably practicable; (ii) pay the same only under protest, if protest is necessary or proper; and (iii) if payment is made, seek a refund thereof in appropriate administrative or judicial proceedings provided that (aa) prior to any such action the Lessee shall have agreed that it is liable for such Taxes to the extent that such contest is unsuccessful and that the Lessee will indemnify the Lessor and the Indemnitee to the Lessor's reasonable satisfaction for all costs and expenses which the Lessor and/or the Indemnitee may incur in connection with such contest, including (without limitation) all reasonable legal and accountants' fees and disbursements, and the amount of any interest or penalties which may be payable as a result of the contest; and (bb) if the Lessor determines in its reasonable discretion that such contest is to be initiated by the payment of (and the claiming of a refund for) such Taxes, the Lessee shall have advanced to the Lessor and/or the Indemnitee sufficient funds (on an interest-free basis and, if such advance constitutes taxable income in the hands of the Lessor and/or the Indemnitee, on an after-tax basis) to make such payment. In any such contest in which Lessor or an Indemnitee, and not the Lessee, is the party defending or making the claim against the taxing authority, the Lessor shall, and shall cause the Indemnitee to, follow the reasonable instructions of the Lessee as to the manner in which such contest shall be defended or prosecuted by the Lessor and/or the Indemnitee as the case may be, provided, however, that Lessor or the Indemnitee, as the case may be, need not follow such Instructions if it reasonably determines and advises Lessee of the basis of such determination that compliance with Lessee's instructions would generate an adverse consequence to Lessor or the Indemnitee, as the case may be.

If the Lessor and/or Indemnitee shall obtain a refund, rebate, credit or other relief in respect of all or any part of any Taxes or expenses (such as, without limitation, attorneys fees) with respect to such Taxes in respect of which the Lessee shall have made payment pursuant to this Section 8(a), the Lessor shall, or shall cause the Indemnitee to, provided no Event of Default shall have occurred and be continuing, promptly pay to the Lessee an amount which is equal to the amount of the refund, rebate, credit or other relief, plus any interest or other addition received on any refund, provided always that any such payment by the Lessor or Indemnitee shall leave the Lessor and/or the Indemnitee in no more and no less favorable a position that they/it would have been in had the Lessee not been required to make any payment in respect of such Taxes.

Lessee will pay all Taxes payable by it under this Section 8, prior to the date on which penalties attach thereto and prior to the date on which any lawful claim, if not paid, would become a Lien upon any of the material property of Lessee; and Lessee will pay all amounts indemnifiable by it under this Section 8, to the extent not previously paid or payable, on written demand by the appropriate Indemnitee; in each case subject to Lessee's contest rights under this Section 8(a). Except as otherwise provided in this Lease, the Expiry of this Lease shall not limit or modify the obligations of the Lessee or the Lessor with respect to any indemnities or agreements contained in this Section.

     (b) WITHHOLDING. If the Lessee is required by Applicable Law to make any withholding (other than Taxes for which the Indemnitee is not entitled to be indemnified under Section 8(a)) from any amount payable by the Lessee to or for the benefit indemnified Indemnitee pursuant to this Lease or any related agreement, the Lessee shall (i) fit of any additional amount as may be necessary to make the net amount actually received by the person entitled to receive the payment, after all withholdings (other than Taxes for which the Indemnitee is not entitled to be indemnified under Section 8(a)), equal to the amount such person would have received if no withholding (other than Taxes for which the Indemnitee is not entitled to be indemnified under
Section 8(a)) had been required, and (ii) as soon as practicable thereafter, deliver to the Indemnitee a receipt or other document reasonably satisfactory to the Indemnitee evidencing the withholding and the payment of the amount withheld to the relevant governmental authority.

If the Lessor receives the benefit of a Tax repayment, set-off, credit, allowance or deduction resulting from a payment which includes an additional amount paid by the Lessee under this Section 8(b) (or the Taxes deducted or withheld from such payment) it shall pay to the Lessee a sum equal to the value to the Lessor of such benefit (account being taken also of the value to the Lessor of any tax benefit arising by reason of such payment) as in the opinion of the Lessor's auditors will leave the Lessor (after such payment) in no more and no less favorable a position than it would have been if no additional amount had been required to be paid provided always that:

          (aa) The Lessor's auditors shall determine in their sole discretion (acting in good faith) the amount of any such benefit and the date on which it is received; but further provided that an independent auditor approved by Lessor (which approval shall not be unreasonably withheld), at Lessee's request and expense, may review the opinion and determination of Lessor's auditors to determine the propriety thereof and the opinion of such independent auditor shall prevail for purposes of this Section;

          (bb) In determining the amount of any such benefit by applying tax credits, allowances, benefits and deductions available to it pursuant to this Lease and the transactions hereunder to the Taxes, income and other Tax or taxable items arising in connection herewith and to the extent that any tax credits, allowances, benefits and deductions remain after such application, the Lessor shall use reasonable efforts to reduce its Tax liability; and

          (cc) The Lessor shall not be obliged to disclose to the Lessee any information regarding its Tax affairs or Tax computations, but, shall be obliged to disclose to the independent auditor described above any and all reasonable information relating to its review, but, the Independent auditor shall not be obliged to disclose any such information to Lessee.

If and to the extent that the Lessor makes a payment to the Lessee on account of a tax benefit and it subsequently transpires that the Lessor did not receive such benefit, the Lessee shall pay to the Lessor such sum as the Lessor's auditors may certify as being appropriate to restore the after-tax position of the Lessor to that which it would have been if such tax benefit had been received, provided that an independent auditor approved by Lessor (which approval shall not be unreasonably withheld), at Lessee's request and expense, may review the certification and determination of Lessor's auditors to determine the propriety thereof and the opinion of such independent auditor shall prevail for purposes of this Section, and, further provided that Lessor shall be obliged to disclose to the independent auditor described above any and all reasonable information relating to its review, but, the independent auditor shall not be obliged to disclose any such Information to Lessee.

     (c) AFTER-TAX PAYMENT. Each indemnity payment Pursuant to Section 15 or this Section 8 shall be in an amount which, after taking into account all Taxes required to be paid by the Indemnitee entitled to the indemnity payment as a result of the receipt or accrual of the indemnity payment and any additional payment hereunder, shall be equal to the total amount of the indemnity payment that the Lessee would be required to pay if the Indemnitee were not subject to Taxes as a result of the receipt or accrual of the indemnity payment.

     (d) TAX SAVINGS. If as a result of the payment or accrual of Taxes paid or indemnified by the Lessee an Indemnitee shall realize and recognize any savings with respect to Taxes, such Indemnitee shall, and Lessor shall cause such Indemnitee to, promptly notify the Lessee that it has realized and recognized such savings and pay to the promptly notify he Lessee within thirty (30) days of the realization of such savings an amount equal to (i) the net reduction in Taxes realized and recognized by such Indemnitee and
(ii) the amount of any further net reduction in Taxes realized and recognized under such laws as a result of payments pursuant to this sentence, in each case as determined by such Indemnitee; provided that an independent auditor approved by the Indemnitee (which approval shall not be unreasonably withheld), at Lessee's request and expense, may review the determination of such Indemnitee to determine the propriety thereof and the opinion of such independent auditor shall prevail for purposes of this Section, and, further provided that such Indemnitee shall be obliged, and Lessor shall cause such Indemnitee, to disclose to the independent auditor described above any and all reasonable information relating to its review, but, the independent auditor shall not disclose any such information to Lessee.

     (e) COOPERATION IN FILING TAX RETURNS. Lessee and Lessor will, and Lessor shall cause each Indemnitee to, cooperate with one another in providing information which may be reasonably required to fulfill each Party's tax filing requirements and any audit information request arising from such filing.

     SECTION 9. RISK OF LOSS, EVENT OF LOSS; REQUISITION FOR USE

     (a) RISK OF LOSS. The Lessee will bear the entire risk of destruction, loss, theft, requisition of title, or use, confiscation, taking or damage of or to the Aircraft from any cause during the period commencing when the Lease Supplement and Receipt is executed and delivered by Lessee and ending when the Aircraft Return Receipt and

Lease Termination is executed and delivered by Lessor, provided, that Lessor shall be responsible to Lessee to the extent that such destruction, loss, theft, requisition of title or use, confiscation, taking or damage of or to the Aircraft is the direct result of a breach by the Lessor of any of its express obligations under this Lease.

     (b) AIRFRAME EVENT OF LOSS. If an Event of Loss shall occur with respect to the Airframe, the Lessee will forthwith notify the Lessor thereof in writing and will pay to the Lessor, in U.S. Dollars and in immediately available funds (i) 60 days after the date of the occurrence of such Event of Loss (and Lessor and Lender shall timely execute and return documents reasonably requested by Lessee or its insurer), or (ii) the date of receipt of insurance proceeds, whichever is earlier, an amount equal to the Stipulated Loss Value of the Aircraft; PROVIDED, however, that if the date such payment is made by the Lessee is not a Rent Payment Date, there shall be deducted from the amount payable by the Lessee an amount equal to a pro rata portion of the Basic Rent for the Aircraft computed on a daily basis from and including the date such payment is made by the Lessee to but not including the Rent Payment Date immediately following the date such payment is made by the Lessee. In addition, the Lessee will pay in full when due, but without duplication, the Basic Rent for the Aircraft payable on each Rent Payment Date occurring prior to the date payment is made by the Lessee pursuant to the immediately preceding sentence hereof. Upon payment in full by the Lessee of all amounts referred to above in this Section 9(b), (i) the Lessee shall have no further obligation to pay Basic Rent for such Aircraft due thereafter, (ii) upon payment in full of any Supplemental Rent then owing this Lease shall terminate with respect to the Aircraft and (iii) the Lessor will transfer to Lessee title to the Airframe and each Engine, without any recourse, representation or warranty on the part of the Lessor except that the Airframe and Engines are free and clear of Lessor Liens and title is held by Lessor. If, following the occurrence of such Event of Loss as theft, disappearance, confiscation, seizure, or requisition, the Aircraft is subsequently returned to the possession of the Lessor or the Lessee within the foregoing 60-day period and prior to the receipt of insurance proceeds, this the provisions of this Section 9(b) shall cease to apply to such Event of Loss. In the event that such 60-day period expires prior to the receipt of the insurance proceeds, so that Lessee has to pay and has paid the Stipulated Loss Value, then, upon receipt of the insurance proceeds, the Lessor shall, within 5 days after receipt of the same, pay the same to Lessee.

     (c) ENGINE EVENT OF LOSS. If an Event of Loss shall occur with respect to an Engine but not the Airframe, the Lessee will forthwith notify the Lessor thereof in writing and will, not later than 60 days after the occurrence of such Event of Loss, duly convey to the Lessor (or cause to be conveyed to the Lessor), as replacement for such Engine, title to another engine of the same make and model which shall be owned by the Lessee free of all Liens other than Permitted Liens and shall, in the opinion of the Lessor, have a value and utility at least equal to (and be in as good operating condition as) such Engine immediately prior to such Event of Loss, assuming compliance by the Lessee with all of the terms of this Lease with respect to such Engine. At the time of such conveyance the Lessee will (i) cause to be delivered to the Lessor a written warranty reasonably acceptable to the Lessor to the effect that the Lessor has acquired full title to such replacement engine free and clear of all Liens except for Permitted Liens and that such replacement engine is duly subjected to this Lease; (ii) cause a lease supplement and receipt for such replacement engine to be duly executed by Lessee and to be filed for recording pursuant to the Aviation Law and (iii) cause to be delivered to the Lessor evidence satisfactory to the Lessor as to the due compliance by the Lessee with the insurance provisions of Section 10 hereof with respect to such replacement engine. Upon compliance by the Lessee with the foregoing terms of this subsection (b) within the 60-day period referred to above, the Lessor will (A) upon request by the insurers of such Engine transfer title to Lessee of the Engine so replaced without any recourse, representation or warranty on the part of the Lessor except that such Engine is free and clear of any Lessor Liens and (B) execute and deliver to the Lessee a partial release, in recordable form, releasing such Engine from this Lease. Such replacement engine shall thereupon constitute an "Engine" for all purposes hereof. Lessor shall make insurance proceeds available to accomplish for foregoing.

     (d) REQUISITION. In the event of the requisition for use by the government of the United States of the Airframe or any Engine during the Term, Lessee shall promptly notify Lessor of such requisition and all Lessee's obligations under this Lease with respect to the Airframe or such Engine shall continue to the same extent as if such requisition had not occurred. If the Airframe or such Engine shall not be returned by the United States government prior to the end of the Term, Lessee obligations under this Lease shall continue until the end of such requisition, including without limitation the obligations to pay Rent and to return the Airframe or such Engine to Lessor in accordance with the provisions of Section 6 promptly upon its return by the United States government. Provided no Default has occurred and is continuing, all payments received by Lessor or Lessee from the government of the United States for the use of the Airframe or such Engine during such requisition shall be paid over to, or retained by, Lessee. Lessor shall accept the insurance provided BY the U.S. Government under the Civil Reserve Air Fleet Program in lieu of the insurance required under Section 10 hereof in the event of requisition for use by the U.S. Government.

     SECTION 10. INSURANCE.

     The Lessee represents, warrants and agrees to allow the Aircraft to be operated only in areas and only in a manner for which each policy of insurance required by the provisions of this Section 10 shall be in full force and effect. On or before the Delivery Date and through out the Term, Lessee shall without cost or expense to Lessor or Lender obtain, maintain and keep in full force and effect the following insurance with respect to the Aircraft, carried with insurers satisfactory to Lessor and Lender:

     (a) ALL-RISK INSURANCE. All-risk hull insurance on the Aircraft (with flight, ground, taxiing and ingestion coverages) in an amount not less than Nine Million Dollars (US$9,000,000) (the "Stipulated Loss Value") at Lease inception. Such hull insurance shall cover Engines or engines and Parts temporarily removed from the Airframe in an aggregate amount not less than their replacement cost.

The Stipulated Loss Value shall be adjusted annually to an amount equal to the greater of the fair market value of the Aircraft, not to exceed $9,000,000, or the following sums:

            In year two:                $8,100,000

            In year three:               7,200,000

            In year four:                6,300,000

            In year five:                5,400,000

            In year six:                 4,500,000

            In year seven:               3,600,000

            In year eight:               2,700,000

If, at any time, Lessor or Lessee are unable to agree upon the fair market value of the Aircraft, Lessor and Lessee shall appoint a mutually acceptable appraiser whose determination of fair market value shall be final and binding on Lessor and Lessee. In the event Lessor and Lessee are unable to agree upon an appraiser, Lessor and Lessee each shall select one appraiser and the two appraisers so selected shall select the third appraiser. The determination of fair market value made by the panel of appraisers shall be final and binding on Lessor and Lessee. All such appraiser expenses shall be paid for by Lessee.

     (b) WAR RISK INSURANCE. War risk and allied perils hull and liability insurance on the Aircraft to the broadest extent available in the market in an amount not less than the Stipulated Loss Value or the liability amount set forth below. respectively, and covering the perils of:

          (i) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempts at usurpation of power:

          (ii) strikes, riots, civil commotions or labor disturbances;

          (iii) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage therefrom is accidental or intentional;

          (iv) any malicious act or act of sabotage;

          (v) confiscation, nationalization, seizure, restraint, detention, expropriation, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority expressly including without limitation the government or any public or local authority of the country of registration; and

          (vi) hijacking or any unlawful seizure or wrongful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of Lessee.

     (c) LIABILITY INSURANCE. Throughout the Term, Lessee shall also, without cost or expense to the Lessor or Lender, obtain, maintain and keep in full force and affect liability insurance with respect to the Aircraft carried with insurers satisfactory to Lessor and Lender for a combined single limit of not less than Three Hundred Million Dollars (US$300,000,000), with sublimits as standard in this industry, per occurrence as respects cargo legal liability, a limit of One Million Dollars (US$1,000,000) per occurrence, which shall:

          (i) include comprehensive aircraft liability insurance, passenger liability insurance, property damage liability, cargo, contractual liability and products liability insurance (other than manufacturer's products liability); and

          (ii) provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each such insured.

In relation to product liability, the combined single limit may be an aggregate limit for any and all losses occurring during the currency of the policy. Lloyd's endorsement AVN60 may apply to reduce such limit for certain offenses defined therein.

     (d) DEDUCTIBLES AND SELF INSURANCE. Lessee may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies, the risks required to be insured against pursuant to
Section 10(a) or (b), but in no case shall such self-insurance exceed the following:

          (i) the amount of self-insurance applicable to any owned or leased aircraft similar to the Aircraft in Lessee's fleet; and

          (ii) for hull insurance, Lessee may self-insure for events that are not an Event of Loss in amounts not more than US$500,000, unless Lessee's self-insured retention on other similar aircraft in its fleet is of a lesser amount, in which event the lesser amount shall apply to the Aircraft. No deductible shall apply in the event of an Event of Loss.

     (e) ADDITIONAL REQUIREMENTS; LOSS PAYMENT. The hull insurance shall be provided on an agreed value basis, and all policies shall:

          (i) name the Indemnitees as additional insured as their respective interests may appear;

          (ii) provide that the insurance shall not be invalidated by any action or inaction by Lessee or any other Person and insure the interest of the Indemnities regardless of any breach or violation by Lessee or any other named insured of any warranty, declaration or condition contained in such policies;

          (iii) provide that the insurers shall waive any right of subrogation to any right of any Indemnitee or against any Indemnitee to the same extent that Lessee has waived its rights;

          (iv) provide that in the event of separate insurance being arranged to cover the all-risk hull insurance and the war risk and allied perils insurance, the underwriters subscribing to such insurance agree to a 50/50 claim funding arrangement in the event of any dispute as to which insurance is applicable;

          (v) provide that the liability of the insurers shall not be affected by any other insurance which may be available to any Indemnitee so as to reduce the amount payable to any Indemnitee;

          (vi) be of the type usually carried by corporations engaged in the same or a similar business, similarly situated with Lessee and owning and operating similar aircraft and engines, and covering risks of the kind customarily insured against by such corporations;

          (vii) be primary without right of contribution from other insurance which may be available to any Indemnitee;

          (viii) provide that the Indemnitee shall have no liability for premiums, commissions, calls, assessments, representations or warranties to insurers with respect to such policies; and

          (ix) provide in the case of the hull insurance that, so long as the insurers shall not have received written notice that a Default or an Event of Default has occurred and is continuing, any proceeds of less than US$250,000 shall be payable to Lessee; and any proceeds in excess of US$250,000 shall be payable to Lessee and Lender, and any proceeds in respect of an Event of Loss, or if the insurers shall have received written notice that a Default or an Event of Default has occurred and is continuing, any single loss regardless of the amount, shall be payable to Lender.

     (f) NO SET-OFF. Each insurance policy shall contain a waiver of any right of the Insurers to any set-off or counter-claim or any other deduction against any Indemnitee.

     (g) NOTICE OF MATERIAL ALTERATION OR CANCELLATION. Each insurance policy shall provide that no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the Indemnitee shall be effective as to the Indemnities until not less than 30 days (7 days in the case of war risk policies, subject to exceptions uniformly applied in war risk policies then available in commercially reasonable terms) after receipt by Lessor and Lender of written notice from the insurers of such cancellation, lapse or change.

     (h) RENEWAL. Each insurance policy shall provide that the insurers or Lessee's insurance broker shall promptly notify Lessor and Lender if any insurance is not renewed.

     (i) APPLICATION OF HULL INSURANCE PROCEEDS. As between Lessor and Lessee, any payments received under policies of insurance shall be applied as follows:

          (i) If such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, such payments shall be paid over to or retained by Lessee upon Lessee's performance of its repair or replacement obligations under this Lease pursuant to 5 hereof; and

          (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe, so much of such payments as shall not exceed the amount required to be paid by Lessee pursuant to Section 9 hereof shall be applied in reduction of Lessee's obligation to pay such amount if not already paid by Lessee, and to reimburse Lessee if it shall have paid all or part of such amount, and the balance, if any, of such payments shall be paid over to or retained by Lessee.

     (j) INSURANCE FOR OWN ACCOUNT. Nothing in this Section 10 shall prohibit any Indemnitee or Lessee from obtaining insurance for its own account and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limited or otherwise adversely affect the coverage or payment of any insurance. The insurance Lessee is required to maintain pursuant to this Lease will not be affected by any insurance which may be maintained by any Indemnitee.

     (k) REPORTS; CERTIFICATES. Lessee shall furnish to Lessor and Lender not later than five (5) Business Days prior to the Delivery Date a report signed by a firm of independent insurance brokers satisfactory to Lessor and Lender stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof. Lessee will during the Term furnish to Lessor and Lender evidence of renewal of the insurance policies required pursuant to this Section 10 prior to the cancellation, lapse or expiration of such insurance policies and, on the renewal dates of thereof, a report signed by a firm of independent aircraft insurance brokers, satisfactory to Lessor and Lender stating the opinion of such firm that the insurance then carried and maintained on the

Aircraft complies with the terms hereof. Lessee will cause such firm to advise Lessor and Lender in writing promptly of any default in the payment of any premium and of any other act of omission on the part of Lessee of which they have knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. Lessee will also cause such firm to advise Lessor and Lender in writing at least 30 days (or 7 days or such other period as is or may be customarily available, in the case of war risk coverage) prior to the termination or cancellation of, or material adverse change in such insurance carried and maintained on the Aircraft.

     SECTION 11. THE LESSOR'S RIGHT TO PERFORM FOR THE LESSEE.

     If the Lessee fails to make any payment required hereunder or fails to perform or comply with any of its agreements contained herein, the Lessor may make such payment or perform or comply with such agreement, including, but not limited to, the placement of insurance required by this Lease, and the amount of such payment and the amount of its out-of-pocket costs and expenses incurred in connection with the performance of or compliance with such agreement (together with interest thereon at the Overdue Payment Rate) shall be payable by the Lessee on demand as Supplemental Rent.

     SECTION 12. FURTHER ASSURANCES.

     (a) The Lessee will promptly and duly execute and deliver such documents and assurances and take such action as may be necessary or desirable, or as the Lessor may from time to time reasonably request, in writing, in order to more effectively carry out the intent and purpose of this Lease and the other Operative Documents and to establish and protect the Lessor's title to the Aircraft and its rights and remedies created or intended to be created under this Lease and the other Operative Documents, in form and substance satisfactory to the Lessor, in Hawaii and other jurisdictions where the Lessee operates the Aircraft. Such further assurances shall be at Lessee's expense if occasioned by changes in law or if occasioned by Lessee's Default, and otherwise shall be at Lessor's expense.

     (b) Lessee shall not operate or locate the Aircraft, Airframe or any Engine (collectively "Item of Equipment") or permit any Item of Equipment to be used, operated or located (1) in any area excluded from coverage by any insurance required hereunder, including but not limited to Libya, Iran, Iraq, North Korea; (2) in any area outside the territorial limits of the United States of America with respect to which there are recognized hostilities in the nature of a general armed conflict or rebellion or there is a recognized threat thereof, unless adequate war risk insurance is in full force and effect; or (3) outside the territorial limits of the United States of America for a period of more than five (5) months in any one calendar year.

     (c) Lessee shall not operate or locate any Item of Equipment or permit any Item of Equipment to be transferred to, used, operated, or otherwise disposed of by (1) an organization which is exempt from the tax imposed by Chapter I of Subtitle A of the Internal Revenue Code; (2) the United States, any state or political subdivision thereof, any international organization, or any agency or instrumentality of any of the foregoing; or (3) in any manner which, upon written notification from Lessor, shall cause any such Item of Equipment to cease to be treated as "section 38 property" under the Internal Revenue Code of 1954, as amended, as in effect immediately prior to the Tax Reform Act of 1986 (Pub. L. No. 99-514) (the "1954 Code").

     (d) Lessee shall not use or permit the use of any Item of Equipment (1) in such a manner so as to cause any item of Lessor's expenses with respect thereto to be allocable to income from sources without the United States of America, or (2) in any manner which, upon written notification from Lessor, shall cause any such Item of Equipment to cease to be treated as "section 38 property" under the 1954 Code.

     (e) It is understood and agreed by Lessor and Lessee that upon the consummation of the engine substitution contemplated by Section 4(b)(ix) of this Agreement, Lessee shall be relieved of the restrictions imposed by subparagraphs (b)(3), (c) and (d) above, with respect to the Original Engines. It is further understood and agreed by Lessor and Lessee that the Replacement Engines shall be subject to the restrictions set forth in subparagraphs, (b)(3), (c) and (d) above, to the extent permitted by law.

     SECTION 13. EVENTS OF DEFAULT.

     The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or arise by operation of law or pursuant to or in compliance with any judgment, decree, order, rule or regulation of any court or any administrative or governmental body):

     (a) FAILURE TO PAY BASIC RENT. The Lessee shall fail to make any payment of Basic Rent within one day after Rent Payment Date; or

     (b) FAILURE TO PAY SUPPLEMENTAL RENT. The Lessee shall fail to make any other payment of Rent of any kind or Stipulated Loss Value and such failure shall continue unremedied for a period of five (5) days after written demand therefor by the Lessor to the Lessee; or

     (c) FAILURE TO MAINTAIN INSURANCE. The Lessee shall fail to maintain insurance in accordance with Section 10 hereof; or

     (d) MISREPRESENTATION OR BREACH OF WARRANTY. Any representation or warranty made by the Lessee in this Lease or in any other Operative Document or in any document or certificate furnished by the Lessee in connection herewith or therewith shall have been incorrect in any material respect at the time made; or

     (e) BANKRUPTCY ETC. The Lessee shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Lessee under the laws of any country seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law of any country relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and either such proceeding shall remain undismissed and unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; or the Lessee shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

     (f) GENERAL DEFAULT. The Lessee fails to duly observe or perform any of its other obligations under this Lease and such failure shall not have been remedied within a period of twenty (20) calendar days after delivery of written notice specifying the same from Lessor, including without limitation failure to maintain the Aircraft as required by this Lease or the Aviation Authority or failure to protect or preserve Lessor's title to the Aircraft; or

     (g) LOSS OF AIRLINE OR CORPORATE AUTHORITY. Lessee shall cease to be a commercial airline, or the franchises, concessions, permits, rights or privileges required for the conduct of the business and operations of Lessee shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result thereof the preponderant business activity of Lessee shall cease to be that of a commercial airline: or shall in any respect violate
Section 4(d) hereof; or

     (h) NON-PERMITTED TRANSFER. The Lessee (except as expressly permitted by the provisions of this Lease or as may be expressly consented to in writing by the Lessor) attempts to sell, transfer, encumber, part with possession of, assign or lease the Aircraft, the Airframe, any Engines or any part thereof; or

     (i) ABANDONMENT. The Aircraft is (a) abandoned by Lessee or (b) is arrested, confiscated, seized, taken in execution, impounded, forfeited, detained, acquired, or otherwise for any reason ceases to be in the unencumbered possession and control of Lessee otherwise than due to any act of Lessor, or as permitted in this Lease, and Lessee fails to obtain the release of the Aircraft within 30 days of such date unless Lessor in the reasonable exercise of its opinion shall determine (a) Lessee is pursuing a course of action which if successful will result in the return of unencumbered possession to Lessee within 60 days; (b) such course of action is likely to succeed; (c) the Aircraft is fully insured; and (d) no Event of Default has otherwise occurred; or

     (j) UNLAWFUL ACT. It becomes unlawful for Lessee to perform any of its obligations under this Agreement or any of such obligations cease to be legal, valid and enforceable in accordance with the terms of this Agreement by reason of any act or omission of Lessee; or

     (k) FAILURE TO PERFORM COVENANTS. The Lessee fails to perform or observe any other term, covenants, condition or agreement to be performed or observed by it hereunder, under the Lease (other than a covenant, condition or agreement failure in the performance or observance of which is elsewhere in this Section specifically dealt with), and such failure shall continue unremedied for a period of 15 days after written notice thereof shall have been given to the Lessee by the Lender, specifying such failure and requiring it to be remedied; or

     (l) OTHER OBLIGATIONS. A material event of default shall have occurred and been declared and not waived under any agreement wherein Lessee is a debtor or a lessee with respect to aircraft or aircraft engines; or a judgment or judgments for the payment of money shall be rendered against Lessee and such judgment shall not be effectively stayed; or Lessee shall fail to pay any portion of any indebtedness or other obligation of Lessee in excess of the value of $500,000, or there shall occur a declaration of default, an acceleration or any exercise of remedies with respect to any obligation or Liability of Lessee in or relating to an amount in excess of the value of $500,000, PROVIDED ALWAYS that it shall only constitute an Event of Default under this subsection if:

          (i) The indebtedness or other obligation or liability relates to borrowed monies or to a lease,

          (ii) Any applicable grace period shall have expired;

          (iii) Any such acceleration is caused by an actual default on the part of the Lessee and not by an event or act outside its reasonable control; and

          (iv) The declaration of default, acceleration or exercise of any other remedy is not being disputed by the Lessee in good faith and on reasonable grounds.

     SECTION 14. REMEDIES.

     Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare in writing to the Lessee that this Lease is in default; and at any time thereafter, so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do one or more of the following with respect to the Airframe or any Engine, as the Lessor in its sole discretion shall elect, to the extent permitted by Applicable Law then in effect:

     (a) RETURN AND REPOSSESSION. Lessor may in writing demand the prompt return, and the Lessee hereby agrees that it shall return promptly, the Aircraft to the Lessor in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 6 as if the Aircraft were being returned at the end of the Term, or the Lessor or the Lessor's agent, at its option, may, but shall be under no obligation to, enter upon the premises where all or any part of the Airframe or any Engine is believed to be located and take immediate possession of and remove the same by summary proceedings self help or otherwise, all without liability accruing to the Lessor or the Lessor's agent for or by reason of such entry, or taking of possession or removal whether for the restoration of damage to property caused by such action or otherwise.

     (b) SALE, USE, ETC. Lessor may sell the Airframe or any Engine at public or private sale, as the Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Airframe or any Engine as the Lessor may determine, all free and clear of any rights or claims of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto. The Lessor shall act in good faith.

     (c) LIQUIDATED DAMAGES; FAIR MARKET RENTAL. The Lessor, by written notice to the Lessee specifying a payment date which shall be a Rent Payment Date not earlier than ten days from the date of such notice, may cause the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft due on Rent Payment Dates occurring on and after the payment date specified for payment in such notice), any unpaid Basic Rent for the Aircraft due (or which would have been due in the absence of the Expiry) prior to the payment date specified in such notice, plus an amount equal to the present value (computed as of the payment date specified in such notice and using an interest discount rate of 6% per annum) of the total Basic Rents due for what would have been the remainder of the Term in the absence of the Expiry ("Liquidated Rental") (together with interest on all amounts payable by the Lessee under this subsection (c) at the Overdue Payment Rate from such specified payment date until the date of actual payment); and upon such payment of Liquidated Rental and the payment of all other Rent then due hereunder, Lessor shall proceed to exercise commercially reasonable efforts to sell or lease the Aircraft and shall pay over to Lessee, as, if, and when received, (i) in the case of a re-lease, an amount equal to the net rents (after expenses) received under the re-lease for the remainder of the original Term hereof up to the amount of Liquidated Rental actually paid, or (ii) in the case of a sale, the value of the leasehold (determined by Lessor in its sole but good faith discretion), from the date of sale through the original Term hereof, had this Lease not been cancelled.

     (d) APPLICATION OF SECURITY DEPOSIT. Apply all or any portion of the Security Deposit to Lessor's damages attributable to such Event of Default or to the costs of curing such Event of Default. In such event, the Event of Default shall continue until the Security Deposit is restored to its original amount.

     (e) CANCELLATION, TERMINATION, AND RESCISSION. The Lessor may cancel, terminate, or rescind this Lease, or may exercise any other right or remedy which may be available to it under Applicable Law or proceed by court action to enforce the terms hereof or to recover damage for the breach hereof, including without limitation Lessee's agreement to lease the Aircraft for the Term and to pay Rent.

     (f) OTHER REMEDIES. In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto, including all costs and expenses incurred in connection with any retaking of the Airframe or any Engine or in placing the Airframe or any Engine in the condition and airworthiness required by Sections 5 and 6. At any sale of the Airframe or any Engine pursuant to this Section 14 the Lessee may bid for and purchase such property. No remedy referred to in this Section 14 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity, including without limitation the Uniform Commercial Code of New York; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all of such other remedies. No express or implied waiver by the Lessor of any Event of Default or Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default or Default. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Airframe or any Engine in mitigation of the Lessor's damages except as set forth in this Section 14 or which may otherwise limit or modify any of the Lessor's rights or remedies under this Section 14.

     (g) ATTORNEY-IN-FACT. Upon the occurrence of an Event of Default, Lessee shall be deemed to have appointed, and does hereby appoint, Lessor as its attorney-in-fact, which power is hereby deemed to be coupled with an interest, with the full power and authority at Lessee's expense to act, do, or take any action with regard to the Aircraft that Lessee itself could do or authorize, including but not limited to, removal of the Aircraft from Lessee's operating certificate, demand of payment from any third party for sums due for the use of the Aircraft, and cancelling any sublease. Lessee shall execute a separate document in the form attached hereto as Exhibit "D", evidencing this authority to be held by Lessor until redelivery of the Aircraft to Lessor and Lessee's compliance with all of the terms and conditions of this Lease.

     (h) CONTINUING OBLIGATION. Except as otherwise may be provided herein, Lessee shall be liable for any and all unpaid Rent and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses including maintenance reserves, payments heretofore due and those which are incurred in connection with the return of the Aircraft in the Return Condition or in placing the Aircraft in the Return Condition.

      SECTION 15. GENERAL INDEMNITY AND EXPENSES.

     (a) GENERAL INDEMNITY. The Lessee agrees to indemnity, reimburse, and hold harmless each Indemnitee from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines, and other sanctions, and any attorney fees and other reasonable costs and expenses, arising or imposed with or without the Lessor's fault or negligence or under the doctrine of strict liability (collectively, "Claims"), relating to or arising in any manner out of:

          (i) This Lease or the breach of any representation, warranty, or covenant made by the Lessee under this Lease;

          (ii) Manufacture, lease, redelivery, acceptance, rejection, ownership, possession, use, operation, or return, of the Aircraft: provided however that Lessee shall have no obligation hereunder to defend or indemnity any manufacturer, operator or maintenance facility;

          (iii) The Aircraft's condition or any discoverable or nondiscoverable defect in it arising from its design, testing, or construction; any article used in the Aircraft; or any maintenance, service or repair, whether or not the Aircraft is in the Lessee's possession and regardless of where the Aircraft is located; or

          (iv) Any transaction (exclusive of Lessor's purchase financing), approval, or document contemplated by this Lease.

          The Lessee waives and releases each Indemnitee from any existing or future Claims in any way connected with injury to or death of the Lessee's personnel, loss or damage of the Lessee's property, or loss of use of any property, which may:

          (v) Result from or arise in any manner out of the interference with ownership, leasing, condition, use or operation of the Aircraft; or

          (vi) Be caused by any defect in the Aircraft; its design, testing, or construction; any article used in the Aircraft; or any maintenance, service, or repair, whether or not the Aircraft is in the Lessee's possession and regardless of where the Aircraft is located.

     The Lessee shall have no liability to indemnify the Lessor under this
Section 15(a) with respect to any Claim:

          (aa) to the extent that it BOTH is caused by the wilful misconduct or gross negligence of the Indemnitee AND is not insured by insurance in compliance with Section 10;

          (bb) to the extent that such Claim is the result of any failure on the part of the Lessor to comply with any of the express terms of this Lease or any representation or any warranty given by the Lessor in this Lease not being true and correct at the date when, or when deemed to have been, given or made;

          (cc) to the extent that such Claim represents a Tax or a loss of Tax benefits (the Lessee's liabilities for which, to the extent thereof, are set forth in Section 8);

          (dd) which represents ordinary and usual operating or overhead expenses of the Lessor except to the extent that the same arise on the occurrence of an Event of Default;

          (ee) which is required to be borne by the Lessor in accordance with any other provision of this Lease;

          (ff) which results from, or represents, any decline in the market value of the Aircraft (unless such decline arises out of any Default); or

          (gg) to the extent that such Claim arises in connection with the Aircraft in respect of an event or circumstance which occurs or exists prior to the Delivery Date or after the Expiry Date and is not proximately caused by to any act or omission on the part of the Lessee.

The Lessor agrees that it shall, promptly after it becomes aware of any circumstances which shall, or would reasonably be expected to, become the subject of a claim by the Lessor for indemnification pursuant to this Section 15(a), notify the Lessee in writing accordingly as soon as reasonably practicable. The Lessor and the Lessee shall then consult with one another in good faith in order to determine what action (if any) may reasonably be taken to avoid or mitigate such Claim. The Lessee shall have the right to take all reasonable action (on behalf, and, if necessary, in the name, of the Lessor) in order to resist, defend or compromise (provided such compromise is accompanied by payment) any claims by third parties in respect of such Claim, PROVIDED always that the Lessee shall not be entitled to take any such action unless adequate provision, reasonably satisfactory to the Lessor, shall have been made in respect of the third party claim and the costs thereof. The Lessee shall be entitled to select any counsel to represent it and/or the Lessor in connection with any such action, subject to the approval of the Lessor (such approval not to be unreasonably withheld) and any action taken by the Lessee shall be on a basis that will fully indemnity each Indemnitee.

     The indemnities described in this Section will continue in full force and effect notwithstanding the expiration or other termination of this Lease and are expressly made for the benefit of and will be enforceable by each Indemnitee.

     (b) LEGAL FEES AND EXPENSES. The Lessee agrees to pay to Lessor all reasonable costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement of this Lease, any other Operative Document and the other documents to be delivered hereunder or thereunder.

     SECTION 16. ASSIGNMENT AND ALIENATION.

     Lessor shall have the right to assign, sell or encumber any interest of Lessor in the Aircraft or this Lease and/or the proceeds hereof subject to the rights of Lessee under the provisions of this Lease. To effect or facilitate any such assignment, sale or encumbrance, Lessee agrees to provide, at Lessor's cost, such agreements, consents, conveyances or documents as may be reasonably requested by Lessor, which shall include, without limitation, a commercially standard estoppel certificate and an unrestricted release of Lessor from its obligations under this Lease, save as to antecedent liabilities. The agreements, covenants, obligations and liabilities contained herein including, but not limited to, all obligations to pay Rent and indemnify each Indemnitee are made for the benefit of each Indemnitee and their respective successors and assigns; provided, however, that, unless consented to by Lessee, no assignment, sale or encumbrance shall increase the aggregate financial exposure under the indemnity obligations or otherwise of Lessee under this Lease as compared to what such obligations would have been had such assignment, sale or encumbrance not occurred. In the event this Lease is assigned, sold or encumbered by Lessor, any assignee, transferee or mortgagee shall agree as a condition precedent thereto not to disturb or otherwise interfere with the quiet enjoyment of Lessee of the Aircraft so long as no Event or Default shall have occurred and be continuing,

     SECTION 17. NOTICES.

     All notices required under the terms and provisions hereof shall be in writing in the English language, and any such notice shall become effective when received by the other party, by hand, by registered mail with proper postage for airmail prepaid, by overnight courier service, or, if in the form of a telecopy, upon confirmation of receipt thereof, in each case addressed
(i) if to the Lessee:

          ALOHA AIRLINES, INC.
          P.O. Box 30028
          Honolulu, Hawaii 96820

          Attention: CHIEF FINANCIAL OFFICER
          Telecopier: (808) 833-3100

or to such other address as the Lessee shall from time to time designate in writing to the Lessor and Lender, or (ii) if to the Lessor:

          BJET, INC.
          c/o Prentice Hall
          32 Loockerman Sq., Suite L-100
          Dover, Delaware 19901

with a copy to:

          JETLEASE, INC.
          5718 Westheimer, Suite 1700
          Houston, Texas 77057

          Attention: PRESIDENT
          Telecopier: (713) 974-2813

with a further copy to:

          ANANIA, BANDKLAYDER & BLACKWELL
          International Place, Suite 3300
          100 S.E. Second Street
          Miami, Florida 33131

          Attention: FRANCIS A. ANANIA, ESQ.
          Telephone: (305) 373-4900
          Telecopier: (305) 373-2939

or to such other address as the Lessor shall from time to time designate in writing to Lessee and Lender, or (iii) if to Lender:

          FINOVA CAPITAL CORPORATION
          1850 North Central Avenue
          Phoenix, Arizona 85077
          Attention: VICE PRESIDENT-LAW

          and

          FINOVA CAPITAL CORPORATION
          1850 North Central Avenue
          Phoenix, Arizona 85077
          Attention: VICE PRESIDENT-OPERATIONS MANAGEMENT

or to such other address as Lender shall from time to time designate in writing to Lessee and Lessor.

SECTION 18. NO SET-OFF. COUNTERCLAIM. ETC,

     The Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance (except to the extent the Lessee is required by a court of competent jurisdiction to pay Basic Rent to a Person other than the Lessor), including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which the Lessee may have against the Lessor, any partner comprising the Lessor, the manufacturer of the Airframe or of any Engine or anyone else for any reason whatsoever (whether in connection with the transactions contemplated hereby or in connection with any unrelated transaction), (ii) any defect in the title, airworthiness, eligibility for registration under the laws of the United States, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, or any Lien upon, the Airframe or any Engine, or any interruption or cessation in the use or possession thereof by the Lessee for any reason whatsoever, whether arising out of or related to an act or omission of the Lessor or any other Person, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, the Lessor or any other Person, (iv) the invalidity or unenforceability of this Lease or any absence of right, power, or authority of the Lessor or Lessee to enter into this Lease, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. The Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by Applicable Law or otherwise, to terminate, cancel, quit or surrender this Lease, or any obligation imposed on the Lessee by this Lease. Nothing in this Section 18 shall be construed to preclude the Lessee from bringing any suit at law or in equity against any Person that it would otherwise be entitled to bring for breach of any representation, warranty, covenant or duty hereunder.

     SECTION 19. GOVERNING LAW.

     (a) WAIVER OF IMMUNITY, CONSENT TO JURISDICTION. Each of the Lessor and the Lessee hereby irrevocably agrees that, to the extent that it or any of its assets has or hereafter may acquire any right of immunity, as against the other party hereto or its respective successors and assigns, whether characterized as sovereign immunity or otherwise, from any legal proceedings, in the United States of America including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment or from attachment in aid of execution upon a judgment, it hereby expressly and irrevocably waives any such immunity. Each of the Lessor and the Lessee irrevocably agrees that any legal suit, action or proceeding arising out of or relating solely to this Lease or any other Operative Document, or any of the transactions contemplated hereby or thereby or any document referred to herein or therein, may be instituted in the State or Federal courts in the State of Florida or any other jurisdictions authorized under this Section 19, and it hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter to the laying of the venue or the jurisdiction or the convenience of the forum of any such legal suit, action or proceeding and irrevocably submits generally and unconditionally to the jurisdiction of any such court but only in any such suit, action or proceeding. Final judgment against the Lessee or the Lessor in any suit shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Lessee or the Lessor, as the case may be, therein described; provided always that the plaintiff may at its option bring auk, or institute other judicial proceedings, against the Lessee or the Lessor, as the case may be, or any of its assets in the courts of any country or place where the Lessee or the Lessor, as the case may be, or such assets may be found.

     (b) GOVERNING LAW. This Lease is being delivered in the State of New York, and shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the federal law and statutes, and laws and decisions of the State of New York.

     (c) SERVICE OF PROCESS. In the event of any legal proceedings arising out of or relating to this Lease, the parties agree and consent to service of process by any means allowed by law, including but not limited to Certified Mail. Return Receipt Requested, hand delivery, facsimile transmission, Federal Express or other express courier service, any other manner which provides actual notice and/or any other method or procedure allowed by law. Process may be served upon any officer, director, employee or agent of the parties, or any other individual authorized by law. Service of process shall be complete upon delivery unless delivery is refused, in which event service of process shall be deemed complete upon such refusal.

     (d) VENUE AND JURISDICTION. Venue of any actions arising out of or relating to this Lease shall lie exclusively in Dade County, Florida, New York, New York, or Honolulu, Hawaii and the parties expressly agree to submit themselves to the IN PERSONAM jurisdiction of the Dade County, Florida courts, the New York County, New York courts. and the Honolulu, Hawaii courts.

     (e) TRIAL BY JURY. Lessor and Lessee, to the extent permissible by law, do each waive their right to trial by jury.

     SECTION 20. MISCELLANEOUS.

     This Lease constitutes the entire agreement of the parties. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of Lessor and the Lessee hereby waives any provision of Applicable Law which renders any provision hereof prohibited or unenforceable in any respect.

     This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in the Aircraft except as a lessee only.

     This Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, and may be enforced by, (1) Lessor and its agents, servants and personal representatives and, to the extent permitted hereby, assigns and (2) Lessee and its successors and, to the extent permitted hereby, assigns.

The section and subsection headings in this Lease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought and by Lender.

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed as of the date and year first above written.

                                    ALOHA AIRLINES, INC., the Lessee


                             By:     /s/ BRENDA F. CUTWRIGHT
                                    -----------------------------------
                             Title:  SR. VICE PRESIDENT FINANCE &
                                     PLANNING AND CFO
                                    -----------------------------------


                             By:     /s/ JAMES M. KING
                                    -----------------------------------
                             Title:  Vice President -
                                     Planning and Development
                                    -----------------------------------


                                    BJET, INC. the Lessor


                             By:
                                    -----------------------------------
                             Title:
                                    -----------------------------------

Counterpart no. 4 of 4 fully executed counterparts. Only counterpart no. 1 shall constitute the chattel paper counterpart.

FINOVA Capital Corporation has caused counterpart no. 1 to be duly executed this * day of October, 1995, thereby acknowledging (a) receipt of such counterpart and (b) that such counterpart shall constitute the chattel paper counterpart of this Aircraft Lease Agreement.


                                    FINOVA CAPITAL CORPORATION*


                             By:    /s/ authorized signatory
                                    -----------------------------------
                             Title:
                                    -----------------------------------

* Signature not required for FAA filing counterpart

The section and subsection headings in this Lease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought and by Lender.

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed as of the date and year first above written.

                                    ALOHA AIRLINES, INC., the Lessee


                             By:
                                    -----------------------------------
                             Title:
                                    -----------------------------------


                             By:
                                    -----------------------------------
                             Title:
                                    -----------------------------------


                                    BJET, INC. the Lessor


                             By:    /s/ NIGEL MINION
                                    -----------------------------------
                             Title: PRESIDENT
                                    -----------------------------------

Counterpart no. 4 of 4 fully executed counterparts. Only counterpart no. 1 shall constitute the chattel paper counterpart.

FINOVA Capital Corporation has caused counterpart no. 1 to be duly executed this * day of October, 1995, thereby acknowledging (a) receipt of such counterpart and (b) that such counterpart shall constitute the chattel paper counterpart of this Aircraft Lease Agreement.


                                    FINOVA CAPITAL CORPORATION*


                             By:    /s/ authorized signatory
                                    -----------------------------------
                             Title:
                                    -----------------------------------

* Signature not required for FAA filing purposes

             EXHIBIT A: FORM OF LEASE SUPPLEMENT AND RECEIPT

     LEASE SUPPLEMENT AND RECEIPT dated October __, 1995 between Bjet, Inc. (the "Lessor"), and Aloha Airlines, Inc. (the "Lessee").

     The Lessor and the Lessee have heretofore entered into that certain Aircraft Lease Agreement, dated as of October __, 1995 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings), relating to one Boeing model 737-2X6C aircraft, manufacturer serial number 23292. The Lease provides for the execution and delivery of a Lease Supplement and Receipt.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

     A. THE LEASE. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement and Receipt to the same extent as if fully set forth herein. The parties confirm that the Delivery Date is the date of this Lease Supplement and Receipt.

     B. THE AIRCRAFT. The Lessee hereby certifies that the Aircraft described
Schedule 1 hereto, consisting of 6 pages and made a part hereof, and the Aircraft Documents described in Schedule 2 hereto, consisting of 1 page and made a part hereof, have been delivered to the Lessee, inspected by the Lessee, found to be in good order and accepted under, and for all purposes of, the Lease, all on the date hereof. Lessee accepts delivery of the Aircraft "AS IS," "WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTIONS 4(c) OF THE LEASE. For the avoidance of doubt, the Lessee's obligations to return the Aircraft in the conditions set forth in Section 6 of the Lease may be amended as expressly set forth in Schedules 1 and 2 hereto.

     C. REPRESENTATIONS BY THE LESSEE. The Lessee hereby represents warrants to the Lessor that on the date hereof:

     1. The representations and warranties of the Lessee set forth in the Lease are true and correct in all material respects as though made on and as of the date hereof.

     2. The Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date thereof.

     3. No default or Event of Default under the Lease has occurred and is continuing on the date hereof.

     4. The Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

     5. The balance sheet and statement of income of the Lessee or any consolidated group of companies of which the Lessee is a member, heretofore delivered to the Lessor, have been prepared in accordance with generally accepted accounting principles, and fairly represent the financial position of the Lessee or any consolidated group of companies of which the Lessee is a member, on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet, there has been no material adverse change in the financial or operating condition of the Lessee, or any consolidated group of companies of which Lessee is a member.

     This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     This Lease Supplement and Receipt is being delivered in the State of New York, and shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

                                    ALOHA AIRLINES, INC., the Lessee


                             By:
                                    -----------------------------------
                             Title:
                                    -----------------------------------


                             By:
                                    -----------------------------------
                             Title:
                                    -----------------------------------


                                    BJET, INC. the Lessor


                             By:
                                    -----------------------------------
                             Title:
                                    -----------------------------------

                        TECHNICAL SPECIFICATIONS

                        AIRCRAFT:   N674MA
                                  ------------
                        DATE:       03/31/95
                                  ------------
                        TAT:        28,345:56
                                  ------------
                        TAC:        28,213
                                  ------------


CHAPTER 1: GENERAL DESCRIPTION
-------------------------------------------------------------------------------

     Manufacturer:                   Boeing Co.

     Model Designation:              737-2X6C

     Date of Manufacture:            July 5, 1985

     Registration Number:            N674MA

     Serial Number:                  23292

     Production/Line Number:         PY595 / 1113

     Crew/Passenger Accommodation:   2 Crew / 2 Obs / 4 Cabin
                                     0 Pallet / 109 Pax
                                     2 Pallet / 70 Pax; 3 Pallet / 54 Pax;
                                     4 Pallet / 34 Pax; 4 Pallet / 30 Pax;
                                     5 Pallet / 24 Pax; 6 Pallet /  6 Pax;
                                     7 Pallet /  0 Pax

     Aircraft Anti-ice:              Engine Bleed Air

     Selcal Code:                    DG-CE


CHAPTER 2: DESIGN WEIGHTS
-------------------------------------------------------------------------------

     Maximum Taxi Gross Weight:      123,600 lbs

     Maximum Take-off Weight:        123,200 lbs

     Maximum Landing Weight:         107,000 lbs

     Maximum Zero Fuel Weight:        99,000 lbs

     Basic Empty Weight:              62,600 lbs


CHAPTER 5: MAINTENANCE SCHEDULE AND STATUS
-------------------------------------------------------------------------------

                     INTERVAL    HRS TO NEXT CK
                     --------    --------------
     A-1 Check        125 hrs         102

     B Check          750 hrs         183

     C Check         3500 hrs         178

     D Structural:   *

     *REMARKS:  Continuous Maintenance Program consists of "C" maintenance checks at 3500 hour intervals with "D" structural integrated into (7) progressive visits.


SPECS.674/MAINT


                                   SCHEDULE 1

N674NA / Page 2 of 4


CHAPTER 22: AUTOMATIC FLIGHT CONTROLS
-------------------------------------------------------------------------------

     A.F.C.S             Sperry         SP77         n/a              n/a


CHAPTER 23: COMMUNICATIONS
-------------------------------------------------------------------------------

     HF Transceiver      Collins        628T-1       622-3371-001     (1)

     VHF Transceiver     Collins        618M-3       622-1181-001     (2)

     SELCAL Decoder      Motorola       NA134D2      n/a              (1)

     C.V.R.              Fairchild      A100A        93A100-80        (1)


CHAPTER 25: EQUIPMENT & FURNISHINGS
-------------------------------------------------------------------------------

     First Class Seats             n/a

     Business Class Seats          n/a

     Coach Class Seats             Combi Aircraft / Seats-PTC Aerospace (UOP)
                                   QC Seat Pallets / Pemco & Tramco

     Cargo Handling System         QC Pemco Locks/Ancra Ballmat

     Overhead Storage Bin Type     Boeing "Wide Body Look" Interior

     Lavatories / Locations        (1) Fwd / (1) Aft

     Lift Rafts                    n/a

     Life Jackets (Crew)           EAM / Air Cruisers

     Life Jackets (Pax)            Flotation Cushions

     Hand Megaphone                ACR/EM-1

     Escape Path Lighting          Intervalve System

     Escape Slides                 Air Cruisers (3 ea) - (2) Fwd (1) Aft

     P.B.E.                        Dupont

     Galley / Locations            Nordskog (3 ea) - #1 Fwd / #3 Aux / #4 Aft

     Ovens                         Nordskog Model 5316E (#1 & #4 Galley only)

     Beverage Carts                Nordskog (2 ea)


SPECS.674/MAINT

N674MA / Page 3 of 4


CHAPTER 28: FUEL SYSTEMS
-------------------------------------------------------------------------------

     Tank Capacity                   *5173 USG

     Fuel Quantity Indication        Lbs

     Fuel Qty Dripstick Calibration  Inches

     *PAT'S Aux Fuel Tanks Installation Plumbing installed


CHAPTER 31: INDICATION & RECORDING
-------------------------------------------------------------------------------

     Flight Recorder       Fairchild        F800          17M600-00A     (1)


CHAPTER 32: LANDING GEAR
-------------------------------------------------------------------------------

     Left Main Gear        Boeing                         65-46100-52    (1)

     Right Main Gear       Boeing                         65-46100-52    (1)

     Nose Gear             Boeing                         SS-4620C-55    (1)

     Brakes                BF Goodrich                    2-1444         (4)

     Wheels/Tires          BF Goodrich                    3-1398         (4)

     Aircraft equipped with Boeing Gravel Protection Kits.


CHAPTER 34: NAVIGATION
-------------------------------------------------------------------------------

     Dig Air Data Comp     Honeywell        n/a           HG480B13       (2)

     Flight Director       Collins          329B-8J       772-5005-005   (2)

     Marker Beacon         Collins          51Z-4         522-2996-000   (1)

     Weather Radar         Honeywell        Primus 90     MI585161       (1)

     Radio Altimeter       Collins          860F-4        622-3890-003   (1)

     G.P.W.S.              Sundstrand       MKVII         965-0876-001   (1)

     VOR/ILS Nav           Collins          51RV-4        622-3255-002   (2)

     D.M.E.                Collins          860E-5        622-2921-001   (2)

     A.D.F.                Collins          51Y-7         777-2492-004   (2)

     ATC Xponder (Mode S)  Collins          TPR-720       622-7878-200   (2)

     LORAN "C" (Dual)      ONI              7000          n/a            (2)

     Windshear             Sundstrand       MRKVII

     TCAS                  Collins          TCAS II

     OMEGA Navigation      n/a


SPECS.674/MAINT

N674MA / Page 4 of 4


CHAPTER 35: OXYGEN SYSTEM
-------------------------------------------------------------------------------

     Supplemental crew/passenger oxygen system installed


CHAPTER 49: AIRBORNE AUXILIARY POWER
-------------------------------------------------------------------------------

     Garrett / Model 85-129D / Ground and inflight operational


CHAPTER 52: DOORS
-------------------------------------------------------------------------------

     Integral Aft Airstair Door
     Boeing Installed Main Cabin Cargo Door (134" x 84.5")


CHAPTER 72: ENGINES
-------------------------------------------------------------------------------

     Manufacturer:           Pratt & Whitney

     Model:                  JTSD-17A

                                    ENG #1           ENG #2
                                    ------           ------
     Serial Number:                P709481B**        P709418B**

               TSN:                 21,079           23,911

              TSLV:                   3792                0

               CSN:                 21,851           14,994

              CSLV:                   3273                0

     Cycles to First Limiter:       11,179 (C01)       4006 (C09/13)

     Cycles to Second Limiter:      11,416 (C07)       5006 ( * )

     *Multiple Limiters: More than (3) discs are at this limit



     ** Each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof.


SPECS.674/MAINT

Attach to AMMARK/MARKAIR LEASE REPORT



                             MAJOR MAINTENANCE

                      Month Ending:  March 31, 1995
                                    ----------------

                      Aircraft:          N674MA
                                    ----------------


Maintenance Check                                Date Accomplished
                                                 -----------------

   A-1 Check ( 125 Hr)                   (3)  03/04   03/15   03/27
                                         ---------------------------------------

   B Check   ( 750 Hr)
                                         ---------------------------------------

   C Check   (3500 Hr)
                                         ---------------------------------------



Engines Removed for Cause
                                         ---------------------------------------

Engines Removed for Co. Conv.            #1 and #2 eng removed to reinstall orig
                                         ---------------------------------------

Major Structural Repairs
                                         ---------------------------------------

Major Modifications/A.D. Notes
                                         ---------------------------------------



*Remarks:
           ---------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


AMMARK/MAINT

                          STATEMENT OF AIRCRAFT STATUS

                    IN FULFILLMENT OF LEASE CONTRACTS BETWEEN
                       AM-MARK ASSOCIATES AND MARKAIR, INC.

                          For Month Ending  March 31, 1995
                                           ----------------

Aircraft Registration Number:      N674MA
                                ---------------
Airframe Make and Model:   Boeing 737-2X6C

Total Time on Airframe Since New:    28,346:15
                                   ------------
Total Cycles on Airframe Since New:   28,214
                                   ------------

                                                    Since Airframe "C"
                                                    Check or Engine/
                                     For Month      APU Shop Visit
                                  ---------------   ------------------                   Data
                                  Flight            Flight                             Installed
                    Serial No.    Hours    Cycles   Hours    Cycles      Location      (Removed)
                    ----------    ------   ------   ------   ------      --------      ---------

Airframe               23292      295.9      199    3321.4     2522       ANC
                    ----------    ------   ------   ------   ------      ----------

Engines & APU's
 Subject to Lease:

   Engine #1        P709418B        0.3        1       0.3        1       N674MA #2    I-3/29/95
                    ----------    ------   ------   ------   ------      ----------    ---------

   Engine #2        P709481B        0.3        1       0.3        1       N674MA #1    I-3/29/95
                    ----------    ------   ------   ------   ------      ----------    ---------
                    P709481B      261.3      217    3792.4     3273       N674MA #1    R-3/29/95

   APU              P50189                  Returned with N672MA to AM-MARK
                    ----------    -------------------------------------------------

Other Engines & APU's
 installed on airframe:

[The following three entries are struck out in the original document]

   Engine #1        P709490B      295.9      199    2766.1     2059                    R-3/29/95
                    ----------    ------   ------   ------   ------                    ---------

   Engine #2        P709487B      295.9      199    4657.5     3521                    R-3/29/95
                    ----------    ------   ------   ------   ------                    ---------

   APU              P35606        295.9      199    3321.4                             I-6/23/93
                    ----------    ------   ------   ------   ------                    ---------

Engines & APU's Permanently
 Removed from Service During Month:

                    P709418B Replaced P709480B  Destroyed with N670MA
                    -------------------------------------------------

APU and engine data represent the times and cycles of the airframes each is installed on.

The aircraft, engines, modules and APU subject to the lease contract for this aircraft have have been kept in good order and repair, or are being restored to the condition required by the lease.

                                          MARKAIR, INC.

                                          By: [ILLEGIBLE]
                                              ------------------------------

                                          Title: Director of Quality Control
                                                 ---------------------------
AMMARK/MAINT

                                  SCHEDULE 2


                   SEE ATTACHED TECHNICAL SPECIFICATIONS

                                [ILLEGIBLE LOGO]

HISTORICAL RECORDS: BOEING B737-226C, [ILLEGIBLE]

BOX  #1:  Flight Logs 7/85 through 12/86

BOX  #2:  Flight Logs 1/87 through 12/88

BOX  #3:  Flight Logs 1/89 through 12/90

BOX  #4:  Flight Logs 1/91 through 12/92
          "B" Checks - 1991, 1992

BOX  #5:  Flight Logs 1/93 through 12/93
          "B" Checks - 1992, 1993
          "C6" Checks 3/92

BOX  #6:  "B" & "C" Checks 1986 - 1991

BOX  #7:  Kardex / NOS Tags
          "B" Checks 1993 - 1995
          "C7" Check 1993 / "C8" Check 1994

BOX  #8:  Flight Logs 1/94 through 4/95
          Master Log 1985 - 1995

BOX  #9:  Aircraft Historical Records:
          Deferred Maint        Aircraft Readiness Log
          Cert/Permits          Component Change Records
          [ILLEGIBLE]           Maint. Eng. Orders
          [ILLEGIBLE]           Fleet Campaigns/Eng. Orders
          [ILLEGIBLE]           Old Historical Documents
          Structural Repairs    Weight & Balance
          Rigging Brochure      Misc. Brochure
          Detail Specs

BOX #10:  Engine Repair Records (OTC)
          Airframe Airworthiness Directives
          Appliance Airworthiness Directives


Records Accepted by:                               April 10, 1995
                     ------------------------
                           (for) Ammark


[ILLEGIBLE LETTERHEAD]

                            SCHEDULE 2

                                 EXHIBIT "B"

                               October 9, 1995


Bjet, Inc.
c/o Prentice Hall
32 Loockerman Sq., Suite L-100
Dover, Delaware 19901



Gentlemen:

    We are counsel to Aloha Airlines, Inc. ("Aloha") and have acted as such in connection with the Aircraft Lease Agreement dated as of October ___, 1995 between Bjet, Inc., as Lessor ("Bjet"), and Aloha, as Lessee, (the "Lease Agreement"), relating to one Boeing 737-2X6C aircraft, bearing m.s.n. 23292, and two Pratt & Whitney JT8D-17A engines, bearing m.s.n.'s 709481B and 709418B (the "Aircraft").

    In so acting, we have examined the Lease Agreement referred to above, and the originals and copies, certified to our satisfaction, of such records, documents, certificates and other instruments as, in our judgment, are necessary or appropriate to enable me to render the opinion expressed below.

    For the purposes of this opinion, we have assumed the due execution of all documents by parties other than Aloha.

    Based on the above, and subject to the qualifications set forth below, we are of the opinion that:

    1. Aloha is (a) duly formed, validly existing and in good standing as a Hawaii corporation qualified to do business in all jurisdictions where it does business, (b) maintains its principal place of business and chief executive office in Honolulu, Hawaii, (c) has full power to carry on its business as it is now being conducted and to enter into, legally bind itself by, and perform its obligations under the Lease Agreement, and all transactions contemplated thereunder and has complied with all material statutory and other requirements relative to the business carried on by it.

    2. All necessary consents, resolutions and authorizations for Aloha to enter into the Lease Agreement have been obtained, and no further consents or authorizations are necessary for the performance by Aloha of all its obligations pursuant to the

Bjet, Inc.
October 9, 1995
Page 2

    provisions of the Lease Agreement and all other documents executed in connection with the foregoing or contemplated thereby.

    3. The Lease Agreement constitutes a valid and binding obligation of Aloha, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally, and to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity as a court having jurisdiction may impose and by laws which may affect some of such remedies, but which do not make available remedies inadequate for substantial realization of the benefits provided therein.

    4. The execution and delivery of, and the performance of the provisions of the Lease Agreement, and of the transactions contemplated thereby, do not and will not contravene the Articles of Incorporation or Bylaws of Aloha, and will not contravene any applicable law, regulation, decrees, order, permit, mortgage, indenture, deed of trust, loan or credit or contractual or other restriction now existing and binding on Aloha or on any of its properties.

    5. There are no outstanding judgments against Aloha and there is no suit pending or threatened against Aloha which would have a material adverse effect on their ability to enter into and perform its obligations under the Lease Agreement.

    6. The Lease Agreement and any filing required or permitted thereunder is not subject to any registration tax, a stamp duty or similar tax.

    We are members of the Bar of the State of Hawaii and do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the United States of America and the State of Hawaii.

    The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person.

                                                       Char Sakamoto Ishii & Lum

FAA:jam

                                 EXHIBIT "C"

                          CERTIFICATE OF COMPLIANCE

    This Certificate of Compliance is delivered, on and as of the date set forth below by ALOHA AIRLINES, INC. ("LESSEE") to BJET, INC., ("LESSOR") relating to one (1) Boeing 737-2X6C Aircraft, Serial Number 23292, Registration No. N674MA (to be changed to N817AL), together with two (2) Pratt & Whitney JT8D-9A Engines, (collectively referred to as the "Aircraft") as more fully described in that certain Aircraft Lease Agreement between Lessor and Lessee, dated as of October ______, 1995 ("Lease Agreement"). In respect thereof, LESSEE who hereby certifies as follows:

    1. The Aircraft is ready for re-delivery to LESSOR, in accordance with the terms and conditions of the Lease Agreement.

    2. The Aircraft conforms to the terms and conditions of the Lease Agreement, including but not limited to Section 6 thereto;

    3. The Aircraft is in a condition ready for issuance of an FAA Standard Certificate of Airworthiness for an aircraft type certificated in the transport category for operation in scheduled airline service under United States Federal Aviation Regulations, Part 121, ("FAR Part 121") and is eligible for inclusion on the United States Federal Aviation Administration operations specifications of a United States air carrier authorized to provide such service under FAR Part 121.

    4. All Aircraft systems are functioning within manufacturer's limits.

    5. The Aircraft is being re-delivered with the same equipment installed thereon at the commencement of the Lease Agreement, subject only to replacements, additions and modifications which may have been made pursuant to the Lease Agreement.

    LESSEE hereby acknowledges and confirms that LESSOR is entitled to rely upon such representations as proof that the Aircraft fully meets the requirements for return of the Aircraft in accordance with the provisions of the Lease Agreement.

    IN WITNESS WHEREOF, LESSEE has caused this Certificate of Compliance to be executed in its name, by its duly authorized officer or representative, pursuant to due corporate authority, this ______ day of _______________________.

LESSEE: ALOHA AIRLINES, INC.

By: _______________________________     By: _______________________________


Title: ____________________________     Title: ____________________________


Date: _____________________________     Date: _____________________________

                                 EXHIBIT "D"

                        APPOINTMENT AS ATTORNEY-IN-FACT

ALOHA AIRLINES, INC. hereby irrevocably appoints BJET, INC., and ___________________________, and the successors and assigns of each, as its true and lawful attorneys-in-fact, jointly and severally, to act in all respects and do such actions as ALOHA AIRLINES, INC. could do or authorized others to do under that certain Aircraft Lease Agreement between BJET, INC. and ALOHA AIRLINES, INC. dated October ____, 1995, with respect to the use or loss of use, recovery of insurance proceeds, operation, maintenance, repair and possession of that certain Boeing 737-2X6C Aircraft, Serial Number 23292, (Aircraft) which BJET, INC. has leased to ALOHA AIRLINES, INC. This appointment is made as part of and in consideration of the leasing of the Aircraft to ALOHA AIRLINES, INC. by BJET, INC. and shall remain in full force and effect until all obligations of ALOHA AIRLINES, INC. under the referenced Lease shall be fully discharged or satisfied.

Executed this _____ day of ________________________.

ALOHA AIRLINES, INC.

By: _______________________________

Title: ____________________________

Date: _____________________________


By: _______________________________

Title: ____________________________

Date: _____________________________

                                 EXHIBIT "E"

                               DELIVERY RECEIPT

    THE UNDERSIGNED hereby acknowledges that on the _____ day of October, 1995, BJET, INC. ("BJET"), presented for delivery and acceptance at Marana, Arizona, U.S.A. to ALOHA AIRLINES, INC. ("ALOHA") and ALOHA's authorized representative ___________________, one (1) used The Boeing Company Model 737-2X6C aircraft bearing Manufacturer's Serial Number 23292, bearing Federal Aviation Administration Registration Number N674MA (to be changed to N817AL), together with two (2) used Pratt & Whitney Model JT8D-17A engines installed thereon bearing Manufacturer's Serial Numbers 709481B and 709418B, and together with all fixed equipment, parts, components and accessories installed thereon (collectively the "Aircraft") and all Aircraft documents as attached hereto as Schedule A and incorporated herein by reference, pursuant to that certain Aircraft Lease Agreement dated as of October _____, 1995 between BJET and ALOHA ("Lease").

    The undersigned further acknowledges that such Aircraft is acceptable to it and is in the condition contemplated for delivery at Marana, Arizona, U.S.A.

    The undersigned further acknowledges that BJET has in all respects complied with the terms of the Lease as they relate to delivery of the Aircraft, and that ALOHA accepts delivery of the Aircraft "AS IS, WHERE IS" in Marana, Arizona, U.S.A.

    EXECUTED THIS ______ day of October, 1995.

                                         ALOHA AIRLINES, INC.

                                         By: __________________________________


                                             __________________________________
                                               Its Authorized Representative

                                  SCHEDULE 3

                                  BASIC RENT
                                  ----------

    The Lessee shall Pay to the Lessor monthly rental for the Aircraft the ("Basic Rent"), payable in advance on each Rent Payment Date during the Term, in the amount One Hundred Twenty-Five Thousand United States Dollars (US$125,000).

                          LEASE SUPPLEMENT AND RECEIPT

    LEASE SUPPLEMENT AND RECEIPT dated October 23, 1995 between Bjet, Inc. (the "Lessor"), and Aloha Airlines, Inc. (the "Lessee").

    The Lessor and the Lessee have heretofore entered into that certain Aircraft Lease Agreement, dated as of October 23, 1995 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings), relating to one Boeing model 737-2X6C aircraft, manufacturer serial number 23292. The Lease provides for the execution and delivery of a Lease Supplement and Receipt.

    NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

    A. THE LEASE. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement and Receipt to the same extent as if fully set forth herein. The parties confirm that the Delivery Date is the date of this Lease Supplement and Receipt.

    B. THE AIRCRAFT. The Lessee hereby certifies that the Aircraft described
Schedule 1 hereto, consisting of 6 pages and made a part hereof, and the Aircraft Documents described in Schedule 2 hereto, consisting of 1 page and made a part hereof, have been delivered to the Lessee, inspected by the Lessee, found to be in good order and accepted under, and for all purposes of, the Lease, all on the date hereof. Lessee accepts delivery of the Aircraft "AS IS," "WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTIONS 4(c) OF THE LEASE. For the avoidance of doubt, the Lessee's obligations to return the Aircraft in the conditions set forth in Section 6 of the Lease may be amended as expressly set forth in Schedules 1 and 2 hereto.

    C. REPRESENTATIONS BY THE LESSEE. The Lessee hereby represents warrants to the Lessor that on the date hereof:

    1. The representations and warranties of the Lessee set forth in the Lease are true and correct in all material respects as though made on and as of the date hereof.

    2. The Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date thereof.

    3. No default or Event of Default under the Lease has occurred and is continuing on the date hereof.

    4. The Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

    5. The balance sheet and statement of income of the Lessee or any consolidated group of companies of which the Lessee is a member, heretofore delivered to the Lessor, have been prepared in accordance with generally accepted accounting principles, and fairly represent the financial position of the Lessee or any consolidated group of companies of which the Lessee is a member, on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet, there has been no material adverse change in the financial or operating condition of the Lessee, or any consolidated group of companies of which Lessee is a member.

    This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    This Lease Supplement and Receipt is being delivered in the State of New York, and shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

                                             ALOHA AIRLINES, INC., the Lessee

                                     By:     __________________________________


                                     Title:  __________________________________


                                     By:     __________________________________


                                     Title:  __________________________________



                                             BJET, INC., the Lessor

                                     By: /s/ NIGEL MINION
                                             __________________________________

                                     Title:  PRESIDENT
                                             __________________________________
terms of the Lease.

    5. The balance sheet and statement of income of the Lessee or any consolidated group of companies of which the Lessee is a member, heretofore delivered to the Lessor, have been prepared in accordance with generally accepted accounting principles, and fairly represent the financial position of the Lessee or any consolidated group of companies of which the Lessee is a member, on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet, there has been no material adverse change in the financial or operating condition of the Lessee, or any consolidated group of companies of which Lessee is a member.

    This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    This Lease Supplement and Receipt is being delivered in the State of New York, and shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

                                             ALOHA AIRLINES, INC., the Lessee

                                     By: /s/ BRENDA F. CUTWRIGHT
                                             __________________________________

                                     Title:  SR. VICE PRESIDENT FINANCE &
                                             PLANNING AND CFO
                                             __________________________________


                                     By: /s/ JAMES M. KING
                                             __________________________________

                                     Title:  Vice President - Planning and
                                             Development
                                             __________________________________



                                             BJET, INC., the Lessor

                                     By:     __________________________________


                                     Title:  __________________________________

                        TECHNICAL SPECIFICATIONS

                        AIRCRAFT:   N674MA
                                  ------------
                        DATE:       03/31/95
                                  ------------
                        TAT:        28,345:56
                                  ------------
                        TAC:        28,213
                                  ------------


CHAPTER 1: GENERAL DESCRIPTION
-------------------------------------------------------------------------------

     Manufacturer:                   Boeing Co.

     Model Designation:              737-2X6C

     Date of Manufacture:            July 5, 1985

     Registration Number:            N674MA

     Serial Number:                  23292

     Production/Line Number:         PY595 / 1113

     Crew/Passenger Accommodation:   2 Crew / 2 Obs / 4 Cabin
                                     0 Pallet / 109 Pax
                                     2 Pallet / 70 Pax; 3 Pallet / 54 Pax;
                                     4 Pallet / 34 Pax; 4 Pallet / 30 Pax;
                                     5 Pallet / 24 Pax; 6 Pallet /  6 Pax;
                                     7 Pallet /  0 Pax

     Aircraft Anti-ice:              Engine Bleed Air

     Selcal Code:                    DG-CE


CHAPTER 2: DESIGN WEIGHTS
-------------------------------------------------------------------------------

     Maximum Taxi Gross Weight:      123,600 lbs

     Maximum Take-off Weight:        123,200 lbs

     Maximum Landing Weight:         107,000 lbs

     Maximum Zero Fuel Weight:        99,000 lbs

     Basic Empty Weight:              62,600 lbs


CHAPTER 5: MAINTENANCE SCHEDULE AND STATUS
-------------------------------------------------------------------------------

                     INTERVAL    HRS TO NEXT CK
                     --------    --------------
     A-1 Check        125 hrs         102

     B Check          750 hrs         183

     C Check         3500 hrs         178

     D Structural:   *

     *REMARKS:  Continuous Maintenance Program consists of "C" maintenance checks at 3500 hour intervals with "D" structural integrated into (7) progressive visits.


SPECS.674/MAINT


                                   SCHEDULE 1

N674NA / Page 2 of 4


CHAPTER 22: AUTOMATIC FLIGHT CONTROLS
-------------------------------------------------------------------------------

     A.F.C.S             Sperry         SP77         n/a              n/a


CHAPTER 23: COMMUNICATIONS
-------------------------------------------------------------------------------

     HF Transceiver      Collins        628T-1       622-3371-001     (1)

     VHF Transceiver     Collins        618M-3       622-1181-001     (2)

     SELCAL Decoder      Motorola       NA134D2      n/a              (1)

     C.V.R.              Fairchild      A100A        93A100-80        (1)


CHAPTER 25: EQUIPMENT & FURNISHINGS
-------------------------------------------------------------------------------

     First Class Seats             n/a

     Business Class Seats          n/a

     Coach Class Seats             Combi Aircraft / Seats-PTC Aerospace (UOP)
                                   QC Seat Pallets / Pemco & Tramco

     Cargo Handling System         QC Pemco Locks/Ancra Ballmat

     Overhead Storage Bin Type     Boeing "Wide Body Look" Interior

     Lavatories / Locations        (1) Fwd / (1) Aft

     Lift Rafts                    n/a

     Life Jackets (Crew)           EAM / Air Cruisers

     Life Jackets (Pax)            Flotation Cushions

     Hand Megaphone                ACR/EM-1

     Escape Path Lighting          Intervalve System

     Escape Slides                 Air Cruisers (3 ea) - (2) Fwd (1) Aft

     P.B.E.                        Dupont

     Galley / Locations            Nordskog (3 ea) - #1 Fwd / #3 Aux / #4 Aft

     Ovens                         Nordskog Model 5316E (#1 & #4 Galley only)

     Beverage Carts                Nordskog (2 ea)


SPECS.674/MAINT

N674MA / Page 3 of 4


CHAPTER 28: FUEL SYSTEMS
-------------------------------------------------------------------------------

     Tank Capacity                   *5173 USG

     Fuel Quantity Indication        Lbs

     Fuel Qty Dripstick Calibration  Inches

     *PAT'S Aux Fuel Tanks Installation Plumbing installed


CHAPTER 31: INDICATION & RECORDING
-------------------------------------------------------------------------------

     Flight Recorder       Fairchild        F800          17M600-00A     (1)


CHAPTER 32: LANDING GEAR
-------------------------------------------------------------------------------

     Left Main Gear        Boeing                         65-46100-52    (1)

     Right Main Gear       Boeing                         65-46100-52    (1)

     Nose Gear             Boeing                         SS-4620C-55    (1)

     Brakes                BF Goodrich                    2-1444         (4)

     Wheels/Tires          BF Goodrich                    3-1398         (4)

     Aircraft equipped with Boeing Gravel Protection Kits.


CHAPTER 34: NAVIGATION
-------------------------------------------------------------------------------

     Dig Air Data Comp     Honeywell        n/a           HG480B13       (2)

     Flight Director       Collins          329B-8J       772-5005-005   (2)

     Marker Beacon         Collins          51Z-4         522-2996-000   (1)

     Weather Radar         Honeywell        Primus 90     MI585161       (1)

     Radio Altimeter       Collins          860F-4        622-3890-003   (1)

     G.P.W.S.              Sundstrand       MKVII         965-0876-001   (1)

     VOR/ILS Nav           Collins          51RV-4        622-3255-002   (2)

     D.M.E.                Collins          860E-5        622-2921-001   (2)

     A.D.F.                Collins          51Y-7         777-2492-004   (2)

     ATC Xponder (Mode S)  Collins          TPR-720       622-7878-200   (2)

     LORAN "C" (Dual)      ONI              7000          n/a            (2)

     Windshear             Sundstrand       MRKVII

     TCAS                  Collins          TCAS II

     OMEGA Navigation      n/a


SPECS.674/MAINT

N674MA / Page 4 of 4


CHAPTER 35: OXYGEN SYSTEM
-------------------------------------------------------------------------------

     Supplemental crew/passenger oxygen system installed


CHAPTER 49: AIRBORNE AUXILIARY POWER
-------------------------------------------------------------------------------

     Garrett / Model 85-129D / Ground and inflight operational


CHAPTER 52: DOORS
-------------------------------------------------------------------------------

     Integral Aft Airstair Door
     Boeing Installed Main Cabin Cargo Door (134" x 84.5")


CHAPTER 72: ENGINES
-------------------------------------------------------------------------------

     Manufacturer:           Pratt & Whitney

     Model:                  JTSD-17A

                                    ENG #1           ENG #2
                                    ------           ------
     Serial Number:                P709481B**        P709418B**

               TSN:                 21,079           23,911

              TSLV:                   3792                0

               CSN:                 21,851           14,994

              CSLV:                   3273                0

     Cycles to First Limiter:       11,179 (C01)       4006 (C09/13)

     Cycles to Second Limiter:      11,416 (C07)       5006 ( * )

     *Multiple Limiters: More than (3) discs are at this limit



     ** Each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof.


SPECS.674/MAINT

Attach to AMMARK/MARKAIR LEASE REPORT



                             MAJOR MAINTENANCE

                      Month Ending:  March 31, 1995
                                    ----------------

                      Aircraft:          N674MA
                                    ----------------


Maintenance Check                                Date Accomplished
                                                 -----------------

   A-1 Check ( 125 Hr)                   (3)  03/04   03/15   03/27
                                         ---------------------------------------

   B Check   ( 750 Hr)
                                         ---------------------------------------

   C Check   (3500 Hr)
                                         ---------------------------------------



Engines Removed for Cause
                                         ---------------------------------------

Engines Removed for Co. Conv.            #1 and #2 eng removed to reinstall orig
                                         ---------------------------------------

Major Structural Repairs
                                         ---------------------------------------

Major Modifications/A.D. Notes
                                         ---------------------------------------



*Remarks:
           ---------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


AMMARK/MAINT

                          STATEMENT OF AIRCRAFT STATUS

                    IN FULFILLMENT OF LEASE CONTRACTS BETWEEN
                       AM-MARK ASSOCIATES AND MARKAIR, INC.

                          For Month Ending  March 31, 1995
                                           ----------------

Aircraft Registration Number:      N674MA
                                ---------------
Airframe Make and Model:   Boeing 737-2X6C

Total Time on Airframe Since New:    28,346:15
                                   ------------
Total Cycles on Airframe Since New:   28,214
                                   ------------

                                                    Since Airframe "C"
                                                    Check or Engine/
                                     For Month      APU Shop Visit
                                  ---------------   ------------------                   Data
                                  Flight            Flight                             Installed
                    Serial No.    Hours    Cycles   Hours    Cycles      Location      (Removed)
                    ----------    ------   ------   ------   ------      --------      ---------

Airframe               23292      295.9      199    3321.4     2522       ANC
                    ----------    ------   ------   ------   ------      ----------

Engines & APU's
 Subject to Lease:

   Engine #1        P709418B        0.3        1       0.3        1       N674MA #2    I-3/29/95
                    ----------    ------   ------   ------   ------      ----------    ---------

   Engine #2        P709481B        0.3        1       0.3        1       N674MA #1    I-3/29/95
                    ----------    ------   ------   ------   ------      ----------    ---------
                    P709481B      261.3      217    3792.4     3273       N674MA #1    R-3/29/95

   APU              P50189                  Returned with N672MA to AM-MARK
                    ----------    -------------------------------------------------

Other Engines & APU's
 installed on airframe:

[The following three entries are struck out in the original document]

   Engine #1        P709490B      295.9      199    2766.1     2059                    R-3/29/95
                    ----------    ------   ------   ------   ------                    ---------

   Engine #2        P709487B      295.9      199    4657.5     3521                    R-3/29/95
                    ----------    ------   ------   ------   ------                    ---------

   APU              P35606        295.9      199    3321.4                             I-6/23/93
                    ----------    ------   ------   ------   ------                    ---------

Engines & APU's Permanently
 Removed from Service During Month:

                    P709418B Replaced P709480B  Destroyed with N670MA
                    -------------------------------------------------

APU and engine data represent the times and cycles of the airframes each is installed on.

The aircraft, engines, modules and APU subject to the lease contract for this aircraft have have been kept in good order and repair, or are being restored to the condition required by the lease.

                                          MARKAIR, INC.

                                          By: [ILLEGIBLE]
                                              ------------------------------

                                          Title: Director of Quality Control
                                                 ---------------------------
AMMARK/MAINT

                                  SCHEDULE 2


                   SEE ATTACHED TECHNICAL SPECIFICATIONS

                                [ILLEGIBLE LOGO]

HISTORICAL RECORDS: BOEING B737-226C, [ILLEGIBLE]

BOX  #1:  Flight Logs 7/85 through 12/86

BOX  #2:  Flight Logs 1/87 through 12/88

BOX  #3:  Flight Logs 1/89 through 12/90

BOX  #4:  Flight Logs 1/91 through 12/92
          "B" Checks - 1991, 1992

BOX  #5:  Flight Logs 1/93 through 12/93
          "B" Checks - 1992, 1993
          "C6" Checks 3/92

BOX  #6:  "B" & "C" Checks 1986 - 1991

BOX  #7:  Kardex / NOS Tags
          "B" Checks 1993 - 1995
          "C7" Check 1993 / "C8" Check 1994

BOX  #8:  Flight Logs 1/94 through 4/95
          Master Log 1985 - 1995

BOX  #9:  Aircraft Historical Records:
          Deferred Maint        Aircraft Readiness Log
          Cert/Permits          Component Change Records
          [ILLEGIBLE]           Maint. Eng. Orders
          [ILLEGIBLE]           Fleet Campaigns/Eng. Orders
          [ILLEGIBLE]           Old Historical Documents
          Structural Repairs    Weight & Balance
          Rigging Brochure      Misc. Brochure
          Detail Specs

BOX #10:  Engine Repair Records (OTC)
          Airframe Airworthiness Directives
          Appliance Airworthiness Directives


Records Accepted by:                               April 10, 1995
                     ------------------------
                           (for) Ammark


[ILLEGIBLE LETTERHEAD]

                            SCHEDULE 2

                   ASSIGNMENT OF LEASE
                         (N674MA)

     THIS ASSIGNMENT OF LEASE (hereinafter referred to as the "Agreement"), dated as of October 23, 1995 by and between BJET, INC., a Delaware corporation ("Lessor"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"),

                               WITNESSETH:

     WHEREAS, pursuant to that certain Aircraft Lease Agreement dated as of October 23, 1995 between Lessor and Lessee (as hereinafter defined) (the "Lease"), Lessor has agreed to lease to Lessee, among other things, one Boeing 737-2X6C aircraft, together with two (2) Pratt & Whitney JT8D-17A jet aircraft engines installed thereon, more particularly described in EXHIBIT A attached hereto (the "Flight Equipment"); and

     WHEREAS, Lessor has obtained or will obtain financing from Lender in order to finance the acquisition of the Flight Equipment, and in order to fund certain maintenance and modifications of the Flight Equipment; and

     WHEREAS, in order to secure the performance by Lessor of its obligations under that certain Secured Loan Agreement dated as of October 23, 1995 between Lessor, as borrower, and Lender, as lender (the "Loan Agreement") as the same may hereafter be amended, restated or otherwise modified, and the other Loan Documents (as defined in the Loan Agreement), Lessor has agreed to, among other things, assign to Lender all of Lessor's right, title and interest (but none of its obligations) in and to the Lease, including, but not limited to, all amounts payable by Lessee to Lessor under the Lease,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lender hereby agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

     1.1 DEFINITIONS. In this Agreement terms and expressions defined in the foregoing recitals shall have effect as therein defined, and the following terms and expressions shall have the meanings ascribed to such terms below.

          "AIRCRAFT" shall mean, collectively, the Airframe and the Engines.

          "AIRFRAME" shall mean the airframe described in EXHIBIT A hereto, any and all equipment furnished by Lessee and incorporated therein in accordance with the terms of the Lease, and any and all parts (except Engines) relating thereto.

          "ASSIGNED PROPERTY" shall mean, collectively, the Lease and the Earnings.

          "BANKING DAY" shall mean a day on which federally chartered banking institutions in New York City, New York, and Phoenix, Arizona are open for the transaction of business of the nature required by this Agreement.

          "AGREEMENT" shall mean this agreement as from time to time amended and supplemented in accordance with the terms hereof.

          "CLOSING DATE" shall mean the date on which the first Advance is made to Lessor pursuant to the Loan Agreement.

          "DEFAULT" shall mean an event which, with the passage of time, or giving of notice, or both, would constitute an Event of Default.

          "EARNINGS" shall mean all moneys whatsoever from time to time due or payable to Lessor arising out of the use or operation of the Aircraft (a) including (but without limiting the generality of the foregoing) all rental payments, insurance proceeds, maintenance reserves and other monies due to Lessor under the Lease or any other document relating thereto, including compensation payable to Lessor in the event the Aircraft is requisitioned for hire, damages for breach of any contract for the employment of the Aircraft or any documents relating thereto, any amounts payable in consideration of the termination or variation of any lease or charter or other such contract and any other earnings whatsoever due or to become due to Lessor and any proceeds of the foregoing but (b) excluding (i) in all cases Excluded Amounts and (ii) amounts paid to Lessor under the Lease in reimbursement of attorneys' fees and disbursements incurred by Lessor in connection with the enforcement of the provisions of the Lease.

          "ENGINES" shall mean, collectively, each of the engines (having 750 or more rated take off horsepower or the equivalent thereof) described in EXHIBIT A attached hereto and originally installed on the Airframe, whether or not from time to time hereafter installed on the Airframe or installed on other aircraft, (ii) any Replacement Engine and (iii) any and all parts, accessories and accessions to any of the foregoing.

          "EVENT OF DEFAULT" shall mean the occurrence of any of the following:

               (a) Failure of Borrower to pay when due and payable any principal of or interest on or other sum with respect to the Loan, the Note or other sums which may become due hereunder or under any Loan Document, whether by reason of stared maturity or due date, notice of prepayment, cancellation, acceleration or otherwise, and such sum is not fully paid within five (5) Banking Days after the due date thereof;

               (b) Any failure by Borrower to fulfill any covenant or to perform any obligation on its part to be performed under this Agreement and such failure is not cured within fifteen (15) days after the earlier of actual knowledge thereof on the part of Borrower or receipt of notice thereof by Borrower;

               (c) If any representation or warranty made by Borrower in this Agreement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and Borrower fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within thirty (30) days after the earlier of actual knowledge thereof on the part of Borrower or of receipt of notice thereof by Borrower, or any covenant or undertaking of Borrower hereunder is not complied with (regardless of whether Borrower is at fault in connection with such failure of compliance) and such non-compliance continues for thirty (30) days following the date that such non-compliance first occurred; or

               (d) Any "Event of Default" under, and as defined in, anyone or more of the Loan Documents, shall occur.

          "EVENT OF LOSS" shall mean, with respect to any item of the Flight Equipment or any part thereof: (a) the actual, constructive, compromised, arranged or agreed total loss thereof; (b) the destruction or damage beyond repair of such Flight Equipment or part thereof, or such Flight Equipment or part thereof being rendered or becoming permanently unfit for normal use for any reason whatever; (c) the requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire of such Flight Equipment or part thereof (other than a requisition for hire for a temporary period not exceeding one hundred and eighty (180)
days) by or under the order of any Government (whether civil, military or DE FACTO) or public or local authority; or (d) the high-jacking, theft or disappearance, resulting in loss of possession by Lessor or Lessee for a period of thirty (30) consecutive days or longer, of such Flight Equipment or part thereof.

          "EXCLUDED AMOUNTS" shall mean (a) proceeds of public liability insurance in respect of the Flight Equipment payable as a result of insurance claims made, or losses suffered, by Lessor, any affiliate of Lessor or any director, officer, employee, representative or agent of Lessor or any such affiliate to the extent that such insurance claims made, or losses suffered, do not apply to Lender, as assignee of Lessor, or to the Flight Equipment,
(b) proceeds of insurance which is maintained with respect to the Flight Equipment by Lessor or any such affiliate and which insurance is not required under the Loan Documents, (c) any interest paid or payable on any amounts described in clauses (a) or (b) of this definition, (d) the proceeds from the enforcement of the payment of any amount described in clauses

(a) through (c) of this definition and (c) proceeds of insurance used for repair of the Aircraft in accordance with Section 2.4 of that certain First Priority Purchase Money Aircraft Chattel Mortgage and Security Agreement (N674MA) of even date herewith between Lessor and Lender.

          "FEDERAL AVIATION ACT" shall mean the Federal Aviation Act of 1958, as amended and recodified, and the rules and regulations promulgated thereunder, as in effect on the date of this Agreement, and as modified or amended hereafter or any successor or substituted legislation at the time in effect and applicable.

          "FAA" shall mean the Federal Aviation Administration provided for in the Department of Transportation Act of 1966, as in effect on the date of this Agreement and as modified or amended hereafter, or any successor or substituted governmental authority at the time having jurisdiction over the Flight Equipment.

          "GOVERNMENT" shall mean any governmental body, or a political subdivision thereof.

          "LESSEE" shall mean Aloha Airlines, Inc., an Hawaiian corporation.

          "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

          "LOAN" shall mean the principal amount outstanding from time to time and due Lender pursuant to the Loan Agreement and the other Loan Documents, including, without limitation, all amounts from time to time outstanding under the Note.

          "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Loan Agreement, the Note and all other documents executed in connection with any of the foregoing agreements or contemplated thereby or the transactions related hereto or thereto.

          "NOTE" shall mean, collectively (a) the Promissory Note dated as of even date herewith, executed by Borrower, as maker, in favor of Lender, as holder, in accordance with the terms of the Loan Agreement, in the original principal amount of $7,250,000 and (b) the Promissory Note dated as of even date herewith, executed by Borrower, as maker, in favor of Lender, as holder, in accordance with the terms of the Loan Agreement, in the original principal amount of $1,203,430.

          "REPLACEMENT ENGINE" shall mean an engine on the Aircraft on the date of return of the Aircraft to Lessor pursuant to the Lease, or an engine replacing an Engine in the event of an Event of Loss with respect to such Engine, which engine shall be (a) the same model, or an improved model, as the Engine originally leased hereunder and (b) suitable for installation and use on the Airframe without materially impairing the value or utility of the Airframe and having a time to overhaul, time to next shop visit, time to hot section, modification status, value, condition and utility at least equal to the Engine it replaces (assuming the Engine so replaced had the time to overhaul, time to next shop visit, time to hot section, modification status, value, condition and utility required by the terms hereof immediately prior to being replaced) and which is free of all encumbrances other than Permitted Liens.

          "SECURED OBLIGATIONS" shall mean the "Obligations" under, and as defined in, the Loan Agreement.

          "TAXES" shall mean all present and future taxes whatever, and value-added levies, imposts, duties or charges of any nature wherever imposed, including, without limitation, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp or other tax imposed by any national or local taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon.

     1.2 TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All terms used herein which are defined in the Arizona Uniform Commercial Code (the "Code") shall have the meanings ascribed to such terms in the Code unless the context in which such terms are used herein indicates otherwise.

     1.3 TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Agreement which are defined in the Loan Agreement shall, unless otherwise defined herein, have the respective meanings ascribed to such terms in the Loan Agreement, the applicable provisions of which Loan Agreement are incorporated herein.

     2.   ASSIGNMENT.

     To secure the payment and performance by Lessor of the Secured Obligations Lessor hereby assigns, transfers, conveys and sets over to Lender, and grants to Lender a security interest in (a) all of Lessor's right, title and interest in, to and under the Lease (but none of its obligations thereunder), including, without limitation, the right to collect all rental payments, income, proceeds (including, but not limited to, insurance proceeds), awards, revenues and other sums payable by Lessee to Lessor pursuant to the Lease, (b) all of Lessor's rights, if any, under ss.1110 of the Bankruptcy Code of the United States or any subsequently enacted statutes of similar import (or any laws of similar import applicable to the Lease of any other jurisdiction), with respect to the Flight Equipment
(c) all right, title and interest of Lessor to collect, hold and apply all security deposits, maintenance reserves and similar amounts, as provided pursuant to the terms of the Lease, and (d) all rights of Lessor to enforce Lessor's rights and remedies under the Lease. Lender agrees that it shall not exercise any rights of Lender to enforce Lessor's rights and remedies under the Lease unless and until an Event of Default (as hereinafter defined) has occurred

     3.   ACKNOWLEDGMENT OF ASSIGNMENT.

     On or prior to the Closing Date, Lessor shall have delivered to Lessee an Acknowledgment of Assignment of Lease in the form attached hereto as EXHIBIT B, and Lessor and Lessee shall each have executed such Acknowledgment of Assignment of Lease and returned same to Lender. In the event that the Aircraft is subject to any sublease or other transfer of possession by Lessee (subject to the provisions of the Lease governing same), Lessor shall, prior to such sublease becoming effective, have delivered to the sublessee under such sublease an Acknowledgment of Assignment of Lease in substantially the form attached hereto as EXHIBIT B and Lessor and such sublessee shall each have executed such Notice of Assignment of Lease and returned same to Lender.

     4.   APPLICATION OF EARNINGS.

     The Earnings shall be applied and credited in favor of Lessor in accordance with the repayment provisions of the Loan Agreement; PROVIDED, however, that Lender shall remit to Borrower that portion of the Earnings which are to be remitted to Borrower pursuant to Section 7.3 of the Loan Agreement.

     5.   UNDERTAKINGS.

     Lessor hereby covenants and agrees with Lender as follows:

     5.1 DURATION. The undertakings and obligations of Lessor under this Agreement shall continue in full force and effect from and after the date hereof and until the payment and performance in full of the Secured Obligations.

     5.2  PERFORMANCE OF OBLIGATIONS. Lessor shall:

     (a) perform its obligations under the Lease and each other agreement made between Lessor and Lessee in respect of the Aircraft and will not without the prior written consent of Lender rescind, cancel or otherwise terminate the Lease or any of such other agreements other than as permitted by the Loan Agreement;

     (b) promptly notify Lender (i) of any default of which it has knowledge by Lessor or Lessee under the Lease or any other agreement made in respect of the Aircraft, and (ii) of the Lease or such other agreement being frustrated or the performance thereof becoming impossible or substantially different from that contemplated originally by the parties thereto;

     (c) institute and maintain all such proceedings as may be necessary to preserve or protect this Agreement as a valid grant of a security interest in Lessor's rights in the Assigned Property and each other agreement made in respect of the Aircraft;

     (d) not, without the prior written consent of Lender, take or omit to take any action the taking or omission of which might result in any material adverse alteration of any of the Lease or any other agreement made in respect of the Aircraft;

     (e) not, without the prior written consent of Lender, agree to any variation, modification or amendment in the terms of any of the Lease or any other agreement made in respect of the Aircraft, or release any party thereto from any of its obligations thereunder, or waive any breach of the obligations of such party, or consent to any such act or omission of any such party as would otherwise constitute such breach;

     (f) not permit any sublease by Lessee of its interest in the Aircraft, except as expressly permitted under the terms of the Lease as in effect on the Closing Date;

     (g) provide written notice to Lender of any sublease or purported sublease of the Aircraft by Lessee, designating the name and address of such sublessee and such other information as Lender may reasonably request; and

     (h) cause the chattel paper counterpart of the Lease to be delivered to Lender on the Closing Date.

     6.   EXERCISE OF REMEDIES.

     6.1 REMEDIES. Following the occurrence and continuation of an Event of Default under the Loan Agreement and at all times thereafter, Lender shall be entitled:

     (a) to exercise any and all rights of Lessor under or in connection with the Lease or otherwise in respect of the Assigned Property, including without limitation, any and all rights of Lessor to demand or otherwise require payment of any amount under, or performance of, any provision of the Lease;

     (b) on 10 days' prior written notice to Lessor of any public sale or the date after which any private sale may occur, to sell to any person all or any part of Lessor's right, title and interest in and to the Assigned Property upon such terms as Lender shall determine;

     (c) collect, receive or compromise and give a good discharge for any and all monies and claims for monies due and to become due in respect of or under the Lease; and

     (d) otherwise put into force and effect all rights, powers and remedies available to it, at law or otherwise, as assignee of, and holder of a security interest in, the Assigned Property.

     6.2 NO LIABILITY FOR EXERCISE. To the extent permitted by applicable law Lender may exercise its power of sale hereunder in such a way as it in its absolute discretion may determine and, to the extent permitted by applicable law, Lessor hereby agrees that Lender shall not in any circumstances be answerable for any loss occasioned by any such sale or resulting from any postponement thereof.

     6.3 NO LIABILITY AS ASSIGNEE. To the extent permitted by applicable law Lender shall not be liable as assignee in respect of the Assigned Property to account or be liable for any loss upon the realization thereof or for any neglect or default of any nature whatsoever in connection therewith for which an assignee of the Assigned Property may otherwise be liable as such.

     6.4 LENDER'S AUTHORITY. Upon any sale by Lender of Lessor's right, title and interest in and to the Assigned Property, or any part thereof, the purchaser shall not be bound to see or inquire whether the power of sale of Lender has arisen, the sale shall be deemed for all purposes hereof to be within the power of Lender and the receipt of Lender for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefore.

     7.   POWER OF ATTORNEY.

     Lessor hereby irrevocably appoints and constitutes Lender as its true and lawful attorney-in-fact with full power (in the name of and on behalf of Lessor or otherwise) following the occurrence and continuation of an Event of Default, to demand, compound and give acquittance for any monies or claims for monies due or to become due, to endorse any check or other instrument or order in connection therewith and to file any claims or take any action or institute any proceedings which may seem to Lender to be necessary or advisable and otherwise to do any and all things which Lessor itself could do in relation to the Assigned Property. The exercise of such power by Lender shall not put any person dealing with Lender on inquiry as to whether any such event has happened nor shall any person be in any way affected by notice that no such event has happened and the exercise by Lender of such power shall be conclusive evidence of its right to exercise it.

     8.   LIABILITY UNAFFECTED BY ASSIGNMENT.

     Lessor agrees, to the extent permitted by law, that, notwithstanding the assignment to Lender of, and the grant to Lender of a security interest in, the Assigned Property, (a) Lender shall not be obliged to make any inquiries as to the nature or sufficiency of any payment received by Lender under the Assigned Property or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits assigned to Lender or to which Lender may at any time be entitled thereunder, and (b) Lessor shall remain liable to perform all the obligations of Lessor under the Lease and Lender shall be under no obligation of any kind whatsoever in respect thereof, and Lender shall have no liability whatsoever in the event of any failure by Lessor to perform its obligations thereunder.

     9.   CONTINUING SECURITY.

     This Agreement and the assignment and security interest granted herein shall continue in full force and effect until performance in full of the Secured Obligations.

     10.  FURTHER ASSURANCES.

     Lessor undertakes that it will, from time to time on being required to do so by Lender, at the cost and expense of Lessor, do, and cause to be done, all such further acts and/or execute or procure the execution of all, such further documents in a form satisfactory to Lender as Lender may reasonably consider necessary for giving full effect to this Agreement or securing to Lender the full benefit of the rights, powers and remedies conferred upon Lender in this Agreement.

     11.  FEES AND EXPENSES.

     Lessor shall upon Lender's demand, pay to or reimburse Lender for all out-of-pocket expenses of Lender incurred in connection with any enforcement of this Agreement and the transactions contemplated hereby (including, without limitation, all expert witness and legal fees and disbursements of Lender's counsel, including special FAA counsel), and in connection with any actual or proposed amendments hereof and in connection with the preservation and/or enforcement of any Lender's rights and interest in the Assigned Property and in any rights granted to Lender hereunder.

     12.  NOTICES.

     Every notice or demand under this Agreement shall be (a) in writing and may be given or made by registered mail, return receipt requested or by internationally recognized overnight courier service, (b) deemed to have been received in the case of an internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such letter is not deliverable at the address designated in this Section, and (c) sent, in the case of overnight courier or registered mail, to Lender or to Lessor, as applicable, at the following addresses, or to such other address as Lessor or Lender may designate for itself by notice to the other conforming to the requirements for notice set forth in this Section:

     If to Lessor:                      Bjet, Inc.
                                        5716 Westheimer Road, Suite 1700
                                        Houston, texas 77057
                                        Attention: President

                         and

     If to Lender:                      FINOVA Capital Corporation
                                        1850 North Central Avenue
                                        Phoenix, Arizona 85077
                                        Attention: Vice President-Law

                         and

                                        FINOVA Capital Corporation
                                        1850 North Central Avenue
                                        Phoenix, Arizona 85077
                                        Attention: Vice President-Operations
                                                   Management

A copy of all notices sent to Lender shall be sent to Herriot, Coti & Sugrue, 3200 North Central Avenue, Suite 1900, Phoenix, Arizona 85012, Attention:
Mark R. Herriot, Esq., telefax number 602/222-9725 and a copy of all notices sent to Lessor shall be sent to Anania, Bandklayer & Blackwell, 100 S.E. 2nd Street, Suite 3300, Miami, Florida 33131, Attention: Francis A. Anania,
Esq., telefax number 305-373-2939.

     13.  ENTIRE AGREEMENT; AMENDMENTS.

     This Agreement (including all Exhibits hereto) embodies the entire agreement and understanding between Lessor and Lender relating to the subject matter hereof and supersedes all prior agreements and understandings relating hereto and none of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived, except pursuant to an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     14.  GOVERNING LAW: JURISDICTION AND VENUE.

     (A) THE OBLIGATIONS OF LESSOR HEREUNDER ARE TO BE PERFORMED IN, AND THIS AGREEMENT IS EXECUTED, DELIVERED AND ACCEPTED IN, AND THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF ARIZONA, AND BY EXECUTION HEREOF LESSOR, AND BY ACCEPTANCE HEREOF LENDER, EACH AGREES THAT SUCH LAWS AND DECISIONS OF THE STATE OF ARIZONA SHALL GOVERN THIS AGREEMENT NOTWITHSTANDING THE FACT THAT THERE MAY BE OTHER JURISDICTIONS WHICH MAY BEAR

A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY.

     (B) LESSOR AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY LESSOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. LESSOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO LESSOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE FURTHER PROVISIONS OF THIS AGREEMENT. LESSOR WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD LESSOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THEN LESSOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAYBE ENTERED BY LENDER AGAINST LESSOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR LESSOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND LESSOR HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     15.  WAIVER OF JURY.

     LESSOR AND LENDER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS
AGREEMENT.

     16.  ASSIGNMENT, SUCCESSORS AND ASSIGNS.

     Lender may assign or obtain participations with other Lenders in regard to its rights hereunder and under the Note and any other Loan Document and in respect of the Loan, PROVIDED only that no such assignment or participation shall impose any greater obligation on Lessor than set forth herein or therein. Lessor shall not assign any rights under this Agreement nor shall any of Lessor's duties hereunder be assigned or delegable without the prior written consent of Lender.

Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successors in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly herein stated to the contrary. All covenants, representations, warranties and agreements of the parties contained herein shall, subject to the provisions of the preceding sentence, be binding upon and inure to the benefit of their respective successors and permitted assigns.

     17.  CAPTIONS AND SECTION HEADINGS: CONSTRUCTION.

     Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. This Agreement and all documents executed in connection herewith shall be construed without regard to the identity of the parry which prepared the same, and no presumption shall arise as a result thereof.

     18.  SEVERABILITY.

     In the event that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     19.  TIME OF THE ESSENCE.

     Time is of the essence with respect to all of the payment and performance obligations of Lessor hereunder. Time is of the essence with respect to all of the performance obligations of Lender hereunder.

     20.  COUNTERPARTS.

     This is Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                        LENDER:
                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation

                                        BY: [Illegible]
                                            ----------------------------------
                                        ITS: Vice-President-Credit

                                        LESSOR:
                                        BJET, INC., a Delaware corporation

                                        BY:
                                            ----------------------------------
                                        ITS:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                        LENDER:
                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation

                                        BY:
                                            ----------------------------------
                                        ITS:

                                        LESSOR:
                                        BJET, INC., a Delaware corporation

                                        BY: /s/ Nigel Minion
                                            ----------------------------------
                                        ITS: PRESIDENT

                                  EXHIBIT A

                                     TO

                             ASSIGNMENT OF LEASE
______________________________________________________________________________

                    DESCRIPTION OF AIRFRAME AND ENGINES
______________________________________________________________________________

     The "Flight Equipment" as described in the foregoing Assignment of Lease shall consist of the following:

          (a)  One (1) Airframe, identified as follows:

               Manufacturer:                    The Boeing Company
               FAA Registration Number:         N674MA
               Manufacturer's Model Number:     737-2X6C
               Manufacturer's Serial Number:    23292

               together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by BJET, Inc. or hereinafter acquired by BJET, Inc. and installed in or appurtenant TO said airframe; and

          (b) Two (2) Pratt & Whitney JT8D-17A jet aircraft engines, identified by manufacturer's serial numbers P709481B and 709418, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by BJET, Inc. or hereinafter acquired by BJET, Inc. and installed in or appurtenant to any one or more of said engines.

                                  EXHIBIT B

                                     TO

                             ASSIGNMENT OF LEASE
______________________________________________________________________________

                  FORM OF ACKNOWLEDGMENT OF ASSIGNMENT OF LEASE
______________________________________________________________________________

                          NOTICE OF ASSIGNMENT OF LEASE
                                 (N674MA)

     THIS NOTICE OF ASSIGNMENT OF LEASE ("Agreement"), dated as of October 23, 1995 by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), ALOHA AIRLINES, Inc., an Hawaiian corporation ("Lessee") and BJET, INC. a Delaware corporation ("Lessor").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Aircraft Lease Agreement dated as of October 23, 1995 between Lessor and Lessee (the "Lease"), Lessor has agreed to lease to Lessee One (1) Boeing 737-2X6C aircraft, together with two (2) Pratt & Whitney JT8D-17A engines installed thereon, all as more particularly described in ANNEX I attached hereto (the "Right Equipment"); and

     WHEREAS, Lessor has obtained or will obtain financing from FINOVA in order to finance the acquisition of the Flight Equipment, and in order to fund certain maintenance and modifications of the Flight Equipment; and

     WHEREAS, in order to secure the performance by Lessor of its "Obligations" as defined in that certain Secured Loan Agreement dated as of even date herewith between Lessor, as Borrower, and FINOVA, as Lender (the "Loan Agreement") as the same may hereafter be amended restated or otherwise modified, and the other "Loan Documents" (as defined in the Loan Agreement), Lessor has assigned to FINOVA and granted to FINOVA a security interest in, all of Lessor's right, title and interest (but none of its, obligations in and to the Lease, including, but not limited to, all amounts payable by Lessee to Lessor under the Lease, pursuant to that certain Assignment of Lease dated as of even date herewith between Lessor and FINOVA (the "Assignment of Lease"),

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FINOVA, Lessor and Lessee hereby agree as follows:

     1. ACKNOWLEDGMENT OF LESSEE. Lessee hereby acknowledges and consents to the assignment, pursuant to the Assignment of Lease, of Lessor's rights under the Lease to FINOVA, and agrees that such assignment shall not constitute a default under, or breach of, the Lease.

     2. PAYMENTS UNDER LEASE. Until FINOVA otherwise directs in writing, pay to FINOVA, as the same shall become due under the Lease, all amounts from time to time payable by Lessee under the Lease, including, without limitation, all "Basic Rent" and all "Supplemental Rent" as each such term is defined in the Lease. All amounts payable by Lessee shall be paid to the account Citibank, N.A., described below:

          Bank:                         Citibank, N.A.
                                        New York, New York
          Account Of:                   FINOVA Capital Corporation
          Account No:                   4068-0522
          ABA No.:                      09-1000089
          Reference:                    BJET
          Other Banking Information:    ZQX 32348 ZQX

All such payments shall be made to the appropriate account by wire transfer of same day funds.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE. Lessee hereby represents and warrants to FINOVA, and covenants with FINOVA, as follows:

     (a) (i) A true, complete and correct copy of the Lease is attached hereto as Annex II, (ii) the Lease is the entire agreement of lease with respect to the Flight Equipment and the Lease has not been amended, modified or supplemented, (iii) the "Delivery Date" under the Lease has occurred, the Least is in full force and effect and Lessee's obligation to pay rent under the Lease has commenced in accordance with the terms thereof (iv) there is no event which has occurred which constitutes or with the giving of notice or passage of time or both would constitute a default by either party under the Lease, and (v) there has been no prepayment of any rent or other sums payable under the Lease;

     (b) In the event that FINOVA, or any successor to the interest of FINOVA in the Lease, shall succeed to the rights of Lessor under the Lease by reason of FINOVA's (or such successor's) exercise of its rights and remedies with respect to the Lease (FINOVA and such successors, as applicable, being included within the meaning of the term "Lessor" hereunder), the Lease shall continue in full force and effect, and Lessee shall perform its obligations under the Lease for the benefit of FINOVA or such other successor, as applicable, PROVIDED, however, that nothing herein contained shall impose any greater or different obligation upon Lessee than set forth in the Lease, and PROVIDED, FURTHER, that in the event that FINOVA or any successor to the interest of FINOVA in the Lease shall succeed to the rights of Lessor under the Lease by reason of FINOVA's (or such successor's) exercise of its rights and remedies with respect to the Lease:

          (i) notwithstanding anything to the contrary set forth in Section 5(u) of the Lease, FINOVA shall have no obligation to provide financing for the acquisition by Lessee of hush-kits for the Aircraft (although FINOVA reserves the right, in its sole and absolute discretion, to provide such financing, in accordance with the terms of the Lease, to the extent specified therein, and on such other terms and conditions as may be satisfactory to FINOVA in its sole and absolute discretion), it being understood and agreed that in the event that Lessee is required by law to cause the Aircraft to meet Stage III noise requirements and FINOVA does not provide such financing, Lessee may terminate the Lease, in accordance with the provisions of Section 5(u) thereof (PROVIDED, HOWEVER, that Lessee shall have no obligation under said Section 5(u) to pay to Lender the present value of lease payments which are payable following the date of such termination) upon payment of all "Basic
     Rent" and "Supplemental Rent" (as such terms are defined in the Lease) which is due and payable through the date of such termination and compliance with all return conditions set forth in Section 6 of the Lease, and

          (ii) notwithstanding anything to the contrary set forth in Section 5(i) of the Lease, FINOVA shall have no obligation to share the cost of compliance with any "Airworthiness Directives," as such term is defined in the Lease (although FINOVA reserves the right, in its sole and absolute discretion, to share such cost in accordance with Section 5(i) of the Lease), it being understood and agreed that an individual Airworthiness Directive must be complied with the fifth year of the lease "Term" (as defined in the Lease) and Lessee's cost of compliance with such Airworthiness Directive exceeds $50,000 and FINOVA elects not to share the cost of complying with such Airworthiness Directive, then Lessee may terminate the Lease, upon payment all "Basic Rent" and "Supplemental Rent" (as such terms are defined in the lease) which is due and payable through the date of such termination and compliance with all return conditions set forth in Section 6 of the Lease; PROVIDED, HOWEVER, that Lessee need not comply with the return condition set forth in Section 6 to the extent that such conditions would require the Aircraft to comply with the Airworthiness Directive with respect to which Lessee terminates the Lease pursuant to this Section.

     (c) Lessee acknowledges that FINOVA has not made any representations or warranties of any kind, nature or description in respect of the Flight Equipment and that FINOVA has not assumed any of Lessor's duties or obligations under the Lease and Lessee shall continue to look solely to Lessor for the performance and fulfillment of the terms, covenants and conditions on Lessor's part past to be performed under the Lease;

     (d) In the event of any default by Lessor under the Lease or any provision thereof, Lessee agrees that, notwithstanding any provision of the Lease to the contrary, Lessee shall take no action to effect a termination of the Lease by reason of such default without first giving FINOVA at least thirty (30) days' written notice of such default and such proposed termination, which thirty day period shall commence on the date of receipt by FINOVA of such notice, during which thirty day period, FINOVA may cure such default.

     (e) Lessee shall not amend, or execute any document purporting to amend, the Lease in any manner without the prior written consent of FINOVA. With respect to any proposed amendment of the Lease which would (i) reduce the remaining term of the Lease, (ii) reduce the Basic Rent payable by Lessee thereunder, (iii) reduce the insurance coverage under the Lease or the deductible amounts with respect to such insurance, (iv) permit the Aircraft to be registered under the laws of any jurisdiction other than the United States of America, (v) expand the rights of Lessee to transfer rights to possession, custody, control or operation of the Aircraft, (vi) reduce Lessee's obligations with respect to the maintenance of the Aircraft or (vii) reduce Lessee's obligations with respect to the condition of the Aircraft upon termination or expiration of the Lease, FINOVA shall have the right to provide or withhold such consent in its discretion. With respect to any proposed amendment of the Lease which is not described in the preceding sentence, FINOVA shall not unreasonably withhold its consent to such amendment.

      (f) Each notice provided by Lessee to Lessor under the Lease (including, without limitation, pursuant to Section 4(d) of the Lease), shall be simultaneously forwarded to FINOVA by Lessee.

     (g) FINOVA shall have the right to inspect the Aircraft and the Aircraft Documents in accordance with the provisions of Section 5(n) of the Lease, as fully and effectually as if each reference to "Lessor" in such Section were a reference to FINOVA. Such right of FINOVA to inspect the Aircraft and the Aircraft Documents is without derogation of the right of Lessor to inspect the Aircraft and the AIRCRAFT Documents in accordance with
Section 5(n) of the Lease.

     4. NOTICES. All notices (a) to be directed to FINOVA pursuant hereto shall be directed to FINOVA at the following address, or at such other address as FINOVA shall specify to Lessee by notice provided in accordance with this Section:

                                   FINOVA Capital Corporation
                                   1850 North Central Avenue
                                   Phoenix, Arizona 85077 USA
                                   Attention: Vice President-Law

                         and

                                   FINOVA Capital Corporation
                                   1850 North Central Avenue
                                   Phoenix, Arizona 85077 USA
                                   Attention: Vice-President-
                                              Operations Management

and (h) to be directed to Lessee pursuant hereto shall be directed to Lessee at the following address, or at such other address as Lessee shall specify to FINOVA by notice provided in accordance with this Section:

                                   Aloha Airlines, Inc.
                                   371 Aokea Street
                                   Honolulu, Hawaii 96819
                                   Attention: Chief Financial Officer

     5. QUIET ENJOYMENT BY LESSEE. By acceptance hereof, FINOVA agrees that, provided that Lessee is not in default under the Lease or hereunder. FINOVA will not disturb Lessee in the quiet enjoyment of the Flight Equipment.

     6. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED IN, AND SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE Of NEW YORK, UNITED STATES OF AMERICA, APPLICABLE TO AGREEMENTS THEREOF TO BE WHOLLY PERFORMED THEREIN.

     7. VALIDITY OF AGREEMENT NOT IMPAIRED. Lessee acknowledges and agrees that FINOVA or its assigns, without affecting the validity of this Agreement or the rights and obligations of the parties hereunder, may extend the time of payment of the indebtedness of Lessor to FINOVA, or modify the terms of such indebtedness or take or release any collateral securing such indebtedness, without the consent of or notice to Lessee.

     IN WITNESS WHEREOF, Lessee and FINOVA have executed this Agreement as of the date first above written.

                                        ALOHA AIRLINES, INC., an Hawaiian
                                        corporation

                                        BY: /s/ Brenda F. Cutwright
                                            ------------------------------
                                        ITS: SR. VICE PRESIDENT FINANCE &
                                             PLANNING AND CFO

                                        BY: /s/ James M. King
                                            ------------------------------
                                        ITS: Vice President Planning and
                                             Development


                                        FINOVA CAPITAL CORPORATION, a
                                        Delaware corporation

                                        BY:
                                            ------------------------------
                                        ITS:


                    ACKNOWLEDGMENT AND AGREEMENT OF LESSOR

     THE UNDERSIGNED BJET, INC., a Delaware corporation, the "Lessor" referred to in the foregoing Notice of Assignment Of Lease, hereby acknowledge the terms thereof and agrees that (a) to the extent the terms of such Notice of Assignment of Lease are applicable to Lessor, Lessor shall be bound thereby, and (b) Lessor shall not take any action inconsistent with the provision of such Notice of Assignment of Lease.

     IN WITNESS WHEREOF, Lessor has hereunto set its hand.

                                        BJET, INC., a Delaware corporation

                                        BY:
                                            ------------------------------
                                        ITS:

     IN WITNESS WHEREOF, Lessee and FINOVA have executed this Agreement as of the date first above written.

                                        ALOHA AIRLINES, INC., an Hawaiian
                                        corporation

                                        BY:
                                            ------------------------------
                                        ITS:


                                        BY:
                                            ------------------------------
                                        ITS:



                                        FINOVA CAPITAL CORPORATION, a
                                        Delaware corporation

                                        BY: [Illegible]
                                            ------------------------------
                                        ITS: Vice President-Credit


                    ACKNOWLEDGMENT AND AGREEMENT OF LESSOR

     THE UNDERSIGNED BJET, INC., a Delaware corporation, the "Lessor" referred to in the foregoing Notice of Assignment Of Lease, hereby acknowledge the terms thereof and agrees that (a) to the extent the terms of such Notice of Assignment of Lease are applicable to Lessor, Lessor shall be bound thereby, and (b) Lessor shall not take any action inconsistent with the provision of such Notice of Assignment of Lease.

     IN WITNESS WHEREOF, Lessor has hereunto set its hand.

                                        BJET, INC., a Delaware corporation

                                        BY:
                                            ------------------------------
                                        ITS:

     IN WITNESS WHEREOF, Lessee and FINOVA have executed this Agreement as of the date first above written.

                                        ALOHA AIRLINES, INC., an Hawaiian
                                        corporation

                                        BY:
                                            ------------------------------
                                        ITS:


                                        FINOVA CAPITAL CORPORATION, a
                                        Delaware corporation

                                        BY:
                                            ------------------------------
                                        ITS:


                    ACKNOWLEDGMENT AND AGREEMENT OF LESSOR

     THE UNDERSIGNED BJET, INC., a Delaware corporation, the "Lessor" referred to in the foregoing Notice of Assignment Of Lease, hereby acknowledge the terms thereof and agrees that (a) to the extent the terms of such Notice of Assignment of Lease are applicable to Lessor, Lessor shall be bound thereby, and (b) Lessor shall not take any action inconsistent with the provision of such Notice of Assignment of Lease.

     IN WITNESS WHEREOF, Lessor has hereunto set its hand.

                                        BJET, INC., a Delaware corporation

                                        BY: /s/ Nigel Minion
                                            ------------------------------
                                        ITS: PRESIDENT

                                       ANNEX I

                                          TO

                         NOTICE OF ASSIGNMENT OF LEASE

     The "Flight Equipment" as described in the foregoing Notice of Assignment of Lease shall consist of the following:

          (a)  One (1) Airframe, identified as follows:

               Manufacturer:                    The Boeing Company
               FAA Registration Number:         N674MA
               Manufacturer's Model Number:     737-2X6C
               Manufacturer's Serial Number:    23292

          together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by BJET, Inc. or hereinafter acquired by BJET, Inc. and installed in or appurtenant to said airframe; and

          (b) Two (2) Pratt & Whitney JT8D-17A jet aircraft engines, identified by manufacturer's is serial numbers P709481B and 709418, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, together with all parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by BJET, Inc. and installed in or appurtenant to any one or more of said engines.

                                  ANNEX II

                                     TO

                        NOTICE OF ASSIGNMENT OF LEASE
_____________________________________________________________________________

                                   LEASE
_____________________________________________________________________________

*intentionally omitted From FAA Filing counterpart

The section and subsection headings in this Lease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought and by Lender,

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed as of the date and year first above written.

                                        ALOHA AIRLINES, INC., the Lessee

                                        By: /s/ Brenda F. Cutwright
                                            --------------------------------
                                        Title: SR. VICE PRESIDENT FINANCE &
                                               PLANNING AND CEO


                                        By: /s/ James M. King
                                            --------------------------------
                                        Title: VICE PRESIDENT-
                                               PLANNING AND DEVELOPMENT


                                        BJET, INC., the Lessor

                                        By: /s/ Authorized Signatory
                                            --------------------------------
                                        Title: _____________________________


Counterpart no. _____ of _____ fully executed counterparts. Only counterpart no. 1 shall constitute the chattel paper counterpart.

FINOVA Capital Corporation has caused counterpart no. 1 to be duly executed this ______ day of October, 1995, thereby acknowledging (a) receipt of such counterpart and (b) that such counterpart shall constitute the chattel paper counterpart of this Aircraft Lease Agreement.

                                        FINOVA CAPITAL CORPORATION

                                        By: /s/ Authorized Signatory
                                            --------------------------------
                                        Title: _____________________________

                EXHIBIT A: FORM OF LEASE SUPPLEMENT AND RECEIPT

     LEASE SUPPLEMENT AND RECEIPT dated October 23, 1995 between Bjet, Inc. (the "Lessor"), and Aloha Airlines, Inc. (the "Lessee").

     The Lessor and the Lessee have heretofore entered into that certain Aircraft Lease Agreement, dated as of October 23, 1995 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings), relating to one Boeing model 737-2X6C aircraft, manufacturer serial number 23292. The Lease provides for the execution and delivery of a Lease Supplement and Receipt.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

     A. THE LEASE. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement and Receipt to the same extent as if fully set forth herein. The parties confirm that the Delivery Date is the date of this Lease Supplement and Receipt.

     B. THE AIRCRAFT. The Lessee hereby certifies that the Aircraft described
Schedule 1 hereto, consisting of 6 pages and made a part hereof, and the Aircraft Documents described in Schedule 2 hereto, consisting of 1 page and made a part hereof, have been delivered to the Lessee, inspected by the Lessee, found to be in good order and accepted under, and for all purposes of, the Lease, all on the date hereof. Lessee accepts delivery of the Aircraft "AS IS," "WHERE IS," AND SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTIONS 4(c) OF THE LEASE. For the avoidance of doubt, the Lessee's obligations to return the Aircraft in the conditions set forth in Section 6 of the Lease may be amended as expressly set forth in Schedules 1 and 2 hereto.

     C. REPRESENTATIONS BY THE LESSEE. The Lessee hereby represents warrants to the Lessor that on the date hereof:

     1. The representations and warranties of the Lessee set forth in the Lease are true and correct in all material respects as though made on and as of the date hereof.

     2. The Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date thereof.

     3. No default or Event of Default under the Lease has occurred and is continuing on the date hereof.

     4. The Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

     5. The balance sheet and statement of income of the Lessee or any consolidated group of companies of which the Lessee is a member, heretofore delivered to the Lessor, have been prepared in accordance with generally accepted accounting principles, and fairly represent the financial position of the Lessee or any consolidated group of companies of which the Lessee is a member, on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet, there has been no material adverse change in the financial or operating condition of the Lessee, or any consolidated group of companies of which Lessee is a member.

     This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     This Lease Supplement and Receipt is being delivered in the State of New York, and shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

                                       ALOHA AIRLINES, INC., the Lessee

                                       By: /s/ BRENDA F. CUTWRIGHT
                                               --------------------------------
                                       Title:  SR. VICE PRESIDENT FINANCE &
                                               --------------------------------
                                               PLANNING AND CFO
                                               --------------------------------


                                       By: /s/ JAMES M. KING
                                               --------------------------------
                                       Title:  VICE PRESIDENT -
                                               --------------------------------
                                               PLANNING AND DEVELOPMENT
                                               --------------------------------


                                        BJET, INC., the Lessor

                                       By:
                                               --------------------------------
                                       Title:
                                               --------------------------------
terms of the Lease.

     5. The balance sheet and statement of income of the Lessee or any consolidated group of companies of which the Lessee is a member, heretofore delivered to the Lessor, have been prepared in accordance with generally accepted accounting principles, and fairly represent the financial position of the Lessee or any consolidated group of companies of which the Lessee is a member, on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such balance sheet, there has been no material adverse change in the financial or operating condition of the Lessee, or any consolidated group of companies of which Lessee is a member.

     This Lease Supplement and Receipt may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     This Lease Supplement and Receipt is being delivered in the State of New York, and shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement and Receipt to be duly executed as of the date and year first above written.

                                       ALOHA AIRLINES, INC., the Lessee

                                       By:
                                               --------------------------------
                                       Title:
                                               --------------------------------


                                       By:
                                               --------------------------------
                                       Title:
                                               --------------------------------


                                       BJET, INC., the Lessor

                                       By: /s/ NIGEL MINION
                                               --------------------------------
                                       Title:  PRESIDENT
                                               --------------------------------
                                       67

                  ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT
                  ---------------------------------------------

     THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT ("Assignment"), dated as of December 26, 1996 is between BJET, INC. ("Lessor"), ALOHA AIRLINES, INC., a Hawaii Corporation ("Assignor"), ALOHA AIRLINES, INC., a Delaware corporation ("Assignee") and FINOVA Capital Corporation ("FINOVA").

                                    RECITALS
                                    --------

     WHEREAS, Lessor and Assignor entered into that certain Aircraft Lease Agreement dated as of October 23, 1995, as it may be supplemented or amended from time to time (the "Lease"), pursuant to which Assignor leased from Lessor one (1) Boeing model 737-2X6C aircraft bearing manufacturer's serial number 23292 and registration mark N817AL (the "Aircraft");

     WHEREAS, Lessor and FINOVA entered into that certain First Priority Purchase Money Aircraft Chattel Mortgage and Security Agreement dated as of October 23, 1995, as it may be supplemented or amended from time to time (the "Chattel Mortgage") pursuant to which Lessor transferred and assigned to FINOVA, and granted FINOVA a first security interest in, all of Lessor's present and future right, title, and interest in, to, and under the Lease.

     WHEREAS, Lessor, Assignor and FINOVA entered into that certain Notice of Assignment of Agreement dated as of October 23, 1995 ("Notice of Assignment") pursuant to which Assignor consented to the Chattel Mortgage.

     WHEREAS, effective December 26, 1996, Assignor merged with Assignee, and Assignee emerged as the surviving entity and the successor in interest to Lessee.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of these presents and for other valuable consideration, the parties agree as follows.

     1. CERTAIN DEFINED TERMS. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Assignment shall have the respective meanings assigned to them in the Lease.

     2. ASSIGNMENT. As of December 26, 1996 (the "Effective Date"), the Assignor hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, as if Assignee were the original party to the Lease.

     3. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee and, as of the Effective Date, agrees to assume and to be bound by all the terms of, and to undertake all of the obligations of the Assignor contained in, the Lease, including without limitation, all such obligations existing at or prior to, or attributable to acts or events occurring prior to the Effective Date.

     4. LESSOR AND LENDER CONSENT.

     (a) Pursuant to Section 4(d)(i) of the Lease and Section 1 of the Notice of Assignment, Lessor and FINOVA acknowledge and consent to the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee under this Assignment, and acknowledge the rights and obligations of the Assignee described in this Assignment.

     (b) Lessor and FINOVA further acknowledge and agree that from and after the Effective Date Assignee shall be deemed the "Lessee" for all purposes of the Lease and each reference in the Lease to the Assignor as "Lessee" shall be deemed after the Effective Date for all purposes to refer to the Assignee and that, from and after the Effective Date Lessor will perform its obligations under the Lease, in all respects as if Assignee were the original party to the Lease as "Lessee" thereunder.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE. Assignee represents and warrants as follows:

     (a) ORGANIZATION AND QUALIFICATION. The Assignee is duly incorporated in and validly existing under the laws of the state of Delaware, possessing perpetual corporate existence, having the capacity to sue and be sued in its own name, has full power, legal right and authority (corporate and otherwise) to carry on its business as currently conducted, to own and hold under lease its properties and to execute, deliver and perform and observe the provisions of this Assignment and is duly qualified to do business in good standing wherever the nature of its business makes such qualification necessary.

     (b) AIR CARRIER. The Assignee is a citizen of the United States (as defined in 49 U.S.C. ss.40102) holding an air carrier operating certificate issued under 49 U.S.C. chapter 447 for aircraft capable of carrying 10 or more individuals. Assignee is duly licensed by all Governmental authorities whose license or approval may be required to conduct its operations and to operate the Aircraft in air commerce under Part 121 of the

Federal Aviation Administration Air Regulations, 14 C.F.R. 121, and to use an air carrier aircraft radio station under Part 87 of the Federal Communications Commission Aviation Services Regulations, 47 C.F.R. 87, and to the best of the knowledge of Assignee there is no pending or threatened action or proceeding to revoke, modify or suspend any such license.

     (c) CORPORATE AUTHORIZATION. The execution, delivery, and performance by the Assignee of this Assignment (A) has been duly authorized by all necessary corporate action on behalf of the Assignee, (B) does not require the consent or approval of the Assignee's stockholders or of any trustee or the holders of any indebtedness or obligations of the Assignee (except such as have been obtained, and certified copies of which have been furnished to the Lessor), (C) does not contravene any existing Applicable Law to which the Lessee is subject, (D) does not conflict with or result in any breach of any of the terms or constitute a default under any document, instrument, or agreement to which the Assignee is a party or is subject or by which it or any of its assets are bound, (E) does not contravene the Assignee's charter or by-laws, or any other provisions of Assignee's constitutive documents, and (F) does not and will not result in the creation or imposition of or obligate Assignee to create any Lien on or over the Aircraft other than any Permitted Lien.

     (d) GOVERNMENTAL APPROVAL. Every consent, authorization, and approval required by the Assignee to enable it to carry on its business or required by it to authorize or in connection with the execution, delivery, legality, validity, priority, enforceability, admissibility in evidence, or effectiveness of this Assignment or performance by it of any of its obligations under this Assignment has been duly obtained or made and is in full force and effect and there has been no default in observance or performance of any of the conditions, restrictions (if any), imposed on or in connection with any such consent or approval or sanction. On the Effective Date, Assignee will have and will thereafter maintain valid all necessary certificates and licenses for the operation of (a) its business as an airline operating scheduled and charter flights for the carriage of passengers and cargo and (b) the Aircraft on such flights; the Assignee is not exempt from the obtaining of any such certificates or licenses usually required by commercial airline operators.

     (e) VALID AND BINDING AGREEMENTS. This Assignment constitutes the legal, valid and binding obligations of the Assignee enforceable against the Assignee in accordance with its terms, subject to bankruptcy, insolvency, moratorium and similar laws affecting creditors generally and subject also to general equitable principles (regardless or whether enforcement is sought in a proceeding in equity or at law). This Assignment shall governed by the laws of the State of New York.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

     IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.


ASSIGNOR:                               ALOHA AIRLINES, INC., a Hawaii
                                        Corporation

                                        By: /s/ BRENDA F. CUTWRIGHT
                                                -------------------------------
                                        Name:   BRENDA F. CUTWRIGHT
                                                -------------------------------
                                        Title:  SR. VICE PRESIDENT FINANCE &
                                                -------------------------------
                                                PLANNING AND CFO
                                                -------------------------------


                                        By: /s/ JAMES M. KING
                                                -------------------------------
                                        Name:   JAMES M. KING
                                                -------------------------------
                                        Title:  VICE PRESIDENT PLANNING &
                                                -------------------------------
                                                DEVELOPMENT
                                                -------------------------------


ASSIGNEE:                               ALOHA AIRLINES, INC., a
                                        Delaware Corporation

                                        By: /s/ BRENDA F. CUTWRIGHT
                                                -------------------------------
                                        Name:   BRENDA F. CUTWRIGHT
                                                -------------------------------
                                        Title:  SR. VICE PRESIDENT FINANCE &
                                                -------------------------------
                                                PLANNING AND CFO
                                                -------------------------------


                                        By: /s/ JAMES M. KING
                                                -------------------------------
                                        Name:   JAMES M. KING
                                                -------------------------------
                                        Title:  VICE PRESIDENT PLANNING &
                                                -------------------------------
                                                DEVELOPMENT
                                                -------------------------------


LESSOR:                                 BJET, INC.

                                        By: /s/ NIGEL MINION
                                                -------------------------------
                                        Name:   NIGEL MINION
                                                -------------------------------
                                        Title:  PRESIDENT
                                                -------------------------------


LENDER:                                 FINOVA CAPITAL CORPORATION

                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------

     IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.


ASSIGNOR:                               ALOHA AIRLINES, INC., a Hawaii
                                        Corporation

                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------


                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------


ASSIGNEE:                               ALOHA AIRLINES, INC., a
                                        Delaware Corporation

                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------


                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------


LESSOR:                                 BJET, INC.

                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------


LENDER:                                 FINOVA CAPITAL CORPORATION

                                        By: /s/ SANDRA K. MCDONOUGH
                                                -------------------------------
                                        Name:   SANDRA K. MCDONOUGH
                                                -------------------------------
                                        Title:  VICE PRESIDENT
                                                -------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96



                               0 0 0 0 0 0 0 0 9 6 1
                                                                            31-9

CERTIFIED COPY
TO BE RECORDED BY FAA



                                 FIRST AMENDMENT
                                       TO
                             AIRCRAFT LEASE AGREEMENT
                                       AND
                              SUPPLEMENTAL AGREEMENT
                                       TO
                                ASSIGNMENT OF LEASE

     THIS FIRST AMENDMENT TO AIRCRAFT LEASE AGREEMENT AND SUPPLEMENTAL AGREEMENT TO ASSIGNMENT OF LEASE ("Agreement"), dated as of March 13, 1996 by and among BJET, INC., a Delaware corporation ("Lessor"), ALOHA AIRLINES, INC., an Hawaiian corporation ("Lessee") and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                 W I T N E S S E T H:

     WHEREAS, Lessee and Lessor are parties to a certain Aircraft Lease Agreement dated as of October 23, 1995 (the "Lease"); and

     WHEREAS, the rights of Lessor under the Lease have been collaterally assigned to Lender pursuant to an Assignment of Lease dated as of October 23, 1995 between Lessor and Lender (the "Assignment"); and

     WHEREAS, the Lease and the Assignment have been recorded as one instrument in the civil aircraft registry maintained by the Federal Aviation Administration of the United States of America (the "FAA") on December 4, 1995 as Conveyance Number YY013352; and

     WHEREAS, Lessor has acquired two (2) Pratt & Whitney model number JT8D-9A jet aircraft engines, each such engine having 750 or more rated take-off horsepower, or the equivalent thereof, identified by manufacturer's serial numbers 674319 and 648923, respectively (collectively, the "New Engines"); and

     WHEREAS, Lessor and Lessee desire to amend the Lease in order to subject the New Engines to the terms of the Lease in place of the "Engines" referred to in the Lease as currently in effect (the "Old Engines"); and

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96



                               0 0 0 0 0 0 0 0 9 6 2
                                                                            31-7

     WHEREAS, Lessor and Lender desire to supplement the Assignment in order to cause the Lease, as amended hereby, to remain subject to the terms of the Assignment,

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee, Lessor and Lender hereby agree as follows:

     1. AMENDMENT OF LEASE. (a) Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the New Engines, pursuant to the terms of the Lease, in the place and stead of the Old Engines. Each reference in the Lease to the "Engines" shall refer, collectively, to the New Engines, and each reference in the Lease to an "Engine" shall refer to either of the New Engines.

          (b) Lessor, Lessee and Lender have, contemporaneously herewith executed and delivered a Partial Release of Aircraft Lease Agreement and Assignment of Lease, dated as of even date herewith (the "Release"), pursuant to which the Old Engines are released from the terms of the Lease and the Assignment.

          (c) Except as expressly amended hereby, the Lease shall remain in full force and effect from and after the effectiveness hereof.

     2. SUPPLEMENT TO ASSIGNMENT. (a) To secure the payment and performance by Lessor of the "Secured Obligations" (as defined in the Assignment), Lessor hereby assigns, transfers, conveys and sets over to Lender, and grants to Lender a security interest in, all of Lessor's right, title and interest in, to and under the Lease, as modified hereby. Each reference in the Assignment to the "Engines" shall refer, collectively, to the New Engines, and each reference in the Assignment to an "Engine" shall refer to either of the New Engines.

          (b) Except as expressly amended hereby, the Assignment shall remain in full force and effect, and the priority thereof shall remain undisturbed, from and after the effectiveness hereof.

     3. EFFECTIVENESS. This Agreement shall be effective upon, and not before (a) the due execution by Lessor, Lessee and Lender hereof, (b) the presentation of this Agreement to and filing of this Agreement with the FAA for recordation in the civil aircraft registry maintained by the FAA and (c) the presentation of the Release to, and filing of the Release with the FAA for recordation in the civil aircraft registry maintained by the FAA.

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96



                               0 0 0 0 0 0 0 0 9 6 3
                                                                            31-5

     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Agreement as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation

                             BY: /s/ Nigel Minion
                                 -------------------------------
                             ITS: PRESIDENT
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation

                             BY:
                                 -------------------------------
                             ITS:
                                 --------------------------------
                             BY:
                                 -------------------------------
                             ITS:
                                 --------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation

                             BY:
                                 -------------------------------
                             ITS:
                                 --------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96



                               0 0 0 0 0 0 0 0 9 6 4
                                                                            31-3

     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Agreement as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation

                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation

                             BY: /s/ Brenda F. Cutwright
                                 -------------------------------
                             ITS: SR. VICE-PRESIDENT FINANCE &
                                  PLANNING AND CF0
                                 --------------------------------
                             BY: /s/ Owen Sekimura
                                 -------------------------------
                             ITS: STAFF VICE-PRESIDENT FINANCE &
                                  CONTROLLER
                                 --------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation

                             BY:
                                  -------------------------------
                             ITS:
                                 --------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96



                               0 0 0 0 0 0 0 0 9 6 5
                                                                            31-1

     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Agreement as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation

                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation

                             BY:
                                 -------------------------------
                             ITS:
                                 --------------------------------
                             BY:
                                 -------------------------------
                             ITS:
                                 --------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation

                             BY:  /s/ Sandra K. McDonough
                                  -------------------------------
                             ITS: Vice President
                                 --------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 6
                                      0 6 0 0 7 6 9 1
   CERTIFIED COPY
TO BE RECORDED BY FAA                         [Illegible stamp]

                                          '96 MAY 21 AM 8 18
                                              [Illegible]

                            PARTIAL RELEASE
                                   OF
                        AIRCRAFT LEASE AGREEMENT
                                  AND
                          ASSIGNMENT OF LEASE

     THIS PARTIAL RELEASE OF AIRCRAFT LEASE AGREEMENT AND ASSIGNMENT OF LEASE ("Release"), dated as of March 13, 1996 by and among BJET, INC., a Delaware corporation ("Lessor"), ALOHA AIRLINES, INC., an Hawaiian corporation ("Lessee") and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                         W I T N E S S E T H :

     WHEREAS, Lessee and Lessor are parties to a certain Aircraft Lease Agreement dated as of October 23, 1995 (the "Lease") pursuant to which Lessee has leased from Lessor, among other things, two (2) Pratt & Whitney model number JT8D-17A jet aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified by manufacturer's serial numbers P709461B and 709418, respectively (collectively, the "Engines"); and

     WHEREAS, the rights of Lessor under the Lease have been collaterally assigned to Lender pursuant to an Assignment of Lease dated as of October 23, 1995 between Lessor and Lender (the "Assignment"); and

     WHEREAS, the Lease and the Assignment have been recorded as one instrument in the civil aircraft registry maintained by the Federal Aviation Administration of the United States of America (the "FAA") on December 4, 1995 as Conveyance Number YY013352; and

     WHEREAS, Lessor and Lessee wish to release the Engines from the provisions of the Lease, and Lessor and Lender wish to release the Engines from the provisions of the Assignment,

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee, Lessor and Lender hereby agree as follows:


                                  SEE RECORDED
                                   CONVEYANCE
                              NUMBER    YY013352
                                      ------------
                              FICHE # 8  PAGE #  24-249
                                     ---        --------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 7


     1. RELEASE OF ENGINES FROM TERMS OF LEASE. Lessor and Lessee hereby release the Engines from the terms of the Lease.

     2. RELEASE OF ENGINES FROM TERMS OF ASSIGNMENT. Lessor and Lessee hereby release the Engines from the terms of the Assignment.

     3. EFFECTIVENESS. This Release shall be effective on, and not before, its due execution by Lessor, Lessee and Lender and its presentation to and filing with the FAA for recordation in the civil aircraft registry maintained by the FAA.

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 8


     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Release as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation


                             BY: /s/ Nigel Minion
                                 -------------------------------
                             ITS: PRESIDENT
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 9


     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Release as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation


                             BY: /s/ Brenda F. Cutwright
                                 -------------------------------
                             ITS: SR. VICE PRESIDENT FINANCE &
                                        PLANNING AND CFO
                                 -------------------------------


                             BY: /s/ Owen Sikura
                                 -------------------------------
                             ITS: STAFF VICE PRESIDENT - FINANCE
                                          & CONTROLLER
                                 -------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 6 0


     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Release as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             BY: /s/ Sandra K. McDonough
                                 -------------------------------
                             ITS: Vice-President
                                 -------------------------------


                                  -3-